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                      AMENDED AND RESTATED REVOLVING CREDIT

                                       AND

                               SECURITY AGREEMENT


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                        IBJ SCHRODER BANK & TRUST COMPANY
                                   (AS AGENT)

                                       AND

                        IBJ SCHRODER BANK & TRUST COMPANY
                                       AND
                             NATIONAL BANK OF CANADA
                                  (AS LENDERS)

                                      WITH


                         ALLSTATE FINANCIAL CORPORATION
                                   (BORROWER)


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                               AS OF MAY 28, 1997


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



                              AMENDED AND RESTATED
                                REVOLVING CREDIT
                                       AND
                               SECURITY AGREEMENT


                  Amended and Restated Revolving Credit and Security Agreement ("Agreement") dated as of May __, 1997 between ALLSTATE FINANCIAL CORPORATION, a corporation organized under the laws of the Commonwealth of Virginia ("Borrower"), the undersigned financial institutions (collectively, the "Lenders" and individually a "Lender") and IBJ SCHRODER BANK & TRUST COMPANY ("IBJS"), as agent for Lenders (IBJS, in such capacity, the "Agent").

                                   BACKGROUND

                  Borrower is a party with Lenders and Agent to a Revolving Credit and Security Agreement dated as of May 13, 1994 (as the same has been amended, restated, supplemented or otherwise modified, from time to time, the "Existing Agreement") pursuant to which Agent and Lenders provide Borrower with certain financial accommodations.

                  By execution of this Agreement, Borrower, Lenders and Agent intend to amend and restate the Existing Agreement in its entirety and, as so amended and restated, the Existing Agreement shall read in full as set forth herein on the Effective Date.

                  IN CONSIDERATION of the mutual covenants and undertakings herein contained, Borrower and Lenders hereby agree as follows:

                            AMENDMENT AND RESTATEMENT

           As of the date of this Agreement, the terms, conditions, covenants, agreements, representations and warranties contained in the Existing Agreement shall be deemed amended and restated in their entirety as follows; provided, however, nothing contained in this Agreement shall impair, limit or affect the Liens heretofore granted, pledged and/or assigned to Agent for the ratable benefit of Lenders with respect to Collateral as security for the Obligations to Agent and Lenders under the Existing Agreement.

I.         DEFINITIONS.

           1.1. Accounting Terms. As used in this Agreement, the Revolving Credit Note, or any certificate, report or other document made or delivered pursuant to this Agreement, accounting terms not defined in Section 1.2 or elsewhere in this Agreement and accounting terms partly defined in Section 1.2 to the extent not defined, shall have the respective meanings given to them under GAAP.

           1.2. General Terms. For purposes of this Agreement the following terms shall have the following meanings:

                       "Account Debtor" shall mean any Person who may become obligated under, with respect to, or on account of, a Receivable.

                       "Advances" shall mean and include, without duplication, the Revolving Advances, the Inventory Value Advances, the Equipment Value Advances and Letters of Credit.

                       "Advance Rates" shall have the meaning set forth in
Section 2.1(a) hereof.

                       "Affiliate" of any Person shall mean (a) any Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, or (b) any Person who is a director, officer, joint venturer or partner (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (x) to vote 10% or more of the securities having ordinary voting power for the election of directors of such Person, or (y) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

                       "Agreement" shall have the meaning set forth in the preamble hereof.

                       "Base Rate" shall mean the base rate of IBJS as publicly announced by IBJS at its principal office from time to time, such rate to be adjusted automatically, without notice, on the effective date of any change in such rate. This rate of interest is determined from time to time by IBJS as a means of pricing some loans to its customers and is neither tied to any external rate of interest or index nor does it necessarily reflect the lowest rate of interest actually charged by IBJS to any particular class or category of customers of IBJS.

                       "Borrower" shall have the meaning set forth in the preamble to this Agreement and shall extend to all permitted successors and assigns.

                       "Borrowing Base" shall have the meaning set forth in
Section 2.1(a).

                       "Borrowing Base Certificate" shall mean a certificate in the form attached hereto as Exhibit 1.2(a) provided by Borrower to Agent, showing the calculation, as of the relevant period, of the Borrowing Base.

                       "Brasch Employment Agreement" shall mean the Severance Agreement dated as of July 1, 1996 between Borrower and Richard Brasch.

                       "Business Day" shall mean with respect to Eurodollar
Rate Loans, any day on which commercial banks are open for domestic and international business, including dealings in Dollar deposits in London, England and New York, New York and with respect to all other matters, any day that is not a Saturday, a Sunday or a day on which banks are required to be closed in the State of Virginia or New York.

                       "C. Fishman Employment Agreement" shall mean the Employment and Compensation Agreement dated as of July 1, 1996 between Borrower and Craig Fishman.

                       "Capital Expenditures" shall mean all payments for any fixed assets or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one year and that are required to be capitalized under GAAP.

                       "Cash Collateral Account" shall have the meaning set forth in Section 2.10(e).

                       "Cash Equivalents" shall mean (a) certificates of deposit in dollars of any Lender or any commercial banks registered to do business in any state of the United States (i) having capital and surplus in excess of $1,000,000,000 and (ii) whose long-term debt rating is at least investment grade as determined by either Standard & Poor's Corporation or Moody's Investor Service, Inc., (b) readily marketable direct obligations of the United States government or any agency thereof which are backed by the full faith and credit of the United States, (c) commercial paper at the time of acquisition having a rating of at least "A-l" from Standard & Poor's Corporation or "Prime-1" from Moody's Investor Service, Inc., (d) repurchase agreements with commercial banks of a type described in (a) above covering securities described in (b) above, and (e) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (a) through (d) above.

                       "CERCLA" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42
U.S.C. ss.ss.9601 et seq.

                       "Change of Control" shall mean (a) the occurrence of any event (whether in one or more transactions) which results in a transfer of control of Borrower to a Person who is not an Original Owner or (b) any merger or consolidation of or with Borrower or sale of all or substantially all of the property or assets of Borrower, except as specifically provided in Section 7.1 herein. For purposes of this definition, "control of Borrower" shall mean the power, direct or indirect (x) to vote 50% or more of the securities having ordinary voting power for the election of directors of Borrower or (y) to direct or cause the direction of the management and policies of Borrower by contract or otherwise.

                       "Charges" shall mean all taxes, charges, fees, imposts, levies or other assessments, including, without limitation, all net income, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation and property taxes, custom duties, fees, assessments, liens and charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts, imposed by any taxing or other authority, domestic or foreign (including, without limitation, the Pension Benefit Guaranty Corporation or any environmental agency or superfund), upon the Collateral, the Obligations, Borrower or any of its Subsidiaries.

                       "Claims" shall mean all security interests, Liens, claims or encumbrances held or asserted by any Person against any or all of the Collateral, other than (A) Charges and (B) Permitted Encumbrances.

                       "Class A Eligible Receivables Exposure" shall mean Eligible Receivables which have formal due dates, and which remain unpaid ninety
(90) days or less from the original due date multiplied by the applicable Client Stated Advance Rate for such Receivables.

                       "Class B Eligible Receivables Exposure" shall mean Eligible Receivables which do not have formal due dates and which have been owned by Borrower for one hundred twenty (120) days or less from the Purchase Date, multiplied by the applicable Client Stated Advance Rate for such Receivables.

                       "Class C Eligible Receivables Exposure" shall mean Eligible Receivables which do not have formal due dates and which have been owned by Borrower for more than one hundred twenty (120) days but less than two hundred forty one (241) days from the Purchase Date, multiplied by the applicable Client Stated Advance Rate for such Receivables.

                       "Client" shall mean any Person with whom Borrower is a party to a Factoring Agreement, a Collateral Funding Repayment
Agreement and/or an Inventory Collateral Funding Repayment
Agreement.

                       "Client Funded Equipment" shall have the meaning set forth in Section 2.2 hereof.

                       "Client Stated Advance Rate" shall mean the stated advance rate to each Client under the applicable Factoring
Agreement.

                       "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

                       "Collateral" shall mean and include:

                                (a)         all Receivables;

                                (b)         all Equipment;

                                (c)         all General Intangibles;

                                (d)         all Inventory;

                                (e)         all Subsidiary Stock;

                                (f)         all of Borrower's right, title and
interest in and to (i) its goods and other property including, but not limited to all merchandise returned to Clients or rejected by Account Debtors, relating to or securing any of the Receivables; (ii) all of Borrower's rights as a consignor, a consignee, an unpaid vendor, mechanic, artisan, or other lienor, including stoppage in transit, setoff, detinue, replevin, reclamation and repurchase; (iii) all additional amounts due to Borrower from any Client relating to the Receivables; (iv) other property, including warranty claims, relating to any goods securing this Agreement; (v) all of Borrower's contract rights, rights of payment which have been earned under a contract right, instruments, documents, chattel paper, warehouse receipts, deposit accounts, investment property, money and securities; (vi) if and when obtained by Borrower, all personal property of third parties in which Borrower has been granted a lien or security interest as security for the payment or enforcement of Receivables; and (vii) any other goods, personal property or real property now owned or hereafter acquired in which Borrower has expressly granted a security interest or may in the future grant a security interest to Agent hereunder, under any Other Document or in any amendment or supplement hereto or thereto, or under any other agreement between Agent and Borrower;

                                (g)      all of Borrower's ledger sheets, ledger
cards, files, correspondence, records, books of account, business papers, computers, computer software (owned by Borrower or in which it has an interest), computer programs, tapes, disks and documents relating to (a), (b), (c), (d),
(e), or (f) of this Paragraph; and

                                (h)       all proceeds and products of (a), (b),
(c), (d), (e), (f) and (g) in whatever form, including, but not limited to: cash, deposit accounts (whether or not comprised solely of proceeds), certificates of deposit, insurance proceeds (including hazard, flood and credit insurance), negotiable instruments and other instruments for the payment of money, chattel paper, security agreements, documents, eminent domain proceeds, condemnation proceeds and tort claim proceeds.

                       "Collateral Assignment of Security" shall mean the agreement executed by Borrower in favor of Agent pursuant to which all rights of Borrower under each Factoring Agreement and related documents (including all UCC-1 Financing Statements) are collaterally assigned to Agent for the benefit of itself and Lenders.

                       "Collateral Funding Repayment Agreement" shall mean a
Collateral Funding Repayment Agreement and such other agreements in substantially the forms attached hereto as Exhibit 1.2(b) entered into between Borrower and a Client, together with such modifications thereto as Borrower may from time to time deem appropriate or desirable and such other agreements to be approved by Agent in its sole reasonable discretion; provided, however, that, no such modifications can be made without Agent's approval following the occurrence and during the continuance of an Event of Default, such approval not to be unreasonably withheld.

                       "Commitment Percentage" of any Lender shall mean the percentage set forth below such Lender's name on the signature page hereof as same may be adjusted upon any assignment by a Lender pursuant to Section 15.3(b) hereof.

                       "Commitment Transfer Supplement" shall mean a document in the form of Exhibit 15.3 hereto, properly completed and otherwise in form and substance satisfactory to Agent by which the Purchasing Lender purchases and assumes a portion of the obligation of Lenders to make Advances under this Agreement.

                       "Consents" shall mean all filings and all licenses, permits, consents, approvals, authorizations, qualifications and orders of governmental authorities and other third parties, domestic or foreign, necessary to carry on Borrower's business, including, without limitation, any Consents required under all applicable federal, state or other applicable law.

                       "Controlled Group" shall mean all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with Borrower, are treated as a single employer under Section 414 of the Code.

                       "Convertible, Senior Subordinated Notes" shall mean up to an aggregate principal amount of $5,000,000.00 in convertible, senior subordinated notes issued by Borrower from time to time pursuant to an Indenture of Trust dated as of September 11, 1995 between Borrower and Fleet National Bank of Connecticut (successor by merger to Shawmut Bank Connecticut, National Association) (as modified, supplemented or amended from time to time in accordance with the terms thereof, the "Indenture"), which notes (i) shall bear interest at a rate not to exceed 10% per annum payable quarterly in arrears,
(ii) shall not call for any scheduled repayment of principal prior to September 30, 2000, (iii) shall at all times be unsecured, (iv) shall be subordinated in right of payment (as and to the extent provided in the indenture) to the payment or repayment of the Obligations, and (v) may, as specified therein, be converted from time to time into common Stock of Borrower.

                       "Credit Standards" shall have the meaning set forth in
Section 6.8.

                       "Default" shall mean an event which, with the giving of notice or passage of time or both, would constitute an Event of Default.

                       "Default Rate" shall have the meaning set forth in
Section 3.1 hereof.

                       "Demas Employment Agreement" shall mean the Severance Agreement dated as of July 1, 1996 between Borrower and George Demas.

                       "Depository Account" shall have the meaning set forth in Section 4.16(a).

                       "Documents" shall have the meaning set forth in
Section 8.1(c) hereof.

                       "Dollar" and the sign "$" shall mean lawful money of the United States of America.

                       "Domestic Rate Loans" shall mean any Advance that bears interest based upon the Base Rate.

                       "EBIT" shall mean Borrower's and its Subsidiaries' net income before interest and taxes on a consolidated basis.

                       "Effective Date" shall mean the date on which all of the conditions precedent in Section 8.1 have been satisfied.

                       "Eligible Client Funded Inventory" shall have the meaning set forth in Section 2.2A(a) hereof.

                       "Eligible Receivables" shall mean each Receivable set forth on the most recent Schedule of Receivables delivered by Borrower to Agent and on other considerations as Agent may from time to time deem appropriate; provided, however, that under no circumstances shall a Receivable be an Eligible Receivable unless Borrower has recorded on its books and records and actually made advances or loans to a Client pursuant to the applicable Factoring Agreement with respect to such Receivable. In determining whether a particular Receivable constitutes an Eligible Receivable, Agent shall include only a
Receivable:

                       (a) purportedly purchased by Borrower in the ordinary course of business pursuant to a Factoring Agreement of Receivables which arose from the sale of goods or the performance of services by Clients in the ordinary course of the Client's business;

                       (b) upon which (i) Borrower's right to receive payment is absolute and not contingent upon the fulfillment of any condition whatever and (ii) Borrower is able to bring suit or otherwise enforce its remedies against the Client and (iii) Borrower has the right to enforce payment against the Account Debtor through judicial process;

                       (c) against which is asserted no defense, counterclaim or setoff, whether well-founded or otherwise except for ordinary course adjustments (Agent reserves the right to establish appropriate reserves);

                       (d) that is a true and correct statement of a bona fide indebtedness incurred in the amount of the Receivable for merchandise sold to and accepted by, or for services performed by a Client and accepted by, the Account Debtor obligated upon such Receivable (whether or not such services were performed for the Account Debtor);

                       (e) with respect to which an invoice or similar statement has been sent by the Client or by Borrower;

                       (f) that is owned by Borrower and not subject to any right, claim or interest of another (but only to the extent of such right, claim or interest) other than (i) the security interest in favor of Agent for the benefit of Lenders, (ii) Risk Participations granted by Borrower which are fully disclosed on the books and records of Borrower and disclosed to Lenders in the Schedule of Receivables delivered to Agent pursuant to Section 9.2 hereof and
(iii) Liens subordinated to the Lien of Borrower and as to which the holder of any such Lien has agreed not to exercise any rights or remedies until all obligations of the Client to Borrower have been paid in full;

                       (g) that does not arise from a sale to or performance of services for an employee, affiliate, parent or subsidiary of Borrower, or an entity which has common officers or directors with Borrower;

                       (h) that is not the obligation of an Account Debtor that is the federal government or a political subdivision thereof unless Borrower has complied with the Federal Assignment of Claims Act of 1940, and any amendments thereto, with respect to such obligation;

                       (i) that is not the obligation of an Account Debtor located in a foreign country (other than Puerto Rico or Canada) unless such obligation is secured by a letter of credit or a guaranty issued by the Export-Import Bank of the United States acceptable to Agent in its sole reasonable judgment;

                       (j) to the extent that the amount of the Receivable is not subject to claims by an Account Debtor to whom Borrower or a Client is liable for goods sold or services rendered by the Account Debtor to Borrower or such Client;

                       (k) that does not arise with respect to goods which are delivered on a cash-on-delivery basis or placed on consignment, guaranteed sale or other terms by reason of which the payment by the Account Debtor may be conditional;

                       (l) that is not in default; provided, that a Receivable shall be deemed in default upon the occurrence of any of the following:

                                (i) The Receivable is not paid within the two hundred forty day period starting on the date of acquisition thereof by Borrower;

                           (ii) Any Account Debtor obligated upon such Receivable suspends business, makes a general assignment for the benefit of creditors, or fails to pay its debts generally as they come due; or

                          (iii) Any petition is filed by or against any Account Debtor obligated upon such Receivable under any bankruptcy law or any other law or laws for the relief of debtors; provided, however, that $1,000,000 in the aggregate at any one time outstanding of Receivables representing post-petition obligations of Account Debtors operating under Chapter 11 of Title 11 of the United States Code and which otherwise constitute Eligible Receivables hereunder may be deemed to be Eligible Receivables;

                       (m) that is not the obligation of an Account Debtor that is in default (as defined in subparagraph (l) above) on fifty percent (50%) or more of the Receivables upon which such Account Debtor is obligated;

                       (n) that does not arise from the sale of goods which remain in Borrower's or a Client's possession or under Borrower's or a Client's control;

                       (o) (i) Borrower shall have purchased pursuant to a valid, binding and enforceable Factoring Agreement, (ii) with respect to which Borrower shall have taken all actions (including, without limitation, the filing of financing statements under the Uniform Commercial Code) necessary to create in favor of Borrower a valid perfected first priority security interest in each such Receivable, (iii) with respect to which there shall not exist any default declared by Borrower against a Client with respect to such Client's recourse obligations under or with respect to the Factoring Agreement and (iv) with respect to which the Account Debtor shall have been notified to pay Borrower directly or to a location under Borrower's control;

                       (p) with respect to which the applicable Client is not the subject of a proceeding under Title 11 of the United States Code or had a petition filed by or against it under any bankruptcy or insolvency law, except for S.O.S. Enterprises, Ltd. and except for purchases of Receivables outstanding at any time not in excess of 15% of the sum of Tangible Net Worth and the aggregate principal amount of outstanding Convertible, Senior Subordinated Notes based upon Borrower's most recent consolidated balance sheet delivered to Agent in accordance with Section 9.6 or 9.7 hereof as to which

Borrower has obtained an order (i) authorizing interim or final financing of post-petition Receivables and a superpriority Lien on all post-petition
Receivables and unshipped goods, (ii) containing a finding that Borrower is entitled to the protection of Section 364(e) of Title 11 of the United States Code, and (iii) if Borrower owns any pre-petition Receivables of the Client, permitting Borrower to collect and apply the proceeds of such pre-petition Receivables;

                       (q) that does not relate to the Viatical Settlement and Personal Injury Settlement Businesses;

                       (r) to the extent such Receivable is not subject to the rights of a participant in a Risk Participation;

                       (s) that is not a Receivable relating to medicare, medicaid, social security or medical billings to other governmental authorities; and

                       (t) notwithstanding (a) through (s) above, that is otherwise acceptable to Required Lenders as determined in good faith by Required Lenders in the exercise of their discretion in a reasonable manner.

                       "Environmental Authority" shall have the meaning set forth in Section 4.20(d).

                       "Environmental Complaint" shall have the meaning set forth in Section 4.20(d) hereof.

                       "Environmental Laws" shall mean all federal, state and local environmental, land use, zoning, health, chemical use, safety and sanitation laws, statutes, ordinances and codes relating to the protection of the environment and/or governing the use, storage, treatment, generation, transportation, processing, handling, production or disposal of Hazardous Substances and the rules, regulations, policies, guidelines, interpretations, decisions, orders and directives of federal, state and local governmental agencies and authorities with respect thereto.

                       "Equipment" shall mean and include all of Borrower's goods (excluding Inventory) whether now owned or hereafter acquired and wherever located including, without limitation, all equipment, machinery, apparatus, motor vehicles, fittings, furniture, furnishings, fixtures, parts, accessories and all replacements and substitutions therefor or accessions thereto.

                       "Equipment Collateral Assignment of Security" shall mean the agreement executed by Borrower in favor of Agent pursuant to which all rights of Borrower under each Collateral Funding Repayment Agreement and related documents (including all UCC-1 Financing Statements) are collaterally assigned to Agent for the benefit of itself and Lenders.

                       "Equipment Value Advances" shall mean the Advances made pursuant to Section 2.2 hereof.

                       "ERISA" shall mean the Employee Retirement Income Security Act of 1974 (or any successor legislation thereto), as amended from time to time and the rules and regulations promulgated thereunder.

                       "Eurodollar Rate Loan" shall mean an Advance at any time that bears interest based on the Eurodollar Rate.

                       "Eurodollar Rate" shall mean for any Eurodollar Rate
Loan for the then current Interest Period relating thereto the rate per annum (such Eurodollar Rate to be adjusted to the next higher 1/100 of one (1%) percent) equal to the quotient of (a) LIBOR, divided by (b) a number equal to
1.00 minus the aggregate of the rates (expressed as a decimal) of reserve requirements current on the day that is two Business Days prior to the beginning of the Interest Period (including without limitation basic, supplemental, marginal and emergency reserves) under any regulation promulgated by the Board of Governors of the Federal Reserve System (or any other governmental authority having jurisdiction over IBJS) as in effect from time to time, dealing with reserve requirements prescribed for Eurocurrency funding including any reserve requirements with respect to "Eurocurrency liabilities" under Regulation D of the Board of Governors of the Federal Reserve System.

                       "Event of Default" shall mean the occurrence and continuance of any of the events set forth in Article X hereof.

                       "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                       "Factoring Agreement" shall mean an Accounts
Receivable Factoring and Security Agreement and such other agreements in substantially the forms attached hereto as Exhibit 1.2(c) entered into between Borrower and a Client, together with such modifications thereto as Borrower may from time to time deem appropriate or desirable and such other agreements to be approved by Agent in its sole reasonable discretion; provided, however, that, no such modifications can be made without Agent's approval following the occurrence and during the continuance of an Event of Default, such approval not to be unreasonably withheld.

                       "Federal Funds Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or if such rate is not so published for any day which is a Business Day, the average of quotations for such day on such transactions received by IBJS from three Federal funds brokers of recognized standing selected by IBJS.

                       "Fiscal Month" shall mean any of the monthly accounting periods of Borrower.

                       "Fiscal Quarter" shall mean any of the quarterly accounting periods of Borrower.

                       "Fiscal Year" shall mean the 12-month period of Borrower ending December 31 of each year.

                       "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

                       "General Intangibles" shall mean and include all of Borrower's general intangibles, whether now owned or hereafter acquired including, without limitation, all choses in action, causes of action, corporate or other business records, inventions, designs, patents, patent applications, equipment formulations, manufacturing procedures, quality control procedures, trademarks, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, tax refunds, tax refund claims, computer programs, all claims under guaranties, security interests or other security held by or granted to Borrower to secure payment of any of the Receivables by a Client, all amounts due from each Client to Borrower, all rights of indemnification and all other intangible property of every kind and nature (other than Receivables).

                       "Governmental Authority" shall mean any nation or
government,  any state or other political  subdivision  thereof, and any agency,
department  or  other  entity  exercising  executive,   legislative,   judicial,
regulatory or administrative functions of or pertaining to government.

                       "Guaranteed Indebtedness" shall mean, as to any Person, any obligation of such Person guaranteeing any indebtedness, lease, dividend, or other obligation ("primary obligations") of any Person (the "primary obligor") in any manner including, without limitation, any obligation or arrangement of such Person (i) to purchase or repurchase any such primary obligation, (ii) to advance or supply funds (a) for the purchase or payment of any such primary obligation or (b) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) to indemnify the owner of such primary obligation against loss in respect thereof.

                       "Guaranty" shall mean the joint and several guaranty of the obligations of Borrower executed by Guarantors in favor of Lenders.

                       "Guarantors" shall mean, collectively, LOI, SSI, AFC Holding Corporation, Premium Sales Northeast, Inc., Business
Funding of America, Inc., Receivable Financing Corporation and
Business Funding of Florida, Inc.

                       "Hazardous Discharge" shall have the meaning set forth in Section 4.19(d) hereof.

                       "Hazardous Substance" shall mean, without limitation,
any flammable explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated byphenyls, petroleum and petroleum products, methane, hazardous materials, Hazardous Wastes, hazardous or toxic substances or related materials as defined in CERCLA, the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801, et seq.), RCRA, or any other applicable Environmental Law and in the regulations adopted pursuant thereto.

                       "Hazardous Wastes" shall mean all waste materials subject to regulation under CERCLA, RCRA or applicable state law, and any other applicable Federal and state laws now in force or hereafter enacted relating to hazardous waste disposal.

                       "Hotsenpiller Employment Agreement" shall mean an Employment and Compensation Agreement at any time entered into between Borrower and Wade Hotesenpiller in a form similar to the Matthy Employment Agreement with cash compensation not to exceed $175,000.

                       "IBJS" shall have the meaning set forth in the preamble.

                       "Indebtedness" of a Person at a particular date shall mean all obligations of such Person which in accordance with GAAP would be classified upon a balance sheet as liabilities (except capital stock and surplus earned or otherwise) and in any event, without limitation by reason of enumeration, shall include all indebtedness, debt and other similar monetary obligations of such Person whether direct or guaranteed, and all premiums, if any, due at the required prepayment dates of such indebtedness, and all indebtedness secured by a Lien on assets owned by such Person, whether or not such indebtedness actually shall have been created, assumed or incurred by such Person. Any indebtedness of such Person resulting from the acquisition by such Person of any assets subject to any Lien shall be deemed, for the purposes hereof, to be the equivalent of the creation, assumption and incurring of the indebtedness secured thereby, whether or not actually so created, assumed or incurred.

                       "Interest Period" shall mean the period provided for any Eurodollar Rate Loan pursuant to Section 2.12(b) hereof.

                       "Inventory" shall mean all of Borrower's now owned or hereafter acquired goods, merchandise and other personal property, wherever located, to be furnished under any contract of service or held for sale or lease, all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in Borrower's business or used in selling or furnishing such goods, merchandise and other personal property, and all documents of title or other documents representing them.

                       "Inventory Borrowing Base" shall have the meaning set forth in Section 2.2A(a).

                       "Inventory Collateral Assignment of Security" shall
mean the agreement executed by Borrower in favor of Agent pursuant to which all rights of Borrower under each Inventory Collateral Funding Repayment Agreement and related documents (including all UCC-1 Financing Statements) are collaterally assigned to Agent for its benefit and the benefit of the Lenders.

                       "Inventory Collateral Funding Repayment Agreement" shall mean an Inventory Collateral Funding Repayment Agreement and such other agreements in substantially the forms attached hereto as Exhibit 1.2(d) entered into between Borrower and a Client, together with such modifications thereto as Borrower may from time to time deem appropriate or desirable and such other agreements to be approved by Agent in its sole reasonable discretion; provided, however, that, no such modifications can be made without Agent's approval following the occurrence and during the continuance of an Event of Default, such approval not to be unreasonably withheld.

                       "Inventory Value Advances" shall mean Advances made pursuant to Section 2.2A(a) hereof.

                       "IRS" shall mean the Internal Revenue Service, or any successor thereto.

                       "Lender and "Lenders" shall have the meaning ascribed to such term in the Preamble and shall include each person which is a transferee, successor or assign of any Lender.

                       "Letter of Credit Application" shall have the meaning set forth in Section 2.9(a).

                       "Letter of Credit Fees" shall have the meaning set forth in Section 3.2.

                       "Letter of Credit Obligations" means at any time with respect to all Letters of Credit issued by and caused to be issued at the request of the Agent in accordance with Section 2.8 the sum of (x) the aggregate undrawn amount of all Letters of Credit outstanding at such time, plus (y) the aggregate amount of all Letters of Credit for which the issuer and/or the Lenders have not been reimbursed and as to which a Revolving Advance has not been made.

                       "Letter of Guaranty" shall mean an agreement, instrument or other arrangement pursuant to which Borrower provides a guarantee or similar undertaking with respect to obligations of any Client and, without duplication, all additional Guaranteed Indebtedness (other than the Guaranty).

                       "Letters of Credit" shall have the meaning set forth in Section 2.8.

                       "LIBOR" shall mean for any Eurodollar Rate Loan for the then current Interest Period relating thereto, the rate per annum quoted by Agent to Borrower two (2) Business Days prior to the first day of such Interest Period as the rate available to Agent in the interbank market for offshore Dollar deposits in immediately available funds for a period equal to such Interest Period and in an amount equal to the amount of such Eurodollar Rate Loan.

                       "Lien" shall mean any mortgage, deed of trust, pledge,
hypothecation, assignment, security interest, lien (whether statutory or otherwise), Charge, Claim or encumbrance, or preference, priority or other security agreement or preferential arrangement held or asserted in respect of any asset of any kind or nature whatsoever including, without limitation, any conditional sale or other title retention agreement, any lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction.

                       "Lockbox Account" shall have the meaning set forth in
Section 4.16(a).

                       "LOI" shall mean Lifetime Options, Inc., a Viatical Settlement Company, a Maryland corporation.

                       "Madden Employment Agreement" shall mean the Employment and Compensation Agreement dated as of May 5, 1997 between Borrower and Frank Madden in substantially the form delivered to the Agent prior to the Effective Date pursuant to a facsimile dated May 22, 1997.

                       "Material Adverse Effect" shall mean a material adverse effect on (i) the business, assets, operations, prospects or financial or other condition of Borrower and its Subsidiaries taken as a whole, (ii) Borrower's and its Subsidiaries' collective ability to pay the Obligations in accordance with the terms thereof, (iii) the Collateral or Agent's Liens on the Collateral or the priority of any such Lien, or (iv) Agent's and Lenders' rights and remedies under this Agreement and the Other Documents.

                       "Matthy Employment Agreement" shall mean the Employment and Compensation Agreement dated as of July 1, 1996 between Borrower and Peter Matthy.

                       "Maximum Equipment Value Advance Amount" shall mean $5,000,000.

                       "Maximum Inventory Value Advance Amount" shall mean $2,500,000.

                       "Maximum Revolving Advance Amount" shall mean
$25,000,000.

                       "Multiemployer Plan" shall mean a plan described in Sections 3(37) and Section 4001(a)(3) of ERISA to which Borrower has an obligation to contribute.

                       "Obligations" shall mean all loans, advances, debts, liabilities, and obligations, of every kind, nature and description, direct or indirect, secured or unsecured, joint, several, joint and several, absolute or contingent, due or to become due, now existing or hereafter arising, contractual or tortious, liquidated or unliquidated, owing by Borrower or any of its Subsidiaries or all of them to Agent or any Lender, at any time, whether or not evidenced by any note, agreement or other instrument, arising in each case under any of this Agreement or under any Other Document. This term includes, without limitation, all principal, interest, fees, charges, reimbursement obligations in respect of Letter of Credit Obligations, expenses, attorneys' fees and any other sum chargeable to Borrower or any or all of its Subsidiaries under this Agreement or under any of the Other Documents.

                       "Operating Account" shall have the meaning set forth in Section 4.16(c).

                       "Original Closing Date" shall mean May 13, 1994.

                       "Original Owners" shall mean, collectively, Leon Fishman, Barbara Fishman and Eugene R. Haskin.

                       "Other Documents" shall mean the Revolving Credit
Note, Stock Pledge Agreements, Guaranty, Security Agreement, Collateral Assignment of Security, Equipment Collateral Assignment of Security, Inventory Collateral Assignment of Security and any and all other agreements, instruments and documents, including, without limitation, guaranties, pledges, powers of attorney, consents, and all other writings heretofore, now or hereafter executed by Borrower and/or delivered to Agent or any Lender in respect of the transactions contemplated by this Agreement.

                       "Parent" of any Person shall mean a corporation or other entity owning, directly or indirectly more than 50% of the shares of stock or other ownership interests having ordinary voting power to elect a majority of the directors of the Person, or other Persons performing similar functions for any such Person.

                       "Participant" shall mean each Person who shall be granted the right by any Lender to participate in any of the Advances and who shall have entered into a participation agreement in form and substance satisfactory to such Lender.

                       "Payment Office" shall mean initially One State
Street, New York, New York; thereafter, such other office of Agent, if any, which it may designate by notice to Borrower to be the Payment Office.

                       "Performance-Based Incentive Compensation Plan" shall mean the performance-based incentive compensation plan for employees of the Borrower and its Subsidiaries in the form delivered to the Agent prior to the Effective Date, as same may be modified, supplemented or amended from time to time by resolution of the Borrower's board of directors or the compensation committee thereof.
                       "Permitted Encumbrances" shall mean (a) Liens in favor of Agent for the benefit of Lenders; (b) Liens for taxes, assessments or other governmental charges not delinquent, or, being contested in good faith and by appropriate proceedings and with respect to which proper reserves have been taken by Borrower; provided, that, the Lien shall have no effect on the priority of the Liens in favor of Agent or the Lien shall not, in the sole discretion of Agent, materially adversely affect the value of the assets in which Agent has such a Lien; (c) Liens disclosed in the financial statements referred to in
Section 5.5; (d) deposits or pledges to secure obligations under worker's compensation, social security or similar laws, or under unemployment insurance;
(e) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds (or in lieu of security or appeal bonds) and other obligations of like nature arising in the ordinary course of Borrower's business; (f) judgment Liens that have been stayed or bonded and mechanics', worker's, materialmen's or other like Liens arising in the ordinary course of Borrower's business with respect to obligations which are not due or which are being contested in good faith by Borrower; (g) Liens placed upon fixed assets hereafter acquired to secure a portion of the purchase price thereof, provided that (x) any such lien shall not encumber any other property of Borrower and (y) the aggregate amount of Indebtedness secured by such Liens incurred as a result of such purchases during any fiscal year shall not exceed the amount provided for in Section 7.6; (h) other Liens incidental to the conduct of Borrower's business or the ownership of its property and assets which were not incurred in connection with the borrowing of money or the obtaining of advances or credit, and which do not in the aggregate materially detract from Agent's rights in and to the Collateral or the value of Borrower's property or assets or which do not materially impair the use thereof in the operation of

Borrower's business; (i) Liens covering property of Borrower following the exercise by Borrower of its rights and remedies against a Client or a guarantor of a Client; (j) warehouseman's liens covering imported goods of Clients as to which Borrower may from time to time own or be deemed to own such goods; (k) Risk Participations, to the extent permitted under Section 7.1; (l) Liens on Receivables (other than Receivables generated by Borrower) in favor of a party other than Agent; provided, that, such Liens are subordinated to any Liens on such Receivables in favor of Borrower pursuant to a written subordination agreement pursuant to which, in each case, the subordinated lienor shall have agreed not to exercise any rights or remedies prior to payment in full of all amounts owing to Borrower; (m) Liens on Receivables generated by Borrower in favor of a party other than Agent; provided, that, such Liens are subordinated to any Liens on such Receivables in favor of Agent pursuant to a written subordination agreement pursuant to which, in each case, the subordinated lienor shall have agreed not to exercise any rights or remedies prior to payment in full of all amounts owing to Agent and Lenders; and (n) Liens disclosed on
Schedule 1.2(a).

                       "Person" shall mean an individual, a partnership, a corporation, a business trust, a joint stock company, a trust, an unincorporated association, a joint venture, a governmental authority or any other entity of whatever nature.

                       "Personal Injury Settlement Business" shall mean the purchase by SSI of all or a portion of the proceeds of personal injury or other legal or equitable claims at a discount from an injured party or other claimant.

                       "Plan" shall mean any employee benefit plan within the meaning of Section 3(3) of ERISA, maintained for employees of Borrower or any member of the Controlled Group or any such Plan to which Borrower or any member of the Controlled Group is required to contribute on behalf of any of its employees.

                       "Purchase Date" shall mean, with respect to any Receivable purported to be purchased by Borrower, the original date Borrower makes advances or loans to a Client with respect to such Receivable pursuant to a Factoring Agreement.

                       "Purchasing Lender" shall have the meaning set forth in Section 15.3(d).

                       "RCRA" shall mean the Resource Conservation and Recovery Act, 42 U.S.C. ss.ss. 6901 et seq., as same may be amended from time to time.

                       "Real Property" shall mean any real property owned or leased by Borrower and set forth on Schedule 1.2(b) and all hereafter owned or leased real property of Borrower.

                       "Receivables" shall mean and include (a) all of Borrower's accounts, contract rights, instruments (including those evidencing indebtedness among Borrower and its Affiliates), documents, chattel paper, general intangibles relating to accounts, drafts and acceptances, and all other forms of obligations owing to Borrower arising out of or in connection with (i) the sale or lease of Inventory by Borrower, (ii) the rendition of services by Borrower, (iii) all accounts, contract rights, instruments, documents, chattel paper, general intangibles relating to accounts, drafts and acceptances, and all other forms of obligations which have been assigned to and/or purchased by Borrower or (iv) any other transaction and (b) all guarantees and other security therefor, whether secured or unsecured, now existing or hereafter created, and whether or not specifically sold or assigned to Lender hereunder.

                       "Register" shall have the meaning set forth in Section 15.3(e).

                       "Related Person" shall mean as to any Person, any other Person which, together with such Person, is treated as a single employer under Section 414(c) of the Code.

                       "Release" shall have the meaning set forth in Section 5.7(c)(i) hereof.

                       "Required Lenders" shall mean, at any time for the determination thereof, Lenders holding sixty-six and two-thirds percent (66 2/3%) or more of the outstanding Advances at such time or, if no Advances are outstanding at such time, sixty-six and two-thirds percent (66 2/3%) or more of the Commitment Percentages of all Lenders.

                       "Reserves" shall mean such reserves for doubtful accounts, returns, allowances and the like as may be established by Borrower or any Subsidiary or such additional or further reserves as may otherwise be required in accordance with GAAP.

                       "Restricted Payment" shall mean (i) the declaration of a payment of any dividend or the incurrence of any liability to make any payment or distribution of cash or other property or assets in respect of Borrower's Stock, (ii) any payment on account of the purchase, redemption or other retirement of Borrower's Stock or any other payment or distribution made in respect thereof, either directly or indirectly, or (iii) any payment, loan, contribution, or other transfer of funds or other property to any Stockholder or any Subsidiary of such Person except for reasonably equivalent value.

                       "Revolving Advances" shall mean Advances made other than Letters of Credit, Equipment Value Advances and Inventory
Value Advances.

                       "Revolving Credit Note" shall mean the promissory note(s) referred to in Section 2.1(a) hereof and all replacements, substitutions and amendments of such promissory note, including any promissory note(s) issued to any Lender.

                       "Revolving Interest Rate" shall mean an interest rate per annum equal to (a) the sum of the Base Rate plus twenty five (25) basis points, with respect to Domestic Rate Loans or (b) the sum of the Eurodollar Rate plus 225 basis points, with respect to Eurodollar Rate Loans.

                       "Risk Participation" shall mean a participation agreement between Borrower and another Person as purchaser of an undivided participation in Borrower's exposure under a Factoring Agreement, a Collateral Funding Repayment Agreement and/or an Inventory Collateral Funding Repayment Agreement, such participation to be on terms and conditions and pursuant to agreements consistent with Borrower's historical practices, each of which participations shall be disclosed in writing to Agent.

                       "Schedule of Receivables" shall have the meaning set forth in Section 9.2.

                       "Security Agreement" shall mean the Security Agreement executed jointly and severally by each Guarantor securing the obligations under the Guaranty.

                       "SSI" shall mean Settlement Solutions, Inc., a Virginia corporation.

                       "Settlement Date" shall mean any Wednesday.

                       "Stock" shall mean all shares, options, warrants, general or limited partnership interests, participations or other equivalents (regardless of how designated) of or in a corporation, partnership or equivalent entity whether voting or nonvoting, including, without limitation, common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3all-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Exchange Act).

                       "Stockholders" shall mean all of the holders of Stock of Borrower from time to time.

                       "Stock Pledge Agreements" shall mean, collectively, the (a) the pledge and security agreement between Agent and Borrower dated as of the Original Closing Date relating to the pledge by Borrower of the Subsidiary Stock and (b) the pledge and security agreement between Agent and LOI dated as of the Original Closing Date relating to the pledge by LOI of the stock of SSI, each such pledge agreement being in form and substance satisfactory to Lender and each being accompanied by (i) original certificates evidencing all of the Subsidiary Stock or the stock of SSI, as the case may be, and (ii) undated stock powers relating thereto endorsed in blank by Borrower or LOI, as the case may be.

                       "Subsidiary" of any Person shall mean a corporation or other entity of whose shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other Persons performing similar functions for such entity, are owned, directly or indirectly, by such Person.

                       "Subsidiary Stock" shall mean all of the issued and outstanding shares of stock owned by Borrower of LOI, AFC Holding
Corporation, Premium Sales Northeast, Inc., Business Funding of
America, Inc., Receivable Financing Corporation and Business
Funding of Florida, Inc.

                       "Tangible Net Worth" shall mean the gross book value of the assets of Borrower and its Subsidiaries on a consolidated basis (exclusive of goodwill, patents, trademarks, trade names, organization expense, treasury stock, unamortized debt discount and expense, deferred charges and other like intangibles) minus (without duplication) (i) Reserves applicable thereto, and (ii) all of Borrower's and its Subsidiaries' liabilities (including accrued and deferred income taxes), in each case, as such items would appear on a consolidated balance sheet of Borrower and its Subsidiaries prepared in accordance with GAAP.

                       "Term" shall mean the Original Closing Date through May 12, 2000, as same may be extended in accordance with the provisions of
Section 13.1.

                       "Termination Date" shall have the meaning set forth in
Section 13.1.

                       "Termination Event" shall mean (i) a Reportable Event with respect to any Plan or Multiemployer Plan; (ii) the withdrawal of either Borrower or any member of the Controlled Group from a Plan or Multiemployer Plan during a plan year in which such entity was a "substantial employer" as defined in Section 4001(a)(2) of ERISA; (iii) the providing of notice of intent to terminate a Plan in a distress termination described in Section 4041(c) of ERISA; (iv) the institution by the PBGC of proceedings to terminate a Plan or Multiemployer Plan; (v) any event or condition (a) which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan, or (b) that may result in termination of a Multiemployer Plan pursuant to
Section 4041A of ERISA; or (vi) the partial or complete withdrawal within the meaning of Sections 4203 and 4205 of ERISA, of either Borrower or any member of the Controlled Group from a Multiemployer Plan.

                       "Total Liabilities" shall mean, as of any date of calculation, the total liabilities of Borrower and its Subsidiaries at such date determined on a consolidated basis in accordance with GAAP plus, without duplication, the sum of the Letter of Credit Obligations outstanding at such time and the stated amount of all Letters of Guaranty outstanding at such time in excess of $5,000,000.

                       "Toxic Substance" shall mean and include any material present on the Real Property which has been shown to have significant adverse effect on human health or which is subject to regulation under the Toxic Substances Control Act (TSCA), 15 U.S.C. ss.ss. 2601 et seq., applicable state law, or any other applicable Federal or state laws now in force or hereafter enacted relating to toxic substances. "Toxic substance" includes but is not limited to asbestos, polychlorinated biphenyls (PCBs) and lead-based paints.

                       "Transferee" shall have the meaning set forth in
Section 15.3(b) hereof.

                       "Undrawn Availability" at a particular date shall mean an amount equal to (a) the lesser of (i) the Borrowing Base on such date or (ii) the Maximum Revolving Advance Amount on such date, minus (b) the sum of (i) the outstanding amount of Advances on such date plus (ii) all amounts due and owing to Borrower's trade creditors which are outstanding beyond normal trade terms on such date.

                       "Viatical Settlement Business" shall mean the entry into an agreement by LOI with a Person owning a life insurance policy or who owns or is covered under a group policy insuring the life of a person who has a catastrophic or life threatening illness or condition and pursuant to which LOI, as the viatical settlement provider, pays compensation which is less than the expected death benefit of the insurance policy or certificate, in return for the policyowner's assignment, transfer, sale, devise or bequest of the death benefit or ownership of the insurance policy or certificate to LOI.

                       "Week" shall mean the time period commencing with a Wednesday and ending on the following Tuesday.

                       "Winkler Employment Agreement" shall mean the Employment and Compensation Agreement dated July 1, 1996 between
Borrower and Mr. Lawrence M. Winkler.

           1.3. Uniform Commercial Code Terms. All terms used herein and defined in the Uniform Commercial Code as adopted in the State of New York shall have the meaning given therein unless otherwise defined herein.

           1.4. Certain Matters of Construction. The terms "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. Wherever appropriate in the context, terms used herein in the singular also include the plural and vice versa. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to this Agreement, any other instruments or agreements, including, without limitation, references to any of the Other Documents entered into by or for the benefit of Agent or any Lender shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.


II.        ADVANCES, PAYMENTS.

           2.1.        (a)      Revolving Advances.  Subject to the terms and
conditions set forth in this Agreement, each Lender, severally and not jointly, will make Revolving Advances to Borrower in aggregate amounts outstanding at any time equal to such Lender's Commitment
Percentage of the lesser of x) the Maximum Revolving Advance Amount
(less the sum of the aggregate amount of (I) outstanding Letters of Credit, (II) outstanding Equipment Value Advances and (III) outstanding Inventory Value Advances) or y) an amount equal to the sum of:

                       (i) (A) 85%, subject to the provisions of Section 2.1(b) hereof, of the lesser of (x) the value of Class A Eligible Receivables Exposure or (y) the aggregate amount from time to time outstanding of actual cash advances by Borrower to Clients secured by Eligible Receivables utilized in computing Class A Eligible Receivables Exposure, plus (B) 75%, subject to the provisions of
                       Section 2.1(b) hereof, of the lesser of (x) value of Class B Eligible Receivables Exposure or (y) the aggregate amount from time to time outstanding of actual cash advances by Borrower to Clients secured by Eligible Receivables utilized in computing Class B Eligible Receivables Exposure, plus (C) 65%, subject to the provisions of Section 2.1(b) hereof, of the lesser of (x) value of Class C Eligible Receivables Exposure or (y) the aggregate amount from time to time outstanding of actual cash advances by Borrower to Clients secured by Eligible Receivables utilized in computing Class C Eligible Receivables Exposure (collectively, the "Advance Rates") less such reserves as Agent may reasonably deem proper and necessary from time to time in connection with charges, judgments, or other amounts which Agent may have to pay to protect and preserve the Collateral or the priority of the Lien of Agent therein, minus

                       (ii) the aggregate amount of outstanding Letters of Credit.

           The sum of the amounts derived from Section 2.1 (a)(y)(i) at any time and from time to time shall be referred to as the "Borrowing Base". The Revolving Advances shall be evidenced by a

Revolving Credit Note in substantially the form attached hereto as EXHIBIT 2.1(A) issued by Borrower to each Lender in an amount equal to such Lender's Commitment Percentage of the Maximum Revolving Advance Amount.

                       (b)      Discretionary Rights.  The Advance Rates may be
(i) decreased by Agent at any time and from time to time in the exercise of its reasonable discretion or (ii) increased by Required Lenders at any time and from time to time in the exercise of their reasonable discretion. Borrower consents to any such increases or decreases and acknowledges that decreasing the Advance Rates may limit or restrict Advances requested by Borrower. Agent shall give Borrower five (5) days prior written notice of any decrease in the Advance Rates.

           2.2. Equipment Value Advances. (a) Subject to the terms and conditions of this Agreement, each Lender, severally and not jointly, agrees to make loans to Borrower ("Equipment Value Advances") to permit Borrower to make loans or advances to Clients secured by the Clients' equipment ("Client Funded Equipment") in aggregate amounts outstanding at any time equal to such Lender's Commitment Percentage of the lesser of (i) the Maximum Equipment Value Advance Amount, (ii) eighty-five percent (85%) of the aggregate amount from time to time outstanding of actual cash advances by Borrower to Clients which is secured by Client Funded Equipment or (iii) sixty percent (60%) of the liquidation value of such Client Funded Equipment; provided, however, the maximum amount of Equipment Value Advances is subject to the further limitations that: (A) from May 1, 1998 through and including April 30, 1999 Equipment Value Advances shall not exceed the sum of (I) the difference between (x) $5,000,000 and (y) the amount of outstanding Equipment Value Advances as of April 30, 1998 plus (II) principal payments made by Borrower with respect to Equipment Value Advances outstanding as of April 30, 1998 and (B) on and after May 1, 1999 Equipment Value Advances shall not exceed the sum of (I) the difference between $5,000,000 and (II) the amount of outstanding Equipment Value Advances as of April 30, 1999; provided, further, that under no circumstances shall Equipment Value Advances be made against Client Funded Equipment unless Borrower has recorded on its books and records and actually made advances or loans to a Client pursuant to the applicable Collateral Funding Repayment Agreement. Borrower may use the Equipment Value Advances by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof. The proceeds of each Equipment Value Advance requested by Borrower shall, to the extent Lenders make such Equipment Value Advance, be made available to Borrower on the day so requested by way of credit to Borrower's Operating Account, or such other bank as Borrower may designate following notification to Agent, in immediately available federal or other immediately available funds. The aggregate principal amount of Equipment Value Advances (X) outstanding on April 30, 1998 will be amortized on the basis of a thirty-six (36) month amortization schedule and shall be payable in equal monthly installments commencing on May 1, 1998 and on the last day of each month thereafter with the balance payable upon the expiration of the Term, and (Y) outstanding on April 30, 1999 (excluding any Equipment Value Advances that were outstanding on April 30, 1998) will be amortized on the basis of a thirty-six (36) month amortization schedule and shall be payable in equal monthly installments commencing May 1, 1999 and on the last day of each month thereafter with the balance payable upon the expiration of the Term, subject to acceleration upon the occurrence of an Event of Default under this Agreement or termination of this Agreement. Any repayment (other than regularly scheduled monthly amortization payments) or prepayment of Equipment Value Advances shall be applied in the inverse order of maturity to the then remaining monthly amortization of Equipment Value Advances.

           (b) The agreement of Lenders to make each Equipment Value Advance is subject to satisfaction of the following conditions precedent: (i) receipt by Agent of (1) copies of all documentation and appraisals required to be delivered by a Client to Borrower pursuant to the applicable Collateral Funding Repayment Agreement, (2) evidence that such Client has obtained insurance covering the theft, destruction or other loss of the Client Funded Equipment and (3) such other documentation and evidence that Agent may reasonably request, including, without limitation, copies of UCC-1 financing statements filed in accordance with Section 6.10 hereof or evidence that such financing statements have been filed in accordance therewith and (ii) after giving effect thereto (1) the aggregate principal amount of Equipment Value Advances outstanding shall not exceed the lesser of (i) the Maximum Equipment Value Advance Amount, (ii) eighty-five percent (85%) of the aggregate amount from time to time outstanding of actual cash advances made by Borrower to Clients which is secured by Client Funded Equipment in accordance with the Collateral Funding Repayment Agreement or (iii) sixty percent (60%) of the liquidation value of such Client Funded Equipment, (2) the aggregate outstanding Advances shall not exceed the Maximum Revolving Advance Amount, and (3) the sum of the aggregate principal amount of Equipment Value Advances outstanding and the aggregate principal amount of Inventory Value Advances outstanding shall not exceed $7,500,000 less regularly scheduled monthly amortization payments on and after the Effective Date with respect to Equipment Value Advances (but only to the extent that Borrower is not permitted to incur additional Equipment Value Advances in amounts equal to such payments).

           2.2A Inventory Value Advances. (a) Subject to the terms and conditions of this Agreement, each Lender, severally and not jointly, agrees to make loans to Borrower ("Inventory Value Advances") to permit Borrower to make loans or advances to Clients secured by Eligible Client Funded Inventory (as defined below) in aggregate amounts outstanding at any time equal to such Lender's Commitment Percentage of the lesser of (i) the Maximum Inventory Value Advance Amount or (ii) (x) to the extent (but only to the extent) that the aggregate amount from time to time outstanding of actual cash advances by Borrower to Clients which is secured by Eligible Client Funded Inventory is equal to or less than fifty percent (50%) of the liquidation value of such Eligible Client

Funded Inventory, thirty percent (30%) of the aggregate amount from time to time outstanding of such actual cash advances by Borrower to Clients secured by such Eligible Client Funded Inventory and (y) to the extent (but only to the extent) that the aggregate amount from time to time outstanding of actual cash advances by Borrower to Clients which is secured by Eligible Client Funded Inventory exceeds 50% of the liquidation value of such Eligible Client Funded Inventory, twenty-five percent (25%) of the aggregate amount from time to time outstanding of such actual cash advances by Borrower to Clients secured by such Eligible Client Funded Inventory (the sum of preceding clauses (ii)(x) and (y), the "Inventory Borrowing Base"); provided, however, that under no circumstances shall Inventory Value Advances be made against Eligible Client Funded Inventory unless Borrower has recorded on its books and records and actually made advances or loans to a Client pursuant to the applicable Inventory Collateral Funding Repayment Agreement. "Eligible Client Funded Inventory" shall mean, with respect to any Client, all of such Client's raw materials inventory and finished goods inventory to the extent (i) Borrower provides Agent with a written description thereof in reasonable detail and a written request that such inventory be treated as Eligible Client Funded Inventory and (ii) Agent does not, within two business days of its receipt of such description and request, notify Borrower in writing that, in the exercise of Agent's sole, reasonable discretion, such inventory (or a specified portion thereof) does not constitute Eligible Client Funded Inventory. Notwithstanding the foregoing, Borrower acknowledges and agrees that dynamic random access memory chips shall not constitute Eligible Client Funded Inventory unless Agent (in the exercise of its sole and absolute discretion) affirmatively consents thereto in writing.

Borrower  may use the  Inventory  Value  Advances  by  borrowing,  repaying  and reborrowing, all in accordance with the terms and conditions hereof. The proceeds of each Inventory Value Advance requested by Borrower shall, to the extent Lenders make such Inventory Value Advance, be made available to Borrower on the day so requested by way of credit to Borrower's Operating Account, or such other bank as Borrower may designate following notification to Agent, in immediately available federal or other immediately available funds. The aggregate principal amount of Inventory Value Advances outstanding on the last day of the Term shall be payable in full upon the expiration of the Term, subject to acceleration upon the occurrence of an Event of Default under this Agreement or termination of this Agreement.

           (b) The agreement of Lenders to make each Inventory Value Advance is subject to satisfaction of the following conditions precedent: (i) receipt by Agent of (1) copies of all documentation and appraisals required to be delivered by a Client to Borrower pursuant to the applicable Inventory Collateral Funding Repayment Agreement, (2) evidence that such Client has obtained insurance covering the theft, destruction or other loss of the Client Funded Inventory,
(3) a copy of a duly executed inventory management or inventory control agreement among Borrower, the applicable Client and DiversiCorp, Inc. (or another third party collateral monitoring firm selected by Borrower and reasonably satisfactory to Agent) or Borrower's description of alternative inventory control or management procedures which procedures must be satisfactory to Agent in its sole discretion and (4) such other documentation and evidence that Agent may reasonably request, including, without limitation, copies of UCC-1 financing statements filed in accordance with Section 6.10 hereof or evidence that such financing statements have been filed in accordance therewith and (ii) after giving effect thereto (1) the aggregate principal amount of Inventory Value Advances outstanding shall not exceed the lesser of (i) the Maximum Inventory Value Advance Amount or (ii) the Inventory Borrowing Base, (2) the aggregate outstanding Advances shall not exceed the Maximum Revolving Advance Amount and (3) the sum of the aggregate principal amount of Inventory Value Advances outstanding and the aggregate principal amount of Equipment Value Advances outstanding shall not exceed $7,500,000 less regularly scheduled monthly amortization payments on and after the Effective Date with respect to Equipment Value Advances (but only to the extent that Borrower is not permitted to incur additional Equipment Value Advances in amounts equal to such payments).

           2.3. Disbursement of Revolving Advance Proceeds. All Revolving Advances shall be disbursed from whichever office or other place Agent may designate from time to time and, together with any and all other Obligations of Borrower to Agent or Lenders, shall be charged to Borrower's account on Agent's books. During the Term, Borrower may use the Revolving Advances by borrowing, prepaying and reborrowing, all in accordance with the terms and conditions hereof. The proceeds of each Revolving Advance requested by Borrower or deemed to have been requested by Borrower under Section 2.12(a) hereof shall, with respect to requested Revolving Advances to the extent Lenders make such Revolving Advances, be made available to Borrower on the day so requested by way of credit to Borrower's Operating Account, or such other bank as Borrower may designate following notification to Agent, in immediately available federal or other immediately available funds or, with respect to Revolving Advances deemed to have been requested, be disbursed to Agent in payment of outstanding Obligations.

           2.4. Maximum Revolving Advances . The aggregate balance of Revolving Advances outstanding at any time shall not exceed the lesser of (x) the Maximum Revolving Advance Amount less the sum of (a) outstanding Equipment Value Advances, (b) outstanding Inventory Value Advances, and (c) outstanding Letters of Credit and (y) the Borrowing Base.

           2.5. Maximum Equipment Value Advances. The aggregate balance of the Equipment Value Advances outstanding at any time shall not exceed the lesser of
(i) the Maximum Equipment Value Advance Amount, (ii) eighty-five percent (85%) of the aggregate amount from time to time outstanding of actual cash advances by Borrower to Clients secured by Client Funded Equipment or (iii) sixty percent (60%) of the liquidation value of such Client Funded
Equipment.

           2.5A Maximum Inventory Value Advances. The aggregate balance of the Inventory Value Advances outstanding at any time shall not exceed the lesser of
(i) the Maximum Inventory Value Advance Amount or (ii) the Inventory Borrowing Base.

           2.6. Repayment of Excess Advances. The aggregate balance of Revolving Advances, Equipment Value Advances and Inventory Value Advances, as the case may be, outstanding at any time in excess of the maximum permitted under Section 2.4, Section 2.5 or Section 2.5A, as applicable, shall be immediately due and payable without the necessity of any demand, at the Payment Office, whether or not a Default or Event of Default has occurred.

           2.7. Statement of Account. Agent shall maintain, in accordance with its customary procedures, a loan account in the name of Borrower in which shall be recorded the date and amount of each Advance made by Lenders and the date and amount of each payment in respect thereof; provided, however, the failure by Agent to record the date and amount of any Advance shall not adversely affect Agent or any Lender. By the tenth day of each month, Agent shall send to Borrower a statement showing the accounting for the Advances made, payments made or credited in respect thereof, and other transactions between Lenders and Borrower, during the preceding month. The monthly statements shall be deemed correct and binding upon Borrower in the absence of manifest error and shall constitute an account stated between Lenders and Borrower unless Agent receives a written statement of Borrower's specific exceptions thereto within thirty (30) days after such statement is received by Borrower. The records of Agent with respect to the loan account shall be prima facie evidence of the amounts of Advances and other charges thereto and of payments applicable thereto.

           2.8. Letters of Credit. Subject to the terms and conditions hereof, Agent shall issue or cause the issuance of Letters of Credit ("Letters of Credit"); provided, however, that Agent will not be required to issue or cause to be issued any Letters of Credit to the extent that the face amount of such Letters of Credit would then cause the sum of (i) the outstanding Revolving Advances plus (ii) outstanding Letters of Credit (with the requested Letter of Credit being deemed to be outstanding for purposes of this calculation) to exceed the lesser of (x) the sum of (a) Maximum Revolving Advance Amount less
(b) outstanding Equipment Value Advances less (c) outstanding Inventory Value Advances or (y) the Borrowing Base. The maximum amount of Letter of Credit Obligations shall not exceed $5,000,000.00 in the aggregate outstanding at any time. All disbursements or payments related to Letters of Credit shall be deemed to be Domestic Rate Loans consisting of Revolving Advances and shall bear interest at the Revolving Interest Rate for Domestic Rate Loans. Once drawn upon, a Letter of Credit shall be deemed not to be outstanding for all purposes hereof to the extent of such drawing; Letters of Credit that have not been drawn upon shall not bear interest.

           2.9.        Issuance of Letters of Credit.

                       (a) Borrower may request Agent to issue or cause the issuance of a Letter of Credit by delivering to Agent at the Payment Office, Agent's or if a different issuing bank, such issuing bank's standard form of Letter of Credit Application (collectively, the "Letter of Credit Application") completed to the satisfaction of Agent; and, such other certificates, documents and other papers and information as Agent may reasonably request.

                       (b)      Each Letter of Credit shall, among other things,
(i) provide for the payment of drafts when presented for honor thereunder in accordance with the terms thereof and when accompanied by the documents described therein and (ii) have an expiry date not later than six (6) months with respect to trade Letters of Credit and twelve (12) months with respect to standby Letters of Credit after such Letter of Credit's date of issuance and in no event later than the last day of the Term. Each Letter of Credit Application and each Letter of Credit shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, and any amendments or revision thereof and, to the extent not inconsistent therewith, the laws of the State of New York.

           2.10.       Requirements For Issuance of Letters of Credit.

                       (a) In connection with the issuance of any Letter of Credit, Borrower shall indemnify, save and hold Agent and each Lender harmless from any loss, cost, expense or liability, including, without limitation, payments made by Agent and any Lender, and expenses and reasonable attorneys' fees incurred by Agent or any Lender arising out of, or in connection with, any Letter of Credit to be issued or created for Borrower other than for Agent's or any Lender's gross negligence or willful misconduct. Borrower shall be bound by Agent's or any issuing or accepting bank's regulations and good faith interpretations of any Letter of Credit issued or created for Borrower's account, although this interpretation may be different from Borrower's own; and, neither Agent nor any Lender, the bank which opened the Letter of Credit, nor any of its correspondents shall be liable for any error, negligence, or mistakes, whether of omission or commission, in following Borrower's written instructions or those contained in any Letter of Credit, or of any modifications, amendments or supplements thereto or in issuing or paying any Letter of Credit, except for Agent's or any Lender's or such issuing bank's willful misconduct or gross negligence.

                       (b) In connection with all Letters of Credit issued or caused to be issued by Agent under this Agreement, Agent, or its designee, shall, upon Borrower's written request, act as Borrower's attorney, with full power and authority (i) to sign and/or endorse

Borrower's name upon any warehouse or other receipts, letter of credit applications and acceptances; (ii) to sign Borrower's name on bills of lading;
(iii) to clear Inventory through the United States of America Customs Department ("Customs") in the name of Borrower or Agent or Agent's designee, and to sign and delivery to Customs officials powers of attorney in the name of Borrower for such purpose; and (iv) to complete in Borrower's name or Agent's, or in the name of Agent's designee, any order, sale or transaction, obtain the necessary documents in connection therewith, and collect the proceeds thereof. Neither Agent nor its attorneys will be liable for any acts or omissions nor for any error of judgment or mistakes of fact or law, except for Agent's or its attorney's willful misconduct or gross negligence.

                       (c) Each Lender shall to the extent of the percentage amount equal to the product of such Lender's Commitment Percentage times the aggregate amount of all disbursements made with respect to the Letters of Credit be deemed to have irrevocably purchased an undivided participation in each Revolving Advance made as a consequence of such disbursement. In the event that at the time a disbursement is made the unpaid balance of Revolving Advances exceeds or would exceed, with the making of such disbursement, the lesser of (a) the sum of (i) Maximum Revolving Advance Amount less (ii) outstanding Equipment Value Advances less (iii) outstanding Inventory Value Advances less (iv) outstanding Letters of Credit or (b) the Borrowing Base, and such disbursement is not reimbursed by Borrower within two (2) Business Days, Agent shall promptly notify each Lender and upon Agent's demand each Lender shall pay to Agent such Lender's proportionate share of such unreimbursed disbursement together with such Lender's proportionate share of Agent's unreimbursed costs and expenses relating to such unreimbursed disbursement. Upon receipt by Agent of a repayment from Borrower of any amount disbursed by Agent for which Agent had already been reimbursed by Lenders, Agent shall deliver to each of Lenders that Lender's pro rata share of such repayment. Each Lender's participation commitment shall continue until the last to occur of any of the following events: (A) Agent ceases to be obligated to issue Letters of Credit hereunder; (B) no Letter of Credit issued hereunder remains outstanding and uncancelled or (C) all Persons (other than Borrower) have been fully reimbursed for all payments made under or relating to Letters of Credit.

                       (d)  In the event that any Letter of Credit
Obligation, whether or not then due and payable, shall for any reason be outstanding on the Termination Date, Borrower will pay to Lenders cash or Cash Equivalents in an amount equal to the maximum amount then available to be drawn under all such Letters of Credit. Such funds or Cash Equivalents shall be held by Agent in a cash collateral account (the "Cash Collateral Account"). The Cash Collateral Account shall be in the name of Lenders or the Agent for the benefit of Lenders (as a cash collateral account), and shall be under the sole dominion and control of Agent and subject to the terms of this Section 2.10(d). Borrower hereby pledges, and grants to the Agent for the benefit of the Lenders a security interest in, all such funds or Cash Equivalents held in the Cash Collateral Account from time to time and all proceeds thereof, as security for the payment of all Letter of Credit Obligations, whether or not then due.

                       From time to time after funds are deposited in the
Cash Collateral Account, the Agent and/or the Lenders may apply such funds or Cash Equivalents then held in the Cash Collateral Account to the payment of any amounts, in such order as Lenders may elect, as shall be or shall become due and payable by Borrower to Lenders with respect to such Letter of Credit Obligations.

                       Neither Borrower nor any Person or entity claiming on behalf of or through Borrower shall have any right to withdraw any of the funds or Cash Equivalents held in the Cash Collateral Account, except that upon the termination of any Letter of Credit Obligation in accordance with its terms and the payment of all amounts payable by Borrower to Lenders in respect thereof, if no Default or Event of Default exists and is continuing at such time, any funds remaining in the Cash Collateral Account in excess of the then remaining Letter of Credit Obligations shall be returned to Borrower.

                       The Agent and the Lenders shall not have any obligation to invest the funds in the Cash Collateral Account or deposit such funds in an interest-bearing account, and interest and earnings thereon, if any, shall be the property of Lenders.

           2.11. Additional Payments. Any sums expended by Agent or any Lender due to Borrower's failure to perform or comply with its obligations under this Agreement or any Other Document including, without limitation, Borrower's obligations under Sections 4.2, 4.4, 4.12, 4.13, 4.14 and 6.1 hereof, may be charged to Borrower's account as a Revolving Advance and added to the Obligations.

           2.12.       Manner of Borrowing and Repayment of Advances.

           (a) Borrower may notify Agent prior to 3:00 P. M. (New York time) on a Business Day of its request to incur, on that day, a Revolving Advance, Equipment Value Advance and/or Inventory Value Advance hereunder. Should any amount required to be paid as interest hereunder, or as fees or other charges under this Agreement or any Other Document, not be paid when due, same shall be deemed a request for a Revolving Advance as of the date such payment is due, in the amount required to pay in full such interest, fee, charge or Obligation under this Agreement or any Other Document, and such request shall be irrevocable.

           (b) Notwithstanding the provisions of (a) above, in the event Borrower desires to obtain a Eurodollar Rate Loan, Borrower shall give Agent at least three (3) Business Days' prior written notice, specifying (i) the date of the proposed borrowing (which shall be a Business Day), (ii) the type of borrowing and the amount on the date of such Advance to be borrowed, which amount shall not be less than $1,000,000 initially or an integral multiple of $100,000 in excess thereof and (iii) the duration of the first Interest Period therefor. Interest Periods for Eurodollar Rate Loans shall be for 30, 60 or 90 days. No Eurodollar Rate Loan shall be made available to Borrower during the continuance of a Default or an Event of Default. No more than three (3) Eurodollar Rate Loans shall be outstanding at any time.

           (c) Each Interest Period of a Eurodollar Rate Loan shall commence on the date such Eurodollar Rate Loan is made and shall end on such date as Borrower may elect as set forth in (b)(iii) above provided that the exact length of each Interest Period shall be determined in accordance with the practice of the interbank market for offshore Dollar deposits and no Interest Period shall end after the last day of the Term.

           Borrower shall elect the initial Interest Period applicable to a Eurodollar Rate Loan by its notice of borrowing given to Agent pursuant to
Section  2.12(b)  or by its  notice of  conversion  given to Agent  pursuant  to
Section 2.12(d), as the case may be. Borrower shall elect the duration of each succeeding Interest Period by giving irrevocable written notice to Agent of such duration not less than three (3) Business Days prior to the last day of the then current Interest Period applicable to such Eurodollar Rate Loan. If Agent does not receive timely notice of the Interest Period elected by Borrower, Borrower shall be deemed to have elected to convert to a Domestic Rate Loan in accordance with Section 2.12(d) hereinbelow.

                       (d) Provided that no Event of Default shall have occurred and be continuing, Borrower may, on the last Business Day of the then current Interest Period applicable to any outstanding Eurodollar Rate Loan, or on any Business Day with respect to Domestic Rate Loans, convert any such loan into a loan of another type in the same aggregate principal amount provided that any conversion of a Eurodollar Rate Loan shall be made only on the last Business Day of the then current Interest Period applicable to such Eurodollar Rate Loan. If a Borrower desires to convert a loan, Borrower shall give Agent not less than three (3) Business Days' prior written notice to convert from a Domestic Rate Loan to a Eurodollar Rate Loan or one (1) Business Day's prior written notice to convert from a Eurodollar Rate Loan to a Domestic Rate Loan, specifying the date of such conversion, the loans to be converted and if the conversion is from a Domestic Rate Loan to any other type of loan, the duration of the first Interest Period therefor.

                       (e) At its option and upon three (3) Business Days' prior written notice, Borrower may prepay the Eurodollar Rate Loans in whole at any time or in part from time to time, without premium or penalty, but with accrued interest on the principal being prepaid to the date of such repayment. Borrower shall specify the date of prepayment of Advances which are Eurodollar Rate Loans and the amount of such prepayment. In the event that any prepayment of a Eurodollar Rate Loan is required or permitted on a date other than the last Business Day of the then current Interest Period with respect thereto, Borrower shall indemnify Agent and Lenders therefor in accordance with
Section 2.12(f) hereof.

                       (f) Borrower shall indemnify Agent and Lenders and hold Agent and Lenders harmless from and against any and all losses or expenses that Agent and Lenders may sustain or incur as a consequence of any prepayment, conversion of or any default by Borrower in the payment of the principal of or interest on any Eurodollar Rate Loan or failure by Borrower to complete a borrowing of, a prepayment of or conversion of or to a Eurodollar Rate Loan after notice thereof has been given, including, but not limited to, any interest payable by Agent or Lenders to lenders of funds obtained by it in order to make or maintain its Eurodollar Rate Loans hereunder. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by Agent or any Lender to Borrower shall be conclusive absent manifest error.

                       (g) Notwithstanding any other provision hereof, if any applicable law, treaty, regulation or directive, or any change therein or in the interpretation or application thereof, shall make it unlawful for any Lender (for purposes of this subsection (g), the term "Lender" shall include any Lender and the office or branch where any Lender or any corporation or bank controlling such Lender) makes or maintains any Eurodollar Rate Loans to make or maintain its Eurodollar Rate Loans the obligation of Lenders to make Eurodollar Rate Loans hereunder shall forthwith be cancelled and Borrower shall, if any affected Eurodollar Rate Loans are then outstanding, promptly upon request from Agent, either pay all such affected Eurodollar Rate Loans or convert such affected Eurodollar Rate Loans into loans of another type. If any such payment or conversion of any Eurodollar Rate Loan is made on a day that is not the last day of the Interest Period applicable to such Eurodollar Rate Loan, Borrower shall pay Agent, upon Agent's request, such amount or amounts as may be necessary to compensate Lenders for any loss or expense sustained or incurred by Lenders in respect of such Eurodollar Rate Loan as a result of such payment or conversion, including (but not limited to) any interest or other amounts payable by Lenders to lenders of funds obtained by Lenders in order to make or maintain such Eurodollar Rate Loan. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by Lenders to Borrower shall be conclusive absent manifest error.

           (h) The Revolving Advances shall be due and payable in full and the Letter of Credit Obligations shall be fully collateralized in each case to the satisfaction of Agent on the last day of the Term subject to earlier prepayment as herein provided.

           (i) Borrower shall pay principal, interest, and all other amounts payable hereunder, or under any Other Document, without any deduction whatsoever, including, but not limited to, any deduction for any setoff or counterclaim.

           (j) Each borrowing of Revolving Advances shall be advanced according to the Commitment Percentages of Lenders.

           (k) Each payment (including each prepayment) by Borrower on account of the principal of and interest on the Revolving Credit Note, shall be applied by the Agent to the Revolving Advances and, subject to Sections 2.2 and 2.2A hereof, to Equipment Value Advances and Inventory Value Advances, as the case may be, as applicable pro rata according to the Commitment Percentages of Lenders. Except as expressly provided herein, all payments (including prepayments) to be made by Borrower on account of principal, interest and fees shall be made without set-off or counterclaim and shall be made to Agent on behalf of Lenders to the Payment Office, in each case on or prior to 3:00 P.M., New York time, in Dollars and in immediately available funds. Agent shall have the right to effectuate payment on any and all Obligations due and owing hereunder by charging Borrower's account or by making Revolving Advances as provided in this Section 2.12. In the event Agent fails to remit to any Lender such Lender's pro rata share of interest or fees to which such Lender is entitled in a prompt manner but in any event within one (1) Business Day of the payment of same by Borrower to Agent, Agent shall pay to such Lender on demand for each day there is a delay in payment an amount equal to the product of (i) the Federal Funds Rate (computed on the basis of a year of 360 days), times (ii) such amount.

           (l) (i) Notwithstanding anything to the contrary contained in Sections 2.12(a), (h), (i), (j) and (k) hereof, commencing with the first Business Day following the Original Closing Date, each borrowing of Revolving Advances, Equipment Value Advances and/or Inventory Value Advances (as the case may be) shall be advanced by Agent and each payment by Borrower on account of Revolving Advances Equipment Value Advances and/or Inventory Value Advances (as the case may be) shall be applied first to those Revolving Advances, Equipment Value Advances and/or Inventory Value Advances (as the case may be) made by Agent. On or before 3:00 P.M., New York time, on each Settlement Date commencing with the first Settlement Date following the Original Closing Date, Agent and Lenders shall make certain payments as follows: (I) if the aggregate amount of new Revolving Advances, Equipment Value Advances and/or Inventory Value Advances (as the case may be) made by Agent during the preceding Week exceeds the aggregate amount of repayments applied to outstanding Revolving Advances, Equipment Value Advances and/or Inventory Value Advances (as the case may be) during such preceding Week, then each Lender shall provide Agent with funds in an amount equal to its Commitment Percentage of the difference between (w) such new Revolving Advances, Equipment Value Advances and/or Inventory Value Advances (as the case may be) and (x) such repayments and (II) if the aggregate amount of repayments applied to outstanding Revolving Advances, Equipment Value Advances and/or Inventory Value Advances (as the case may be) during such preceding Week exceeds the aggregate amount of new Revolving Advances, Equipment Value Advances and/or Inventory Value Advances (as the case may be) made during such Week, then Agent shall provide each Lender with its Commitment Percentage of the difference between (y) such repayments and (z) such new Revolving Advances, Equipment Value Advances and/or Inventory Value Advances
(as the case may be).

                                (ii)  Each Lender shall be entitled to earn
interest at the Revolving Interest Rate on outstanding Advances (other than Letters of Credit) which it has funded.

                                (iii)  Promptly following each Settlement Date,
Agent shall submit to each Lender a certificate with respect to payments received and Advances (other than Letters of Credit) made during the Week immediately preceding such Settlement Date. Such certificate of Agent shall be conclusive in the absence of manifest error.

                       (m) If any Lender or Participant (a "benefitted Lender") shall at any time receive any payment of all or part of its Revolving Advances, Equipment Value Advances and/or Inventory Value Advances (as the case may be) or interest thereon, or receive any Collateral in respect thereof (whether voluntarily or involuntarily or by set-off) in a greater proportion than any such payment to and Collateral received by any other Lender, if any, in respect of such other Lender's Revolving Advances, Equipment Value Advances and/or Inventory Value Advances (as the case may be) or interest thereon, and such greater proportionate payment or receipt of Collateral is not expressly permitted hereunder, such benefitted Lender shall purchase for cash from the other Lenders such portion of each such other Lender's Revolving Advances, Equipment Value Advances and/or Inventory Value Advances (as the case may be) or shall provide such other Lender with the benefits of any such Collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such Collateral or proceeds ratably with each of the other Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Each Lender so purchasing a portion of another Lender's Revolving Advances, Equipment Value Advances and/or Inventory Value Advances (as the case may be) may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

                       (n) Unless Agent shall have been notified by telephone, confirmed in writing, by any Lender that such Lender will not make the amount which would constitute its Commitment Percentage of the Revolving Advances, Equipment Value Advances and/or Inventory Value Advances (as the case may be) available to Agent, Agent may (but shall not be obligated to) assume that such Lender shall make such amount available to Agent and, in reliance upon such assumption, make available to Borrower a corresponding amount. Agent will promptly notify Borrower of its receipt of any such notice from a Lender. If such amount is made available to Agent on a date after a Settlement Date, such Lender shall pay to Agent on demand an amount equal to the product of (i) the daily average Federal Funds Rate (computed on the basis of a year of 360 days) during such period as quoted by Agent, times
(ii) such amount, times (iii) the number of days from and including such Settlement Date to the date on which such amount becomes immediately available to Agent. A certificate of Agent submitted to any Lender with respect to any amounts owing under this paragraph (n) shall be conclusive, in the absence of manifest error. If such amount is not in fact made available to Agent by such Lender within three (3) Business Days after such Settlement Date, Agent shall be entitled to recover such an amount, with interest thereon at the rate per annum then applicable to Revolving Advances, Equipment Value Advances and/or Inventory Value Advances (as the case may be) hereunder, on demand from Borrower; provided, however, that Agent's right to such recovery shall not prejudice or otherwise adversely affect Borrower's rights (if any) against such Lender.

            2.13. Use of Proceeds. Borrower shall apply the proceeds of the Revolving Advances to provide for the working capital and general corporate needs of Borrower and for any investment permitted under Section 7.4 hereof.


III.  INTEREST AND FEES.

           3.1. Interest. Interest on Advances (other than Letters of Credit) shall be payable in arrears on the first day of each month with respect to Domestic Rate Loans and, with respect to Eurodollar Rate Loans, at the end of each Interest Period. Interest charges shall be computed on the daily unpaid balance of Advances (other than Letters of Credit) outstanding at the end of each day during the month at a rate per annum equal to the Revolving Interest Rate. Whenever, subsequent to the date of this Agreement, the Base Rate is increased or decreased, the Revolving Interest Rate for Domestic Rate Loans shall be similarly changed without notice or demand of any kind by an amount equal to the amount of such change in the Base Rate during the time such change or changes remain in effect. Upon and after the occurrence of an Event of Default, and during the continuation thereof, the Advances (other than Letters of Credit) shall bear interest at the applicable Revolving Interest Rate plus two (2%) percent (the "Default Rate").

           3.2.        Letter of Credit Fees.

           In the event that Agent or Lenders shall incur any Letter of Credit Obligations pursuant hereto at the request or on behalf of Borrower hereunder, Borrower agrees to pay to Agent for the ratable benefit of Lenders, as compensation to Lenders for such Letter of Credit Obligation, (i) all fees and charges paid by Lenders on account of such Letter of Credit Obligation to the issuer or like party (other than commissions paid by Agent or Lenders and negotiation charges) and (ii) commencing with the month in which such Letter of Credit Obligation is incurred by Lenders and monthly thereafter for each month during which such Letter of Credit Obligation shall remain outstanding, a fee (the "Letter of Credit Fee") at a rate equal to (a) 175 basis points per annum on all trade Letters of Credit and all standby Letters of Credit expiring 180 days or less from date of issuance and (b) 175 basis points per annum on all standby Letters of Credit expiring more than 180 days but less than 360 days from date of issuance, in each case based upon the daily outstanding amount of such Letter of Credit Obligations on each day during the previous month, determined on the basis of a year of 360 days. So long as any Event of Default shall have occurred and be continuing, the Letter of Credit Fee shall be increased by two percent (2%) per annum above the rate otherwise applicable and the Letter of Credit Fee shall be payable on demand. Fees payable in respect of Letter of Credit Obligations shall be paid to Agent for the ratable benefit of Lenders, in arrears, on the first day of such calendar month.

           3.3. Closing Fee. Upon the execution of this Agreement, Borrower shall pay to Agent for the ratable benefit of Lenders a closing fee of $50,000.

           3.4. Unused Line Fee. If, for any month during the term of this Agreement, the daily unpaid balance of the Advances outstanding at the end of each day of such month does not equal the Maximum Revolving Advance Amount, then Borrower shall pay to Agent for the ratable benefit of Lenders a fee at a rate equal to one quarter of one percent (1/4%) multiplied by (x) the lesser of (i) the Maximum Revolving Advance Amount or (ii) the Borrowing Base, minus (y) the unpaid balance of Advances. Such fee shall be payable to Agent for ratable benefit of Lenders in arrears on the first day of each month.

           3.5. Collateral Evaluation Fee. Borrower shall pay Agent a collateral evaluation fee equal to $1,500 per month commencing on the first day of the month following the Effective Date and on the first day of each month thereafter during the Term. The collateral evaluation fee shall be deemed earned in full on the date when same is due and payable hereunder and shall not be subject to rebate or proration upon termination of this Agreement for any reason.

           3.6. Field Examinations. Borrower shall pay to Agent on the first day of each month (following any month) in which Agent performs a field examination a fee of $500.00 per day for each person employed to perform such monitoring plus all out of pocket expenses incurred by Agent in the performance of such examination. Field examinations shall be conducted no more than four times a year provided that no Event of Default shall have occurred and be continuing.

           3.7. Computation of Interest and Fees. Interest and fees hereunder shall be computed on the basis of a year of 360 days and for the actual number of days elapsed. If any payment to be made hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the Revolving Interest Rate for Domestic Rate Loans during such extension.

           3.8. Maximum Charges. In no event whatsoever shall interest and other charges charged hereunder exceed the highest rate permissible under law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that a court determines that Agent or any Lender has received interest and other charges hereunder in excess of the highest rate applicable hereto, such excess interest shall be first applied to any unpaid principal balance owed by Borrower, and if the then remaining excess interest is greater than the previously unpaid principal balance, Lenders shall promptly refund such excess amount to Borrower and the provisions hereof shall be deemed amended to provide for such permissible rate.

           3.9. Increased Costs. In the event that any change in any applicable law, treaty or governmental regulation, or in the interpretation or application thereof, or compliance by any Lender (for purposes of this Section 3.9, the term "Lender" shall include Agent or any Lender and any corporation or bank controlling Agent or any Lender) and the office or branch where Agent or any Lender (as so defined) makes or maintains any Eurodollar Rate Loans with any request or directive (whether or not having the force of law) from any central bank or other financial, monetary or other authority, occurring after the Effective Date shall:

                       (a) subject Agent or any Lender to any tax of any kind whatsoever with respect to this Agreement or change the basis of taxation of payments to Agent or any Lender of principal, fees, interest or any other amount payable hereunder or under any Other Documents (except for changes in any tax measured or imposed on the overall net income of Agent or any Lender by the jurisdiction in which it maintains its principal office);

                       (b)      INTENTIONALLY OMITTED.

                       (c) impose on Agent or any Lender or the London Interbank Eurodollar Market any other condition with respect to this Agreement or any Other Documents;

and the result of any of the foregoing is to increase the cost to Agent or Lender of making, renewing or maintaining any Advances hereunder by an amount that Agent or such Lender deems to be material or to reduce the amount of any payment (whether of principal, interest or otherwise) in respect of any of the Advances by an amount that Agent or such Lender deems to be material, then, in any case Borrower shall promptly pay Agent or such Lender, upon its demand, such additional amount as will compensate Agent or such Lender for such additional cost or such reduction, as the case may be, provided that the foregoing shall not apply to increased costs which are reflected in the Eurodollar Rate. Agent or such Lender shall certify the amount of such additional cost or reduced amount (which certification shall be supported by calculations in reasonable detail) to Borrower, and such certification shall be conclusive absent manifest error.

           3.10.       Capital Adequacy.

                       (a) In the event that any change after the Effective Date in any applicable law, rule, regulation or guideline regarding capital adequacy, or any change after the Effective Date in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Agent or any Lender (for purposes of this Section 3.10, the term "Lender" shall include Agent or any Lender and any corporation or bank controlling Agent or any Lender) and the office or branch where Agent or any Lender (as so defined) makes or maintains any Eurodollar Rate Loans with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency made after the Effective Date, has the effect of reducing the rate of return on Agent or any Lender's capital as a consequence of its obligations hereunder to a level below that which Agent or such Lender could have achieved but for such adoption, change or compliance (taking into consideration Agent's and each Lender's policies with respect to capital adequacy) by an amount deemed by Agent or any Lender to be material, then, from time to time, Borrower shall pay upon demand to Agent or such Lender such additional amount or amounts as will compensate Agent or such Lender for such reduction. In determining such amount or amounts, Agent or such Lender may use any reasonable averaging or attribution methods. The protection of this Section 3.10 shall be available to Agent and each Lender regardless of any possible contention of invalidity or inapplicability with respect to the applicable law, regulation or condition.

                       (b) A certificate of Agent or such Lender setting forth such amount or amounts (which certificate shall be supported by calculations in reasonable detail) as shall be necessary to compensate Agent or such Lender with respect to Section 3.10(a) hereof when delivered to Borrower shall be conclusive absent manifest error.

           3.11. Survival. The obligations of Borrower under Sections 2.10, 3.9 and, 3.10 shall survive termination of this Agreement and the Other Documents and payment in full of the Obligations.

           3.12. Basis For Determining Interest Rate Inadequate or Unfair. In the event that Agent or any Lender shall have determined that:

                       (a) reasonable means do not exist for ascertaining the Eurodollar Rate for any Interest Period; or

                       (b) Dollar deposits in the relevant amount and for the relevant maturity are not available in the London interbank Eurodollar market, with respect to an outstanding Eurodollar Rate Loan, a proposed Eurodollar Rate Loan, or a proposed conversion of a Domestic Rate Loan into a Eurodollar Rate Loan, then Agent shall give Borrower prompt written, telephonic or telegraphic notice of such determination. If such notice is given, (i) any such requested Eurodollar Rate Loan shall be made as a Domestic Rate Loan, unless Borrower shall notify Agent no later than 10:00 a.m. (New York City time) two (2) Business Days prior to the date of such proposed borrowing, that its request for such borrowing shall be cancelled or made as an unaffected type of Eurodollar Rate Loan, (ii) any Domestic Rate Loan or Eurodollar Rate Loan which was to have been converted to an affected type of Eurodollar Rate Loan shall be continued as or converted into a Domestic Rate Loan, or, if Borrower shall notify Agent, no later than 10:00 a.m. (New York City time) two (2) Business Days prior to the proposed conversion, shall be maintained as an unaffected type of Eurodollar Rate Loan and (iii) any outstanding affected Eurodollar Rate Loans shall be converted into a Domestic Rate Loan as of the last day of the then current
Interest Period, or, if Borrower shall notify Agent, no later than 10:00 a.m. (New York City time) two (2) Business Days prior to the last Business Day of the then current Interest Period applicable to such affected Eurodollar Rate Loan, such affected Eurodollar Rate Loan shall be converted into an unaffected type of Eurodollar Rate Loan on the last Business Day of the then current Interest Period for such affected Eurodollar Rate Loans. Until such notice has been withdrawn, Lenders shall have no obligation to make an affected type of Eurodollar Rate Loan or maintain outstanding affected Eurodollar Rate Loans and Borrower shall not have the right to convert a Domestic Rate Loan or an unaffected type of Eurodollar Rate Loan into an affected type of Eurodollar Rate Loan.


IV.  COLLATERAL:  GENERAL TERMS

           4.1. Security Interest in the Collateral. To secure the prompt payment and performance to Agent and each Lender of the Obligations, Borrower hereby assigns, pledges and grants to Agent for its benefit and for the ratable benefit of each Lender a continuing security interest in and to all of the Collateral, whether now owned or existing or hereafter acquired or arising and wheresoever located. Borrower shall mark its books and records as may be necessary or appropriate to evidence, protect and perfect Agent's security interest and shall cause its financial statements to reflect the existence of a security interest.

           4.2. Perfection of Security Interest. Borrower shall take all action that may be necessary or desirable, or that Agent may request, so as at all times to maintain the validity, perfection, enforceability and priority of Agent's security interest in the Collateral or to enable Agent to protect, exercise or enforce its rights hereunder and in the Collateral, including, but not limited to (i) immediately discharging all Liens other than Permitted Encumbrances, (ii) using its best efforts to obtain landlords' or mortgagees' lien waivers, (iii) making available to Agent at the locations where same are kept, endorsed or accompanied by such instruments of assignment as Agent may specify, and stamping or marking, in such manner as Agent may specify, any and all chattel paper, instruments, letters of credits and advices thereof and documents evidencing or forming a part of the Collateral, (iv) entering into warehousing, lockbox and other custodial arrangements satisfactory to Agent, and (v) executing and delivering financing statements, instruments of pledge, mortgages, notices and assignments, in each case in form and substance satisfactory to Agent, relating to the creation, validity, perfection, maintenance or continuation of Agent's security interest under the Uniform Commercial Code or other applicable law. All reasonable charges, expenses and fees Agent may incur in doing any of the foregoing, and any local taxes relating thereto, shall be charged to Borrower's account as a Revolving Advance and added to the Obligations, or, at Agent's option, shall be paid to Agent immediately upon demand.

           4.3. Disposition of Collateral. Borrower will safeguard and protect all Collateral for Agent's general account and make no disposition thereof whether by sale, lease or otherwise except (a) the sale of Inventory in the ordinary course of business, (b) the disposition or transfer of obsolete and worn-out Equipment in the ordinary course of business during any fiscal year having an aggregate fair market value of not more than $50,000 and (c) which is otherwise permitted in Article VII of this Agreement.

           4.4. Preservation of Collateral. Following the occurrence and during the continuation of an Event of Default, in addition to the rights and remedies set forth in Section 11.1 hereof, Agent: (a) may at any time take such steps as Agent deems necessary to protect Agent's interest in and to preserve the Collateral, including the hiring of such security guards or the placing of other security protection measures as Agent may deem appropriate; (b) may employ and maintain at any of Borrower's premises a custodian who shall have full authority to do all acts necessary to protect Agent's interests in the Collateral; (c) may lease warehouse facilities to which Agent may move all or part of the Collateral; (d) may use any of Borrower's owned or leased lifts, hoists, trucks and other facilities or equipment for handling or removing the Collateral; and
(e) shall have, and is hereby granted, a right of ingress and egress to the places where the Collateral is located, and may proceed over and through any of Borrower's owned or leased property. Borrower shall cooperate fully with all of Agent's efforts to preserve the Collateral and will take such actions to preserve the Collateral as Agent may direct. All of Agent's expenses of preserving the Collateral, including any expenses relating to the bonding of a custodian, shall be charged to Borrower's account as a Revolving Advance and added to the Obligations.

           4.5. Ownership of Collateral. With respect to the Collateral, at the time the Collateral becomes subject to Agent's security interest: (a) Borrower shall be the sole owner of and fully authorized and able to sell, transfer, pledge and/or grant a first security interest in each and every item of the Collateral to Agent; and, except for Permitted Encumbrances the Collateral shall be free and clear of all Liens whatsoever; (b) each document and agreement executed by Borrower or delivered to Agent or any Lender by Borrower in connection with this Agreement shall be true and correct in all material respects at the time executed or delivered; (c) all signatures and endorsements of Borrower that appear on such documents and agreements shall be genuine and Borrower shall have full capacity to execute same; and (d) except for Inventory relating to import financing by Borrower and except with respect to the sale of Inventory in the ordinary course of business and Equipment to the extent permitted in Section 4.3 hereof, Borrower's Equipment and Inventory shall be located as set forth on Schedule 4.5 and shall not be removed from such location(s) without the prior written consent of Agent, not to be unreasonably withheld.

           4.6. Defense of Agent's and Lender's Interests. Until (a) payment and performance in full of all of the Obligations and (b) termination of this Agreement, Agent's interests in the Collateral shall continue in full force and effect. During such period Borrower shall not, without Agent's prior written consent, pledge, sell (except Inventory in the ordinary course of business and Equipment to the extent permitted in Section 4.3 hereof), assign, transfer, create or suffer to exist a Lien upon or encumber or allow or suffer to be encumbered in any way except for Permitted Encumbrances, any part of the Collateral. Borrower shall defend Agent's interests in the Receivables against any and all Persons whatsoever and shall defend Agent's interest in the Collateral other than Receivables against any and all persons whatsoever other than creditors of its Clients. At any time following the occurrence and during the continuation of an Event of Default, Agent shall have the right to take possession of the indicia of the Collateral and the Collateral in whatever physical form contained, including without limitation: labels, stationery, documents, instruments and advertising materials. If Agent exercises this right to take possession of the Collateral, Borrower shall, upon demand, assemble it in the best manner possible and make it available to Agent at a place reasonably convenient to Agent. In addition, with respect to all Collateral, Agent and Lenders shall be entitled to all of the rights and remedies set forth herein and further provided by the Uniform Commercial Code or other applicable law. Following the occurrence and during the continuation of an Event of Default Borrower shall at Agent's request, and Agent may, at its option, instruct all suppliers, carriers, forwarders, warehouses or others receiving or holding cash, checks, Inventory, documents or instruments in which Agent holds a security interest to deliver same to Agent and/or subject to Agent's order and if they shall come into Borrower's possession, they, and each of them, shall be held by Borrower in trust as Agent's trustee, and Borrower will immediately deliver them to Agent in their original form together with any necessary endorsement.

           4.7. Books and Records. Borrower (a) shall keep proper books of record and account in which full, true and correct entries will be made of all dealings or transactions of or in relation to its business and affairs; (b) set up on its books accruals with respect to all taxes, assessments, charges, levies and claims; and (c) on a reasonably current basis set up on its books, from its earnings, allowances against doubtful Receivables, advances and investments and all other proper accruals (including without limitation by reason of enumeration, accruals for premiums, if any, due on required payments and accruals for depreciation, obsolescence, or amortization of properties), which should be set aside from such earnings in connection with its business. All determinations pursuant to this subsection shall be made in accordance with, or as required by, GAAP consistently applied in the opinion of such independent public accountant as shall then be regularly engaged by Borrower.

           4.8. Financial Disclosure. Borrower hereby irrevocably authorizes and directs all accountants and auditors employed by Borrower at any time during the term of this Agreement to exhibit and deliver to Agent and each Lender copies of any of Borrower's financial statements, trial balances or other accounting records of any sort in the accountant's or auditor's possession, and to disclose to Agent and each Lender any information such accountants may have concerning Borrower's financial status and business operations. Borrower hereby authorizes all federal, state and municipal authorities to furnish to Agent and each Lender copies of reports or examinations relating to Borrower, whether made by Borrower or otherwise; however, Agent and each Lender will attempt to obtain such information or materials directly from Borrower prior to obtaining such information or materials from such accountants or such authorities and Agent and each Lender shall provide Borrower with the opportunity to participate in any meeting or communication with such accountants or such authorities.

           4.9. Compliance with Laws. Borrower shall comply with all acts, rules, regulations (including those relating to licensing and regulation of Borrower's business, ERISA, those regarding the collection, payment and deposit of sales, employees' income, unemployment and social security taxes, and those relating to environmental matters) and orders of any legislative, administrative or judicial body or official applicable to the Collateral or any part thereof or to the operation of Borrower's business the non-compliance with which would have a Material Adverse Effect.

           4.10. Inspection of Premises. Subject to the limitation on field examinations contained in Section 3.6, at all reasonable times Agent or any Lender shall have full access to and the right to audit, check, inspect and make abstracts and copies from Borrower's books, records, audits, correspondence and all other papers relating to the Collateral and the operation of Borrower's business and Agent, any Lender and their agents may enter upon any of Borrower's premises at any time during business hours and at any other reasonable time, and from time to time, for the purpose of inspecting the Collateral and any and all records pertaining thereto and the operation of Borrower's business.

           4.11. Insurance Policies. Schedule 4.11(a) lists all insurance of any nature maintained for current occurrences by Borrower or its Subsidiaries, as well as a summary of the terms of such insurance. Such insurance covers, without limitation, environmental, fire, theft, burglary, public liability, property damage, product liability, workers' compensation, and insurance on all of Borrower's and each of its Subsidiaries tangible property and assets, wherever located, all in amounts customary for Borrower's and such Subsidiary's industry and under policies issued by insurers and pursuant to policies satisfactory to Agent and in any event in compliance with any insurance requirements under this Agreement or under any Other Document. Except as set forth on Schedule 4.11(b),
(a) all of such policies of insurance which are liability insurance policies shall name Agent as additional insureds and (b) Borrower shall and shall cause its Subsidiaries to use its best efforts to ensure that all such policies of insurance which are casualty insurance policies shall contain an endorsement, in form and substance acceptable to Agent, showing loss payable to Agent. The endorsement referenced in clause (b) of the preceding sentence, or an independent instrument furnished to Agent in lieu of such endorsement, shall provide that the insurance companies will give Agent at least 30 days prior written notice before any such policy or policies of insurance shall be altered or cancelled and that no act or default of Borrower or any other Person shall affect the right of Agent to recover under such policy or policies of insurance in case of loss or damage. All of such policies (or replacements therefor) are in full force and effect (except to the extent same relate to assets disposed of as permitted in Article VII hereof) and provide coverage of such risks and for such amounts as is customarily maintained for businesses of the scope and size of Borrower.

           4.12. Failure to Pay Insurance. If Borrower fails to obtain insurance as hereinabove provided, or to keep the same in force, Agent, if Agent so elects, may obtain such insurance and pay the premium therefor for Borrower's account, and charge Borrower's account therefor and such expenses so paid shall be part of the Obligations.

           4.13. Payment of Taxes. Borrower will pay, when due, all taxes, assessments and other Charges or Claims lawfully levied or assessed upon Borrower or any of the Collateral including, without limitation, real and personal property taxes, assessments and charges and all franchise, income, employment, social security benefits, withholding, and sales taxes except to the extent any of the foregoing constitutes a Permitted Encumbrance. Subject to the preceding sentence, if any tax by any governmental authority is or may be imposed on or as a result of any transaction between Borrower and Agent or any Lender which Agent or any Lender may be required to withhold or pay or if any taxes, assessments, or other Charges remain unpaid after the date fixed for their payment, or if any Claim shall be made which, in Agent's or Lender's opinion, may possibly create a valid Lien on the Collateral, Agent may without notice to Borrower pay the taxes, assessments or other Charges and Borrower hereby indemnifies and holds Agent and each Lender harmless in respect thereof. Neither Agent nor any Lender will pay any taxes, assessments or Charges to the extent that Borrower has contested or disputed those taxes, assessments or Charges in good faith, by expeditious protest, administrative or judicial appeal or similar proceeding provided that any related tax lien is stayed and sufficient reserves are established to the reasonable satisfaction of Agent to protect Agent's security interest in or Lien on the Collateral. The amount of any payment by Agent under this Section 4.13 shall be charged to Borrower's account as a Revolving Advance and added to the Obligations.

           4.14. Payment of Leasehold Obligations. Borrower shall at all times pay, when and as due, its rental obligations under all leases under which it is a tenant, and shall otherwise comply, in all material respects, with all other terms of such leases and keep them in full force and effect and, at Agent's request will provide evidence of having done so.

           4.15.       Receivables.

                       (a) Nature of Receivables. At the time of the purchase by Borrower of any Client's Receivables pursuant to the applicable Factoring Agreement, based upon the representations of such Client to Borrower under the applicable Factoring Agreement with Borrower having no actual knowledge to the contrary, each of the Receivables shall be (i) a bona fide and valid account representing a bona fide indebtedness incurred by the Account Debtor therein named, for a fixed sum as set forth in the invoice relating thereto (provided immaterial or unintentional invoice errors shall not be deemed to be a breach hereof) with respect to an absolute sale or lease and delivery of goods upon stated terms of the applicable Client, or work, labor or services theretofore rendered by the applicable Client as of the date each Receivable is created and (ii) due and owing in accordance with the applicable Client's standard terms of sale without dispute, setoff or counterclaim except as may be stated on the accounts receivable schedules, if any, delivered by the applicable Client to Borrower.

                      (b) Solvency of Account Debtor. Each Account Debtor, to the best of Borrower's knowledge, as of the date each Receivable is created, is solvent and able to pay all Receivables on which the Account Debtor is obligated in full when due or with respect to such Account Debtors of Client's who are not solvent Borrower has set up on its books and in its financial records bad debt reserves adequate in Borrower's opinion to cover such Receivables.

                       (c) Locations of Borrower. Borrower's chief executive office is located at 2700 South Quincy Street, Arlington, Virginia 22206. Except as set forth in Schedule 4.15(c) attached hereto, until written notice is given to Agent by Borrower of any other office at which it keeps its records pertaining to Receivables, all such records shall be kept at such executive office.

                       (d) Collection of Receivables. Until Borrower's authority to do so is terminated by Agent by written notice (which notice Agent may only give at any time following the occurrence and during the continuance of an Event of Default), Borrower will, at Borrower's sole cost and expense, but on Agent's behalf and for Agent's account, collect as Agent's property and in trust for Agent all amounts received on Receivables, and shall not commingle such collections with Borrower's funds. Borrower shall in accordance with Section
4.16 hereof deposit in the Lockbox Account, all checks, drafts, notes, money orders, acceptances, cash and other evidences of Indebtedness collected by Borrower.

                       (e) Notification of Assignment of Receivables. At any time following the occurrence and during the continuation of an Event of Default, Agent shall have the right to send notice of the assignment of, and Agent's security interest in, the Receivables to any and all Clients or any third party holding or otherwise concerned with any of the Collateral. Thereafter (until such Event of Default has been cured or waived), Agent shall have the sole right to collect the Receivables, take possession of the Collateral, or both. Agent's actual collection expenses, including, but not limited to, stationery and postage, telephone and telegraph, secretarial and clerical expenses and the salaries of any collection personnel used for collection, may be charged to Borrower's account and added to the Obligations.

                       (f)      Power of Agent to Act on Borrower's Behalf.

           (1) Borrower hereby irrevocably constitutes and appoints Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Borrower and in the name of Borrower or in its own name, from time to time in Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby grants to Agent the power and right, on behalf of Borrower, without notice to or assent by Borrower, and at any time, to do the following:

                       (i) except as provided in Section 4.15(d) or (e), in the name of Borrower, in its own name or otherwise, take possession of, endorse and receive payment of any checks, drafts, notes, acceptances, or other instruments for the payment of monies due under any Collateral; and
                       (ii) upon the occurrence and during the continuation of an Event of Default, receive payment of any and all monies, claims, and other amounts due or to become due at any time arising out of or in respect of any Collateral other than the Receivables.

           (2) Borrower hereby irrevocably constitutes and appoints Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Borrower and in the name of Borrower or in its own name, from time to time in Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby grants to Agent the power and right, on behalf of Borrower, without notice to or assent by Borrower, upon the occurrence and during the continuation of an Event of Default, to do the following:

                       (i) subject to the terms of the Factoring Agreements, the Collateral Funding Repayment Agreements, if any, the Inventory Collateral Funding Repayment Agreements, if any and the terms of the Receivables, ask, demand, collect, receive and give acquittances and receipts for any and all money due or to become due under any Collateral, and take ownership and control of any and all lockboxes and other depository accounts by written notice to any bank or other institution maintaining such lockboxes or other depository accounts;

                       (ii) pay or discharge taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral;

                       (iii) effect any repairs or obtain any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and costs thereof;

                       (iv) direct any party liable for any payment under or in respect of any of the Collateral to make payment of any and all monies due or to become due thereunder, directly to Agent or as Agent shall direct;

                       (v) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with accounts and other documents constituting or related to the Collateral;

                       (vi) subject to the terms of the Factoring Agreements, the Collateral Funding Repayment Agreements, if any, the Inventory Collateral Funding Repayment Agreements, if any, and the terms of the Receivables, settle, compromise or adjust any suit, action, or proceeding described below and, in connection therewith, give such discharges or releases as Agent may deem appropriate;

                       (vii) subject to the terms of the Factoring Agreements, the Collateral Funding Repayment Agreements, if any, the Inventory Collateral Funding Repayment Agreements, if any, and the terms of the Receivables, file any claim or take or commence any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Agent for the purpose of collecting any and all such monies due under any Collateral whenever due and payable;

                       (viii) subject to the terms of the Factoring Agreements, the Collateral Funding Repayment Agreements, if any, the Inventory Collateral Funding Repayment Agreements, if any, and the terms of the Receivables, commence and prosecute any suits, actions or proceedings at law or equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;

                       (ix) defend any suit, action or proceeding brought against Borrower with respect to any Collateral if Borrower does not defend such suit, action or proceeding or if Agent believes that Borrower is not pursuing such defense in a manner that will maximize the recovery with respect to such Collateral;

                       (x) license or, to the extent permitted by an applicable license, sublicense whether general, specific or otherwise, and whether on an exclusive or non-exclusive basis, any patent or trademark throughout the world for such term or terms on such conditions and in such manner as Agent shall, in its sole discretion, determine;

                       (xi) subject to Section 11.1 hereof, sell, transfer, pledge, make any agreement with respect to, or otherwise deal with any of the Collateral as fully and completely as Borrower could, and to do, at Agent's option and Borrower's expense, at any time, or from time to time, all acts and things which Agent reasonably deems necessary to perfect, preserve, or, subject to Section 11.l hereof and the terms of the Factoring Agreements, the Collateral Funding
           Repayment Agreements, if any, the Inventory Collateral Funding Repayment Agreements, if any, realize upon the Collateral and Agent's Lien therein in order to effect the intent of this Agreement, all as fully and effectively as Borrower might do;

                       (xii) contact, make any agreement with, or otherwise deal with any governmental or regulatory agency in connection with the operation of Borrower's business or the possession or liquidation of any or all of the Collateral; and

                       (xiii) change the address for delivery of mail addressed to Borrower to such address as Agent may designate and open and dispose of all such mail.

           (3) Borrower hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof, and said attorneys or designees shall not be liable for any acts of omission or commission nor for any error of judgment or mistake of fact or of law, unless done maliciously or with gross (not mere) negligence. The powers of attorney granted pursuant to this Section 4.15(f) are powers coupled with an interest and shall be irrevocable until the Obligations are paid or otherwise satisfied in full.

           (4) The powers conferred on Agent hereunder are solely to protect Agent's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither Agent nor any Lender nor any of their officers, directors, employees, agents or representatives shall be responsible to Borrower for any act or failure to act, except for their own gross negligence or willful misconduct.

           (5) Borrower also authorizes Agent, at any time and from time to time, upon the occurrence and during the continuation of an Event of Default, to
(i) communicate in its own name with any party to any contract with regard to the assignment of the right, title and interest of Borrower in and under the contracts and other matters relating thereto and (ii) execute any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                       (g) No Liability. Neither Agent nor any Lender shall, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Receivables or any instrument received in payment thereof, or for any damage resulting therefrom except for Agent's or any Lender's gross negligence or willful misconduct. Following the occurrence and during the continuance of an Event of Default and subject to the terms of the applicable Factoring Agreements, the Collateral Funding Repayment Agreements, if any, the Inventory Collateral Funding Repayment Agreements, if any, and the terms of the Receivables, Agent may, without notice or consent from Borrower, sue upon or otherwise collect, extend the time of payment of, compromise or settle for cash, credit or upon any terms any of the Receivables or any other securities, instruments or insurance applicable thereto and/or release any obligor thereof. Agent is authorized and empowered to accept, following the occurrence and during the continuance of an Event of Default, the return of the goods represented by any of the Receivables to the extent Borrower would be empowered to accept same, without notice to or consent by Borrower, all without discharging or in any way affecting Borrower's liability hereunder.



           4.16.       Cash Management Systems

                 (a) Commencing on the Original Closing Date and for so long as any Obligations are outstanding, Borrower shall deposit within three (3) Business Days following the date of receipt thereof or cause to be deposited directly all cash, checks, notes, drafts or other similar items of payment relating to or constituting payments made in respect of any and all Receivables into one collection account in Borrower's name at each bank set forth on
Schedule 4.16 hereto that have no rights of setoff or recoupment or any other claim against such accounts (collectively, the "Lockbox Accounts"). To the extent that any Lockbox Accounts are from time to time maintained at Agent or any other Lender, all cash, checks, notes, drafts and other similar items of payment from time to time deposited in such Lockbox Accounts shall be made available to Borrower for all purposes hereof at the times and in a manner consistent with IBJS's past practices with Borrower. At any time when an Event of Default is not continuing, Borrower may pay down the Advances (other than Letters of Credit) by (i) wiring funds from the Lockbox Account to Agent's depository account as designated by Agent from time to time (the "Depository Account"), and (ii) providing notice to Agent of such deposit. At any time when an Event of Default is not continuing, Borrower may, in lieu of wiring funds to the Depository Account, cause the transfer of funds in the Lockbox Accounts to its Operating Accounts. Blocked account arrangements shall be established with the banks at which the Lockbox Accounts are maintained. At any time when an Event of Default is continuing, all amounts deposited in the Lockbox Accounts shall on the same day that such amounts are available for transfer, unless the Lockbox Account banks are otherwise instructed by Agent, be deposited via wire transfer, in immediately available funds, into the Depository Account. Agent shall give Borrower at least five (5) Business Days notice prior to changing the Depository Account. So long as no Default has occurred, Borrower may open a Lockbox Account with any bank in lieu of or in addition to those listed on
Schedule 4.16 hereto; provided, however, that (i) Agent shall have consented to the opening of such Lockbox Account with such bank, and (ii) at the time of the opening of such Lockbox Account Borrower shall deliver to Agent a blocked account agreement duly executed by Borrower and such bank, in form and substance satisfactory to Agent. The Lockbox Accounts shall be cash collateral accounts, with all cash, checks and other similar items of payment in such accounts securing payment of the Obligations, and in which Borrower will have granted a Lien to Agent for the benefit of Lenders.

                 (b) All amounts deposited in the Depository Account shall be deemed received by Agent in accordance with Section 2.12(k) hereof and shall be applied by Agent against any then due and payable interest and fees hereunder and then against the outstanding balance of Revolving Advances, Inventory Value Advances and Equipment Value Advances in such order as Agent shall determine, provided, however, so long as no Event of Default shall have occurred and is continuing (or would occur after giving effect to the application of such amounts as requested by Borrower) Borrower may determine the order in which such amounts shall be applied. In no event shall any amount be applied by Agent against such interest and fees and the outstanding balance of the Revolving Advance unless and until such amount shall have been credited in immediately available funds to the Depository Account. Any funds deposited in the Depository Account in excess of the amount applied to such interest and fees and the outstanding balance of the Advances (the "excess funds") shall remain in and be held in the Depository Account as collateral security securing the payment of the Obligations and Borrower hereby grants to Agent for the benefit of the Lenders a Lien on all cash, checks and other similar items of payment in such account. Prior to the occurrence and during the continuance of an Event of Default Borrower may request and obtain the return of any excess funds.

                 (c) Borrower shall maintain an account (the "Operating Account") at a bank acceptable to Agent into which Agent or Lenders shall, from time to time, (i) deposit proceeds of Revolving Advances made pursuant to
Section 2.1 hereof for use solely in accordance  with the  provisions of Section
2.13 hereof,  (ii) deposit proceeds of Equipment Value Advances made pursuant to
Section 2.2 hereof for use in accordance with the provisions of Section 2.2 hereof, (iii) deposit proceeds of Inventory Value Advances made pursuant to
Section 2.2A hereof for use in accordance with Section 2.2A hereof, and (iv) in accordance with Section 4.16(a), cause or permit transfers from the Lockbox Account. The Operating Account shall be a cash collateral account, with all cash, checks and other similar items of payment in such account securing payment of the Obligations, and in which Borrower hereby grants a Lien to Agent for the benefit of Lenders.

           4.17. Inventory. All Inventory produced by Borrower (other than Inventory purchased or acquired by Borrower from its Clients) has been, and will be, produced by Borrower in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders thereunder.

           4.18. Maintenance of Equipment. The Equipment used in the ordinary course of Borrower's business shall be maintained in good operating condition and repair (reasonable wear and tear excepted) and all necessary replacements of and repairs thereto shall be made so that the value and operating efficiency of the Equipment shall be maintained and preserved. Borrower shall not use or operate such Equipment in violation of any law, statute, ordinance, code, rule or regulation. Borrower shall have the right to sell

Equipment to the extent set forth in Section 4.3 hereof or Article VII hereof.

           4.19. Exculpation of Liability. Nothing herein contained shall be construed to constitute Agent or any Lender as Borrower's agent for any purpose whatsoever, nor shall Agent or any Lender be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof except to the extent of Agent's or any such Lender's gross negligence or willful misconduct. Neither Agent nor any Lender, whether by anything herein or in any assignment or otherwise, assumes any of Borrower's obligations under any contract or agreement assigned to Agent or such Lender, and neither Agent nor any Lender shall be responsible in any way for the performance by Borrower of any of the terms and conditions thereof.

           4.20. Environmental Matters. (a) Borrower will ensure that the Real Property remains in compliance with all Environmental Laws and it will not place or permit to be placed any Hazardous
Substances on any Real Property except as not prohibited by applicable law or appropriate governmental authorities or except as would not have a Material Adverse Effect.

                       (b) Borrower will, with respect to Real Property owned by Borrower establish and maintain a system to assure and monitor continued compliance with all applicable Environmental Laws which system shall include periodic reviews of such compliance.

                       (c) Borrower will (i) employ in connection with its use of the Real Property appropriate technology necessary to maintain compliance with any applicable Environmental Laws and (ii) dispose of any and all Hazardous Waste generated at the Real Property owned by Borrower only at facilities and with carriers that maintain valid permits under RCRA and any other applicable Environmental Laws. Borrower shall use its best efforts to obtain certificates of disposal, such as hazardous waste manifest receipts, from all treatment, transport, storage or disposal facilities or operators employed by Borrower in connection with the transport or disposal of any Hazardous Waste generated at the Real Property.

                       (d) In the event Borrower obtains, gives or receives notice of any Release or threat of Release of a reportable quantity of any Hazardous Substances at the Real Property (any such event being hereinafter referred to as a "Hazardous Discharge") or receives any notice of violation, request for information or notification that it is potentially responsible for investigation or cleanup of environmental conditions at the Real Property, demand letter or complaint, order, citation, or other written notice with regard to any Hazardous Discharge or violation of Environmental Laws affecting the Real Property (any of the foregoing is referred to herein as an "Environmental Complaint") from any Person or entity, including any state agency responsible in whole or in part for environmental matters in the state in which the Real Property is located or the United States Environmental Protection Agency (any such person or entity hereinafter the "Environmental Authority"), then Borrower shall, within five (5) Business Days, give written notice of same to Agent detailing facts and circumstances of which Borrower is aware giving rise to the Hazardous Discharge or Environmental Complaint. Such information is to be provided to allow Agent to protect its security interest in the Real Property and is not intended to create nor shall it create any obligation upon Agent or any Lender with respect thereto.

                       (e) Borrower shall promptly forward to Agent copies of any request for information, notification of potential liability, demand letter relating to potential responsibility with respect to the investigation or cleanup of Hazardous Substances at any other site owned, operated or used by Borrower to dispose of Hazardous Substances and shall continue to forward copies of correspondence between Borrower and the Environmental Authority regarding such claims to Agent until the claim is settled. Borrower shall promptly forward to Agent copies of all documents and reports concerning a Hazardous Discharge at the Real Property that Borrower is required to file under any Environmental Laws. Such information is to be provided solely to allow Agent to protect Agent's security interest in the Real Property and the Collateral.

                       (f) Borrower shall respond promptly to any Hazardous Discharge or Environmental Complaint with respect to Real Property and take all necessary action in order to safeguard the health of any Person and to avoid subjecting the Collateral or Real Property to any Lien other than Permitted Encumbrances. Except as provided in the preceding sentence, if Borrower shall fail to respond promptly to any such Hazardous Discharge or Environmental Complaint or Borrower shall fail to comply with any of the requirements of any Environmental Laws, Agent on behalf of Lenders may, but without the obligation to do so, for the sole purpose of protecting Agent's interest in Collateral: (A) give such notices or (B) enter onto the Real Property (or authorize third parties to enter onto the Real Property) and take such actions as Agent (or such third parties as directed by Agent) deem reasonably necessary or advisable, to clean up, remove, mitigate or otherwise deal with any such Hazardous Discharge or Environmental Complaint. All reasonable costs and expenses incurred by Agent and Lenders (or such third parties) in the exercise of any such rights, including any sums paid in connection with any judicial or administrative investigation or proceedings, fines and penalties, together with interest thereon from the date expended at the Default Rate for Domestic Rate Loans constituting Revolving Advances shall be paid upon demand by Borrower, and until paid shall be added to and become a part of the Obligations secured by the Liens created by the terms of this Agreement or any Other Document.

                       (g) If Agent has any reason to believe that a Hazardous Discharge has occurred or exists with respect to any Real

Property owned by Borrower, promptly upon the written request of Agent, Borrower shall provide Agent, at Borrower's expense, with an environmental site assessment or environmental audit report prepared by an environmental engineering firm acceptable in the reasonable opinion of Agent, to assess with a reasonable degree of certainty the existence of a Hazardous Discharge and the potential costs in connection with abatement, cleanup and removal of any Hazardous Substances found on, under, at or within the Real Property. Any report or investigation of such Hazardous Discharge proposed and acceptable to an appropriate Environmental Authority that is charged to oversee the clean-up of such Hazardous Discharge shall be acceptable to Agent. If such estimates, individually or in the aggregate, exceed $500,000, Agent shall have the right to require Borrower to post a bond, letter of credit or other security reasonably satisfactory to Agent to secure payment of these costs and expenses.

                       (h) Borrower shall defend and indemnify Agent and Lenders and hold Agent, Lenders and their respective employees, agents, directors and officers harmless from and against all loss, liability, damage and expense, claims, costs, fines and penalties, including reasonable attorney's fees, suffered or incurred by Agent or Lenders under or on account of any Environmental Laws with respect to the Real Property, including, without limitation, the assertion of any lien thereunder, with respect to any Hazardous Discharge, the presence of any Hazardous Substances affecting the Real Property, whether or not the same originates or emerges from the Real Property or any contiguous real estate, including any loss of value of the Real Property as a result of the foregoing except to the extent such loss, liability, damage and expenses is attributable to Agent's or any Lender's or their employees', agents' or officers' gross negligence or willful misconduct. Borrower's obligations under this Section 4.20 shall arise upon the discovery of the presence of any Hazardous Substances at the Real Property, whether or not any federal, state, or local environmental agency has taken or threatened any action in connection with the presence of any Hazardous Substances. Borrower's obligation and the indemnifications hereunder shall survive the termination of this Agreement.

                       (i) For purposes of Section 4.20 and 5.7, all references to Real Property shall not include any interest of Borrower in Real Property which is a mortgagee's interest.


V.  REPRESENTATIONS AND WARRANTIES.

           Borrower represents and warrants as follows:

           5.1. Authority. Borrower has full power, authority and legal right to enter into this Agreement and the Other Documents and perform all Obligations hereunder. The execution, delivery and performance hereof and of the Other Documents (a) are within Borrower's corporate powers, have been duly authorized, are not in contravention of law or the terms of Borrower's by-laws, certificate of incorporation or other applicable documents relating to Borrower's formation or to the conduct of Borrower's business or of any material agreement or undertaking to which Borrower is a party or by which Borrower is bound, and (b) do not conflict with nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any asset of Borrower under the provisions of any agreement, charter, by-law, or other instrument to which Borrower is a party or by which it may be bound.

           5.2. Formation and Qualification. (a) Borrower is duly incorporated and in good standing under the laws of the Commonwealth of Virginia and is qualified to do business and is in good standing in the states listed on
Schedule 5.2(a) which constitute all states in which qualification and good standing are necessary for Borrower to conduct its business and own its property and where the failure to so qualify would have a Material Adverse Effect. Borrower has delivered to Agent true and complete copies of its certificate of incorporation and by-laws and will promptly notify Agent of any amendment or changes thereto.

                       (b)      The only Subsidiaries of Borrower are listed on
Schedule 5.2(b), which sets forth such Subsidiaries, together with their respective jurisdictions of organization, and the authorized and outstanding capital Stock of each such Subsidiary, by class and number and percentage of each class legally owned by Borrower or a Subsidiary of Borrower or any other Person.

           5.3. Survival of Representations and Warranties. All representations and warranties of Borrower contained in this Agreement and the Other Documents shall be true at the time of Borrower's execution of this Agreement and the Other Documents, and shall survive the execution, delivery and acceptance thereof by the parties thereto and the closing of the transactions described therein or related thereto.

           5.4. Tax Returns. Borrower's federal tax identification number is 54-1208450. Borrower has filed all federal, state and material local tax returns and other material reports it is required by law to file and has paid all taxes, assessments, fees and other governmental charges that are due and payable except as provided in Section 4.13 hereof. As of the Effective Date, federal, state and local income tax returns of Borrower have been examined and reported upon by the appropriate taxing authority or closed by applicable statute and satisfied for all fiscal years prior to and including the fiscal year ending December 31, 1989. The provision for taxes on the books of Borrower are adequate for all years not closed by applicable statutes, and for its current fiscal year, and Borrower has no knowledge of any deficiency or additional assessment in connection therewith not provided for on its books. Borrower has no obligation under any written tax sharing agreement.

           5.5.        Financial Statements.

           The consolidated and consolidating balance sheets of Borrower, its Subsidiaries and such other Persons described therein (including the accounts of all Subsidiaries for the respective periods during which a subsidiary relationship existed) as of December 31, 1996, and the related statements of income, changes in stockholder's equity, and changes in cash flow for the period ended on such date, all accompanied by reports thereon containing opinions without qualification by independent certified public accountants, copies of which have been delivered to Agent, have been prepared in accordance with GAAP, consistently applied (except for changes in application in which such accountants concur) and present fairly in all material respects the financial position of Borrower and its Subsidiaries at such date and the results of their operations for such period. Since December 31, 1996 there has been no change in the condition, financial or otherwise, of Borrower or its Subsidiaries as shown on the consolidated balance sheet as of such date and no change in the aggregate value of machinery, equipment and Real Property owned by Borrower and its Subsidiaries, except changes in the ordinary course of business, none of which individually or in the aggregate has a Material Adverse Effect.

           5.6.  Corporate  Name.  Borrower  has not  been  known  by any  other corporate name in the past five years and does not sell Inventory under any other name except as set forth on Schedule 5.6, nor has Borrower been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any person during the preceding five (5) years.

           5.7.        O.S.H.A..

                       (a) Borrower has duly complied with, and its facilities, business, assets, property, leaseholds and Equipment are in compliance in all material respects with, the provisions of the Federal Occupational Safety and Health Act; there have been no outstanding citations, notices or orders of non-compliance issued to Borrower or relating to its business, assets, property, leaseholds or equipment under such law.

                       (b) (i) There are no visible signs of releases, spills, discharges, leaks or disposal (collectively referred to as "Releases") of Hazardous Substances at, upon, under or within any Real Property except to the extent disclosed in writing from time to time by Borrower to Agent; (ii) to the best of Borrower's knowledge there are no underground storage tanks or polychlorinated biphenyls on the Real Property; (iii) to the best of Borrower's knowledge the Real Property has never been used as a treatment, storage or disposal facility of Hazardous Waste; and (iv) to the best of Borrower's knowledge no Hazardous Substances are present on the Real Property, excepting such quantities as are handled in accordance with all applicable manufacturer's instructions and governmental regulations and in proper storage containers and as are necessary for the operation of the commercial business of Borrower or of its tenants.

           5.8.        Solvency; No Litigation, Violation, Indebtedness or
Default.

                       (a) Borrower is solvent, able to pay its debts as they mature, has capital sufficient to carry on its business and all businesses in which it is about to engage, and (i) as of the Effective Date, the fair present saleable value of its assets, calculated on a going concern basis, is in excess of the amount of its liabilities and (ii) subsequent to the Effective Date, the fair saleable value of its assets (calculated on a going concern basis) will be in excess of the amount of its liabilities.

                       (b) Except as disclosed in Schedule 5.8(b) or except as disclosed in a public filing made by Borrower, a copy of which has been provided to Agent, Borrower has (i) no pending or, to the best of Borrower's knowledge, threatened litigation, actions or proceedings which would if adversely determined have a Material Adverse Effect, or impair the ability of Borrower to perform this Agreement, and (ii) no liabilities nor indebtedness other than the Obligations and other liabilities or Indebtedness permitted under
Article VII.

                       (c) Borrower is not in violation of any applicable statute, regulation or ordinance which would have a Material Adverse Effect, nor is Borrower in violation of any order of any court, governmental authority or arbitration board or tribunal.

                       (d) Neither Borrower nor any member of the Controlled Group maintains or contributes to any Plan other than those listed on Schedule 5.8(d) hereto. Except as set forth in Schedule 5.8(d), (i) no Plan has incurred any "accumulated funding deficiency," as defined in Section 302(a)(2) of ERISA and Section 412(a) of the Code, whether or not waived, and Borrower and each member of the Controlled Group has met all applicable minimum funding requirements under Section 302 of ERISA in respect of each Plan, (ii) each Plan which is intended to be a qualified plan under Section 401(a) of the Code as currently in effect has been determined by the IRS to be qualified under Section 401(a) of the Code and the trust related thereto is exempt from federal income tax under Section 501(a) of the Code, (iii) neither Borrower nor any member of the Controlled Group has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due which are unpaid, (iv) no Plan has been terminated by the plan administrator thereof or by the PBGC, and there is no occurrence which would cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Plan, (v) at this time, the current value of the assets of each Plan exceeds the present value of the accrued benefits and other liabilities of such Plan and neither Borrower nor any member of the Controlled Group knows of any facts or circumstances which would materially change the value of such assets and accrued benefits and other liabili-ties, (vi) neither Borrower nor any member of the Controlled Group has breached any of the responsibilities, obligations or duties imposed on it by ERISA with respect to any Plan, (vii) neither Borrower nor any member of a Controlled Group has incurred any liability for any excise tax arising under Section 4972 or 4980B of the Code the effect of which would have a Material Adverse Effect, and no fact exists to the best of Borrower's knowledge which could give rise to any such liability, (viii) neither Borrower nor any member of the Controlled Group nor any fiduciary of, nor any trustee to, any Plan, has engaged in a "prohibited transaction" described in Section 406 of the ERISA or Section 4975 of the Code nor taken any action which would constitute or result in a Termination Event with respect to any such Plan which is subject to ERISA, (ix) Borrower and each member of the Controlled Group has made all contributions due and payable with respect to each Plan, (x) there exists no event described in Section 4043(b) of ERISA, for which the thirty (30) day notice period contained in 29 CFR ss.2615.3 has not been waived, (xi) neither Borrower nor any member of the Controlled Group has any fiduciary responsibility for investments with respect to any plan existing for the benefit of persons other than employees or former employees of Borrower and any member of the Controlled Group, and (xii) neither Borrower nor any member of the Controlled Group has withdrawn, completely or partially, from any Multiemployer Plan so as to incur liability under the Multiemployer Pension Plan Amendments Act of 1980 the effect of which would have a Material Adverse Effect.

     5.9. Patents, Trademarks, Copyrights and Licenses. All patents, patent applications, trademarks, trademark applications, service marks, service mark applications, copyrights, copyright applications, design rights, tradenames, assumed names, trade secrets and licenses owned or utilized by Borrower are set forth on Schedule 5.9, are valid and to the extent set forth on Schedule 5.9 have been duly registered or filed with all appropriate governmental authorities and constitute all of the intellectual property rights which are necessary for the operation of its business; there is no objection to or pending challenge to the validity of any such material patent, trademark, copyright, design rights, tradename, trade secret or license and Borrower is not aware of any grounds for any challenge, except as set forth in Schedule 5.9 hereto. Each patent, patent application, patent license, trademark, trademark application, trademark license, service mark, service mark application, service mark license, copyright, copyright application and copyright license owned or held by Borrower and all trade secrets used by Borrower consists of original material or property developed by Borrower or was lawfully acquired by Borrower from the proper and lawful owner thereof. Each of such items has been maintained so as to preserve the value thereof from the date of creation or acquisition thereof. With respect to all custom software used by Borrower, Borrower is in possession of all source and object codes related to each piece of such software or is the beneficiary of a source code escrow agreement, each such source code escrow agreement being listed on Schedule 5.9 hereto.

           5.10. Licenses and Permits. Except as set forth in Schedule 5.10, Borrower (a) is in compliance with and (b) has procured and is now in possession of, all material licenses or permits required by any applicable federal, state, or local law or regulation for the operation of its business in each jurisdiction wherein it is now conducting or proposes to conduct business and where the failure to comply with or procure such licenses or permits would have a Material Adverse Effect.

           5.11. Default of Indebtedness. Borrower is not in default in the payment of the principal of or interest on any Indebtedness or under any instrument or agreement under or subject to which any Indebtedness has been issued in excess of $100,000 in the aggregate and no event has occurred under the provisions of any such instrument or agreement which with or without the lapse of time or the giving of notice, or both, constitutes or would constitute an event of default thereunder.

           5.12. No Default. Borrower is not in default in the payment or performance of any of its contractual obligations which default would have a Material Adverse Effect and no Default has occurred and is continuing.

           5.13. No Burdensome Restrictions. Borrower is not party to any contract or agreement the performance of which would have a Material Adverse Effect. Borrower has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien which is not a Permitted Encumbrance.

           5.14. No Labor Disputes. Borrower is not involved in any labor dispute which would have a Material Adverse Effect; to the best of Borrower's knowledge there are no strikes or walkouts or union organization of any of Borrower's employees threatened or in existence and no labor contract is scheduled to expire during the Term other than as set forth on Schedule 5.14 hereto.

           5.15. Margin Regulations. Borrower is not engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U or Regulation G of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of any Advance will be used by Borrower for "purchasing" or "carrying" "margin stock" as defined in Regulations U and G of such Board of Governors.

           5.16. Investment Company Act. Borrower is not an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, nor is it controlled by such a company.

           5.17. Disclosure. No representation or warranty made by Borrower in this Agreement or in any financial statement, report, certificate or any other document furnished by Borrower in connection herewith or therewith contained any untrue statement of a material fact when made or omitted to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to Borrower which Borrower has not disclosed to Agent in writing with respect to the transactions contemplated by this Agreement which would have a Material Adverse Effect.

           5.18. Swaps. Borrower is not a party to, nor will it be a party to, any swap agreement whereby Borrower has agreed or will agree to swap interest rates or currencies unless same provides that damages upon termination following an event of default thereunder are payable on an unlimited "two-way basis" without regard to fault on the part of either party.

           5.19. Conflicting Agreements. No provision of any mortgage, indenture, contract, agreement, judgment, decree or order binding on Borrower or affecting the Collateral conflicts with, or requires any Consent which has not already been obtained to, or would in any way prevent the execution, delivery or performance of, the terms of this Agreement or the Other Documents.

           5.20. Application of Certain Laws and Regulations. Neither Borrower nor any Subsidiary of Borrower is subject to any statute, rule or regulation not applicable to businesses in general which regulates the incurrence of any Indebtedness. No Affiliate of Borrower is subject to any statute, rule or regulation which regulates the incurrence of any Indebtedness the effect of which would have a Material Adverse Effect.

           5.21. Property of Borrower. On the Effective Date, Borrower will own all the property and possess all of the rights and Consents necessary for the conduct of the business of Borrower.

           5.22. Other Ventures. Borrower is not engaged in any joint venture or partnership with any other Person.



VI.  AFFIRMATIVE COVENANTS.

           Borrower shall, until payment in full of the Obligations and termination of this Agreement:

           6.1. Payment of Fees. Pay to Agent on demand all usual and customary fees and expenses which Agent incurs in connection with (a) the forwarding of Advance proceeds and (b) the establishment and maintenance of any Lockbox Account or Depository Account as provided for in Section 4.16. Agent may, without making demand, charge the account of Borrower for all such fees and expenses.

           6.2. Conduct of Business and Maintenance of Existence and Assets. (a) Conduct continuously and operate actively its business according to good business practices and maintain all of its properties useful or necessary in its business in good working order and condition (reasonable wear and tear excepted and except as may be disposed of in accordance with the terms of this Agreement), including, without limitation, all licenses, patents, copyrights, tradenames, trade secrets and trademarks and take all actions necessary to enforce and protect the validity of any intellectual property right or other right included in the Collateral; (b) keep in full force and effect its existence and comply in all material respects with the laws and regulations governing the conduct of its business where the failure to do so would have a Material Adverse Effect; and (c) make all such reports and pay all such franchise and other taxes and license fees and do all such other acts and things as may be lawfully required to maintain its rights, licenses, leases, powers and franchises under the laws of the United States or any political subdivision thereof where the failure to do so would have a Material Adverse Effect.

           6.3. Violations. Promptly notify Agent in writing of any violation of any law, statute, regulation or ordinance of any governmental entity, or of any agency thereof, applicable to Borrower which may have a Material Adverse Effect.

           6.4. Government Receivables. At the request of Agent, (a) take or cause to be taken all steps necessary to protect Agent's interest in the Collateral under the Federal Assignment of Claims Act or other applicable state or local statutes or ordinances to the extent applicable; (b) shall use its best efforts to cause Clients to take all steps necessary to protect Borrower's rights to receive payment under contracts between the United States and such Clients to the extent Borrower has purported to purchase Receivables under such contracts; and (c) after the occurrence and during the continuance of an Event of Default deliver to Agent appropriately endorsed, any instrument or chattel paper connected with any Receivable arising out of contracts between (i)
Borrower and the United States, any state or any department, agency or instrumentality of any of them and (ii) any Client and the United States, any state or any department, agency or instrumentality of any of them to the extent in Borrower's possession.

           6.5. Execution of Supplemental Instruments. Execute and deliver to Agent from time to time, upon demand, such supplemental agreements, statements, assignments and transfers, or instructions or documents relating to the Collateral, and such other instruments as Agent may request, in order that the full intent of this Agreement may be carried into effect including (i) using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Agent of any license or contract held by Borrower or in which Borrower has any rights not heretofore assigned, (ii) filing any financing or continuation statements under the UCC with respect to the liens and security interests granted hereunder or under any Other Document, and (iii) transferring Collateral to Agent's possession or the possession of a Person to whom such transfer will perfect Agent's Lien under applicable law (if such Collateral can be perfected only by possession).

           6.6. Payment of Indebtedness. Pay, discharge or otherwise satisfy at or before maturity (subject, where applicable, to specified grace periods and, in the case of the trade payables, to normal payment practices) all its obligations and liabilities of whatever nature other than obligations and liabilities which in the aggregate do not exceed $100,000 outstanding at any time or , except when the amount or validity thereof is currently being contested in good faith by appropriate proceedings and Borrower shall have provided for such reserves as Agent may reasonably deem proper and necessary, subject at all times to any applicable subordination arrangement in favor of Agent or Lenders.

           6.7. Standards of Financial Statements. Cause all financial statements referred to in Sections 9.6, 9.7, 9.8, 9.9, 9.10 and 9.11, as to those to which GAAP is applicable to be complete and correct in all material respects (subject, in the case of interim financial statements, to normal year-end audit adjustments and except for the omission of footnotes as permitted by the rules of the Securities and Exchange Commission or other applicable governmental authority) and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as concurred in by such reporting accountants or officer, as the case may be, and disclosed therein).

           6.8.  Credit  Standards.  Borrower  shall (a)  maintain  its internal credit approval and classification standards as set forth in Exhibit 6.8 ("Credit Standards"), (b) apply the Credit Standards to each purchase of Receivables and (c) not modify the Credit Standards without the prior written consent of Agent in each instance, such consent not to be withheld unreasonably.

           6.9. Insurance. Borrower shall and shall cause each of its Subsidiaries to maintain insurance in the type, scope and amounts described in
Section 4.11 hereof. Borrower and each of its Subsidiaries shall use its best efforts to cause its insurance carriers to be obligated to notify Agent 30 days in advance if any carrier intends to cancel the insurance policies. Borrower shall, and shall cause each of its Subsidiaries to, pay when due all insurance premiums payable by them. Borrower shall deliver to Agent, upon request, a certificate of insurance that evidences the existence of each policy of insurance, payment of all premiums therefor and compliance with Section 4.11 hereof and this Section 6.9. In addition, Borrower shall notify Agent promptly of any occurrence causing a material loss or decline in value of any real or personal property used by Borrower and the estimated (or actual, if available) amount of such loss or decline. Upon the occurrence of any event causing a material loss or decline in value of any real or personal property of any Client against which Borrower has made documented advances and with respect to which Borrower has received the proceeds thereof, Borrower shall notify Agent by the end of the month in which such proceeds are received. In the event Borrower at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required above or to pay any premium in whole or in part relating thereto, Agent, without waiving or releasing any Obligations or Default or Event of Default hereunder, may at any time or times thereafter (but shall not be obligated to) obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto which Agent deems advisable. All sums so disbursed by Agent, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, on demand, by Borrower to Agent and shall be additional Obligations hereunder secured by the Collateral. Agent reserves the right at any time, upon review of Borrower's risk profile, to require additional forms and limits of insurance to, in Agent's reasonable opinion, adequately protect Lenders' interests.

           6.10. Filing of Financing Statements. Borrower shall file appropriate UCC-1 financing statements against Clients to the extent necessary to perfect Borrower's ownership or security interests under the applicable Factoring Agreement, applicable Collateral Funding Repayment Agreement and/or applicable Inventory Collateral Funding Repayment Agreement, if any, to the extent such interest may be perfected by filing financing statements under the Uniform Commercial Code.

VII.  NEGATIVE COVENANTS.

           Borrower shall not, until satisfaction in full of the Obligations and termination of this Agreement:

           7.1.        Merger, Consolidation, Acquisition and Sale of Assets.

                       (a)      Except as permitted under Section 7.4, 7.7 or
7.12 hereof, enter into any merger, consolidation or other reorganization with or into any other Person or acquire all or a substantial portion of the assets or stock of any Person or permit any other Person to consolidate with or merge with it.

                       (b) Except as permitted under Section 4.3, sell, lease, transfer or otherwise dispose of any of its properties or assets, except in the ordinary course of its business.

Provided, however, that in the case of preceding clauses (a) and (b) (i) Borrower may acquire Receivables in the ordinary course of business; (ii)
Borrower may acquire assets of Clients or guarantors of Clients pursuant to foreclosure or other realization proceedings and Borrower or a Subsidiary of Borrower may own real property which has been bid in for obligations owing to Borrower at a foreclosure sale of assets of a Client or a guarantor of a Client;
(iii) Borrower may sell, transfer, convey, assign or otherwise dispose of Collateral (including Receivables) acquired by Borrower in connection with a default by a Client; (iv) Borrower may sell Risk Participations in Factoring Agreements, Collateral Funding Repayment Agreements and/or Inventory Collateral Funding Repayment Agreements provided that such sales are recorded on the books of Borrower and disclosed to Agent; (v) Borrower may make transfers resulting from any casualty or condemnation of assets or properties, (vi) Borrower may engage in transactions contemplated in this Agreement, (vii) Borrower may sell all or part of the stock owned by it in LOI,
(viii) Borrower may sell warrants and stock and make other investments permitted pursuant to Sections 7.4(a) and (d) hereof, (ix) Borrower may sell, transfer, convey, assign or otherwise dispose of Collateral (including Receivables) in connection with the repayment of a Client's obligations to Borrower and (x) Borrower may sell, transfer, convey, assign or otherwise dispose of Collateral (including Receivables) to a direct wholly-owned Subsidiary of Borrower if (i) in the exercise of Borrower's business judgment, such sale, transfer, conveyance, assignment or other disposition should maximize the value of such Collateral and/or reduce risks to Borrower associated with such Collateral or the collection thereof, (ii) Borrower shall notify Agent upon such occurrence and (iii) such Subsidiary is or shall become a party to the Guaranty and the Security Agreement.

To the extent Borrower sells, transfers, conveys, assigns, or otherwise disposes of properties or assets pursuant to this Section 7.1 (or pursuant to any waiver hereof) (i) the properties or assets so sold, transferred, conveyed, assigned, or otherwise disposed of shall be sold, transferred, conveyed, assigned, or otherwise disposed of free and clear of the Liens created by this Agreement and the Other Documents, but such Liens shall continue in the proceeds of such sale, transfer, conveyance, assignment or other disposition and (ii) to the extent that such sale, transfer, conveyance, assignment or disposition is in connection with Sections 7.1(iii) or 7.1(ix) above, Borrower shall promptly remit such proceeds to Agent for application to the outstanding Obligations.

           7.2. Creation of Liens. Create or suffer to exist any Lien upon or against any of its property or assets now owned or hereafter acquired, except Permitted Encumbrances.

           7.3. Guaranties. Become liable upon the obligations of any person, firm or corporation by assumption, endorsement or guaranty thereof or otherwise (other than to Agent or Lenders) except (a) as disclosed on Schedule 7.3, (b) the Guaranty, Letters of Guaranty and Guaranteed Indebtedness thereunder provided that such Letters of Guaranty and Guaranteed Indebtedness shall only be provided on a fully secured basis (as determined by Borrower in the reasonable exercise of its business judgment at the time any such Letters of Guaranty and Guaranteed Indebtedness are provided) or Borrower shall otherwise have available to it at the time payment is made upon such Letters Guaranty or Guaranteed Indebtedness sufficient Collateral to secure such performance and (c) the endorsement of checks in the ordinary course of business and (d) to the extent permitted by law the indemnification of officers and directors of AFC Holding Corporation who are not also officers or directors of the Borrower (if any) from and against costs and losses incurred in connection with the service and performance by such officers and directors (if any) of their duties to AFC Holding Corporation.

           7.4. Investments. Except as permitted by and subject to the terms of Sections 7.1, 7.3, 7.5, 7.10, or 7.12 hereof, make any investment in, or make or accrue loans or advances of money to any Person, through the direct or indirect holding of securities or otherwise; provided, however, that (a) Borrower may purchase and own Cash Equivalents, (b) Borrower may maintain its existing investments set forth on Schedule 7.4, (c) Borrower may in the ordinary course of business make loans and advances of money or credit to or for the benefit of Clients in accordance with Section 7.5(d) hereof, and (d) Borrower may maintain those investments set forth in Schedule 7.4 and may make additional investments in Clients through the acquisition of stock options or warrants (and the exercise thereof); provided further, however, that all investments set forth in clauses (a), (b), (c) and (d) above shall be pledged to the Agent for the benefit of the Lenders.

           7.5.  Loans.  Except as otherwise  permitted under Sections 7.3, 7.4,
7.7 or 7.10 hereof, make advances, loans or extensions of credit to any Person, including without limitation, any Parent, Subsidiary or Affiliate except with respect to (a) the extension of credit in connection with the sale of Collateral to the extent permitted hereunder, (b) loans to its employees in the ordinary course of business not to exceed the aggregate amount of $50,000 at any time outstanding, (c) loans to LOI and SSI for working capital purposes, such outstanding loans not to exceed in the aggregate $4,000,000 outstanding at any time; provided, however, that if (i) all such intercompany loans to LOI and/or SSI, as the case may be, are paid in full and (ii) Borrower agrees in writing not to make any further loans to SSI and/or LOI, as the case may be, Agent and Lenders will release LOI and SSI from their obligations under the Guaranty and the Security Agreement, (d) advances, loans or extensions of credit to or for the benefit of Clients in accordance with the applicable Factoring Agreements, Collateral Funding Repayment Agreement and/or applicable Inventory Collateral Funding Repayment Agreement which at the time made are either (i) fully secured (as determined by Borrower in the reasonable exercise of its business judgment at the time any such advances, loans or extensions of credit are provided) or
(ii)  after a  Client  has  defaulted  under  its  Factoring  Agreement  or,  if applicable, its Collateral Funding Repayment Agreement or its Inventory Collateral Funding Repayment Agreement and in connection with a work-out, for the purpose of maximizing the amount to be realized upon the collateral securing such advances, loans or extensions of credit, provided that Agent (1) has been notified that it is a work-out and (2) has been given the reasonable details of Borrower's work-out plan, (e) advances to Receivable Financing Corporation to pay legal fees and any final judgment in an amount not in excess of $425,000; and (f) advances to Subsidiaries who have acquired property in foreclosure or from Borrower, such advances to all Subsidiaries not to exceed in the aggregate $350,000 in any Fiscal Year.

           7.6. Capital Expenditures. Make Capital Expenditures in excess of $150,000 in any fiscal year; provided, that, Borrower may make Capital Expenditures up to an additional $500,000 for the purchase of computer equipment.

           7.7.  Restricted  Payments.   Except  as  otherwise  permitted  under
Sections 7.5 or 7.10, make any Restricted Payments; provided, that (a) so long as no Default has occurred and is continuing, or would exist after giving effect to any such payment, subsequent to the receipt by Agent of Borrower's annual audited financial statements pursuant to Section 9.6 hereof for any Fiscal Year, Borrower may declare and pay cash dividends in an amount not to exceed 50% of Borrower's consolidated net income determined in accordance with GAAP for the preceding Fiscal Year, (b) Borrower may declare and pay dividends in common stock of Borrower, (c) Subsidiaries of Borrower may declare and pay cash or other dividends to Borrower, (d) so long as no Event of Default has occurred and is continuing or would exist after giving effect to any such payment, Borrower may make Restricted Payments to the Stockholders in the form of all or a portion of the Stock of LOI and/or SSI, and to the extent the Stock of LOI and/or SSI is distributed in accordance with the foregoing, Agent shall release its Lien on the Stock of LOI and SSI held by Agent pursuant to the applicable Stock Pledge Agreement, (e) Borrower may from time to time acquire, purchase, redeem or otherwise retire common Stock of Borrower in exchange for Convertible, Senior Subordinated Notes, (f) Borrower may make regularly scheduled payments of principal and interest in respect of the Convertible, Senior Subordinated Notes in accordance with (and subject to) the terms thereof and of the Indenture, and
(g) Borrower may from time to time issue common Stock of Borrower upon the proper exercise of the conversion rights contained in the Convertible, Senior Subordinated Notes and in the Indenture (whether or not Borrower is deemed to have received reasonably equivalent value in connection with any such conversion).

           7.8. Indebtedness. Create, incur, assume or suffer to exist any Indebtedness (exclusive of trade debt) of Borrower except in respect of (i) Indebtedness to Agent and Lenders (including all Obligations); (ii) Indebtedness incurred for capital expenditures permitted under Section 7.6 hereof; (iii) the Guaranty and to the extent permitted in Section 7.3, the Letters of Guaranty, and the Guaranteed Indebtedness thereunder; (iv) credit balances of factoring clients and accrued expenses determined, in each case, in a manner consistent with the determination of the line item entitled "credit balances of factoring clients" and "accounts payable and accrued expenses", respectively, appearing in Borrower's audited balance sheet dated December 31, 1996; (v) Indebtedness arising from any judgment, compromise, settlement or consent relating to any litigation, investigation or other proceeding whether or not actually commenced;
(vi) Indebtedness
under Risk Participations permitted pursuant to Section 7.1; (vii) unsecured Indebtedness incurred in the ordinary course of business (except with respect to the Convertible, Senior Subordinated Notes), not to exceed $5,000,000 outstanding at any one time in the aggregate, bearing interest at a rate not greater than the Base Rate plus five percent (5%), provided that the instruments evidencing such Indebtedness shall state that no repayment shall be made on such Indebtedness so long as any Event of Default shall exist and is continuing or would occur as a result of or after giving effect to any such payment; (viii) Indebtedness to AFC Holding Corporation so long as immediately prior to each loan giving rise to such Indebtedness, Borrower pays a like amount to AFC Holding Corporation in a transaction permitted under Section 7.10; (ix) Indebtedness secured by Liens permitted under Section 7.2; (x) accrued income and other taxes not yet payable; and (xi) unsecured notes payable incurred by Subsidiaries of Borrower to related parties and appearing on Borrower's consolidated balance sheet from time to time not in excess of $1,250,000 in the aggregate outstanding at any time.

           7.9. Nature of Business. Substantially change the nature of the business in which it is presently engaged as disclosed in Borrower's Annual Report on Form 10-KSB for Fiscal Year ended December 31, 1993, nor except as specifically permitted hereby purchase or invest, directly or indirectly, in any assets or property other than in the ordinary course of business for assets or property which are useful in, necessary for and are to be used in its business as presently conducted. With respect to Borrower's Subsidiaries formed after the Original Closing Date in accordance with Section 7.12, Borrower shall not permit any such Subsidiary to engage in any business other than the marketing and development of the business of Borrower outside the Commonwealth of Virginia or the marketing and development of the business or programs offered by banks and other financial institutions.

           7.10.       Transactions with Affiliates.

                       (a)  Enter into or be a party to any transaction with
any Affiliate of Borrower, except as otherwise permitted in this Agreement, or in the ordinary course of and pursuant to the reasonable requirements of Borrower's business and upon fair and reasonable terms that are fully disclosed to Agent and are no less favorable to Borrower than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate of Borrower except that (i) Borrower may pay a licensing fee to AFC Holding Corporation in an amount equal to one percent (1%) of Borrower's gross purchases of Receivables, so long as immediately following such payment AFC Holding Corporation loans a like amount to Borrower in a transaction permitted under
Section 7.8, (ii) Borrower may pay customary fees to directors, (iii) Borrower may make payments under and in accordance with the Brasch Employment Agreement, the C. Fishman Employment Agreement, the Demas Employment Agreement, the Hotsenpiller Employment Agreement, the Madden Employment Agreement, the Matthy Employment Agreement and the Winkler Employment Agreement, (iv) Borrower may make payments to any Subsidiary formed in accordance with Section 7.12 to fund the salary, overhead and other necessary business expenses of such subsidiaries and (v) Borrower may
(x) issue, from time to time the Convertible, Senior Subordinated Notes and make regularly scheduled payments of principal and interest in respect of the Convertible, Senior Subordinated Notes in accordance with (and subject to) the terms thereof and of the Indenture and (y) issue from time to time common Stock of Borrower upon the proper exercise of the conversion rights contained therein.

                 (b) Enter into any agreement or transaction to pay  management, consulting, advisory or similar fees (i) to any Person, based on or related to Borrower's or any of its Subsidiaries' operating performance or income or any percentage thereof except (x) to Mr. Leon Fishman as and to the extent approved by the Borrower's board of directors or the compensation committee thereof, (y) that Borrower may pay commissions to financial intermediaries who are not Affiliates of the Borrower, in the ordinary course of business, for business referred to the Borrower and (z) Borrower may make payments under and in accordance with the Performance-Based Incentive Compensation Plan), or (ii) to an Affiliate or Subsidiary except that Borrower may pay management or collateral administration fees to Subsidiaries in amounts sufficient to fund such Subsidiary's salary, overhead and necessary business expenses.

           7.11. Leases. Enter as lessee into any lease arrangement for real or personal property (unless capitalized and permitted under Section 7.6 hereof) if after giving effect thereto, aggregate annual rental payments for all leased property would exceed $350,000 in any one fiscal year.

           7.12.       Subsidiaries.

                       Except as permitted by Section 7.1 or 7.4 Borrower shall not directly or indirectly, by operation of law or otherwise, merge with, consolidate with, acquire all or substantially all of the assets or capital stock of, or otherwise combine with, any Person or form any Subsidiary after the date hereof, except that (i) Borrower may form new Subsidiaries in jurisdictions outside of the Commonwealth of Virginia, which new Subsidiaries shall be formed solely for the purpose of marketing Borrower's products and services outside of the Commonwealth of Virginia or the products and services of banks and other financial institutions and shall not own any assets or, contract for any liabilities inconsistent with such purpose; provided, however, that upon the formation of any such Subsidiary, Borrower will supplement Schedule 5.2(b) to add such Subsidiary thereto and Borrower shall cause such Subsidiary to become a party to the Guaranty and to grant to the Agent for the benefit of the Lenders a security interest in all assets of such Subsidiary, all in form and substance satisfactory to the Agent; (ii) with the prior written consent of Agent (such consent not to be unreasonably withheld), wholly-owned Subsidiaries of Borrower may merge with and into each other or with and into Borrower; (iii) Borrower and its Subsidiaries may acquire Receivables in the ordinary course of business; and (iv) Borrower or a Subsidiary of Borrower may acquire assets of Clients or guarantors of Clients pursuant to foreclosure or other realization proceedings and Borrower or a Subsidiary of Borrower may own real property which has been bid in for obligations owing to a Borrower at a foreclosure sale of assets of a Client or a guarantor of a Client.

           7.13. Fiscal Year and Accounting Changes. Change its fiscal year end from December 31 or make any change (i) in accounting treatment and reporting practices except as required by GAAP or
(ii) in tax reporting treatment except as required by law.

           7.14.       Intentionally Omitted.

           7.15. Amendment of Articles of Incorporation, By-Laws. Amend, modify or waive any term or material provision of its Articles of Incorporation or By-Laws unless required by law or unless such amendment, modification or waiver would not adversely affect the repayment of Obligations and notice of such change has been given to Agent.

           7.16. Compliance with ERISA. (i) (x) Maintain, or permit any member of the Controlled Group to maintain, or (y) become obligated to contribute, or permit any member of the Controlled Group to become obligated to contribute, to any Plan, other than those Plans disclosed on Schedule 5.8(d) except as otherwise disclosed to Agent in writing, (ii) engage, or permit any member of the Controlled Group to engage, in any non-exempt "prohibited transaction", as that term is defined in section 406 of ERISA and Section 4975 of the Code, (iii) incur, or permit any member of the Controlled Group to incur, any "accumulated funding deficiency", as that term is defined in Section 302 of ERISA or Section 412 of the Code, the effect of which would have a Material Adverse Effect (iv) terminate, or permit any member of the Controlled Group to terminate, any Plan where such event could result in any liability of Borrower or any member of the Controlled Group or the imposition of a lien on the property of Borrower or any member of the Controlled Group pursuant to Section 4068 of ERISA, the effect of which would have a Material Adverse Effect (v) assume, or permit any member of the Controlled Group to assume, any obligation to contribute to any Multiemployer Plan not disclosed on Schedule 5.8(d) except as otherwise disclosed to Agent unless otherwise disclosed to Agent in writing, (vi) incur, or permit any member of the Controlled Group to incur, any withdrawal liability to any Multiemployer Plan the effect of which would have a Material Adverse
Effect; (vii) fail promptly to notify Lender of the occurrence of any Termination Event, (viii) fail to comply in all material respects, or permit a member of the Controlled Group to fail to comply in all material respects, with the requirements of ERISA or the Code or other applicable laws in respect of any Plan, (ix) fail to meet, or permit any member of the Controlled Group to fail to meet, all minimum funding requirements under ERISA or the Code or postpone or delay or allow any member of the Controlled Group to postpone or delay any funding requirement with respect to any Plan, the effect of which would in any case have a Material Adverse Effect.

           7.17. Prepayment of Indebtedness. At any time, directly or indirectly, prepay any Indebtedness (other than to Agent or Lenders), or repurchase, redeem, retire or otherwise acquire any Indebtedness of Borrower other than when due in accordance with the terms of the agreements governing such Indebtedness or repurchase, redeem, retire or otherwise acquire, in whole or in part, the Convertible, Senior Subordinated Notes prior to their final stated maturity in the year 2000, provided that nothing contained in this
Section 7.17 shall (or shall be deemed to) restrict or impair Borrower's ability to issue from time to time common Stock of Borrower upon the proper exercise of the conversion rights contained in the Convertible, Senior Subordinated Notes and in the Indenture.

           7.18. Pledge of Credit. Pledge Agent's or any Lender's credit on any purchases or for any purpose whatsoever (other than Letters of Credit issued in accordance with this Agreement) or use any portion of any Advance in or for any business other than Borrower's business as conducted on the date of this Agreement except as otherwise permitted under Sections 7.9 or 7.12.

           7.19. Financial Covenants. Breach, on a consolidated basis, any of the following financial covenants, each of which shall be calculated in accordance with GAAP as in effect on the Effective
Date:

                       (a) (i) On the last day of each Fiscal Quarter commencing with the Fiscal Quarter ending June 30, 1997, the ratio of (a) EBIT to (b) interest expense (other than interest expense in respect of the Convertible, Senior Subordinated Notes for the four Fiscal Quarters then ended (taken as one accounting period) shall not be less than 3:1 and (ii) on the last day of each Fiscal Quarter commencing with the Fiscal Quarter ended June 30, 1997, the ratio of (A) EBIT to (B) total interest expense for the four Fiscal Quarters then ended (taken as one accounting period) shall not be less than 2:1.

                       (b) On the last day of each Fiscal Quarter, the ratio of (i) Total Liabilities to (ii) Tangible Net Worth plus the aggregate principal amount of Convertible, Senior Subordinated Notes then outstanding shall not exceed 2:1.

                       (c) (1) The sum of (i) Tangible Net Worth plus (ii) the aggregate principal amount of Convertible, Senior Subordinated Notes outstanding shall equal or exceed $27,250,000 on December 31, 1996, and (2) on the last day of any Fiscal Quarter thereafter, the sum of (i) Tangible Net Worth and (ii) the aggregate principal amount of Convertible, Senior Subordinated Notes then outstanding, shall equal or exceed the sum of (x) $27,250,000 and (y) $10,000 times the number of Fiscal Quarters elapsed from December 31, 1996 to the end of such Fiscal Quarter.

                       (d) (i) Net cash advanced to any Client by Borrower (net of Risk Participations sold with respect to such Client) shall not at any time exceed 25% of the sum of (x) Borrower's Tangible Net Worth (on a consolidated basis) and (y) the aggregate principal amount of Convertible, Senior Subordinated Notes outstanding at such time; and (ii) net cash advanced by Borrower (net of Risk Participations) with respect to Receivables owed by a single Account Debtor shall not at any time exceed 25% of the sum of (x) Borrower's Tangible Net Worth (on a consolidated basis) and (y) the aggregate principal amount of Convertible, Senior Subordinated Notes outstanding at such time.

                       For purposes of this Section 7.19(d), (x) each agency, branch or division of the Federal government shall be treated as a separate Account Debtor and (y) each insurance company under state workman's compensation arrangements shall be treated as a separate Account Debtor.

           7.20. Assets of Certain Subsidiaries. Permit Receivable Financing Corporation or Premium Sales Northeast, Inc. to acquire any additional assets.


VIII.  CONDITIONS PRECEDENT.

           8.1. Conditions to Initial Advances. The agreement of Lenders to make the initial Advances requested to be made on the Effective Date is subject to the satisfaction, or waiver by Lenders, immediately prior to or concurrently with the making of such Advances, of the following conditions precedent:

                       (a) Revolving Credit Note. Agent shall have received the Revolving Credit Note duly executed and delivered by an authorized officer of Borrower;

                       (b) Filings, Registrations and Recordings. Each document (including, without limitation, any Uniform Commercial Code financing statement) required by this Agreement, any Other Document or under law or reasonably requested by Agent to be filed, registered or recorded in order to create, in favor of Agent, a perfected security interest in or lien upon the Collateral shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and to the extent practicable Agent shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto;

                       (c) Corporate Proceedings of Borrower. Agent shall have received a copy of the resolutions in form and substance reasonably satisfactory to Agent, of the Board of Directors of Borrower and its
Subsidiaries, as applicable, authorizing (i) the execution, delivery and performance of this Agreement, the Revolving Credit Note, Collateral Assignment of Security, Guaranty, Security Agreement, Stock Pledge Agreements, and any related agreements (collectively the "Documents") and (ii) the granting by Borrower and each Guarantor of the security interests in and liens upon the Collateral in each case certified by the Secretary or an Assistant Secretary of Borrower and each Guarantor as of the Effective Date; and, such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

                       (d) Incumbency Certificates of Borrower. Agent shall have received a certificate of the Secretary or an Assistant Secretary of Borrower, dated the Effective Date, as to the incumbency and signature of the officers of Borrower executing this Agreement, any certificate or other documents to be delivered by it pursuant hereto, together with evidence of the incumbency of such Secretary or Assistant Secretary;

                       (e) Certificates. Agent shall have received a copy of the Articles or Certificate of Incorporation of Borrower, and all amendments thereto, certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation together with copies of the By-Laws of Borrower and all agreements of Borrower's Stockholder's certified as accurate and complete by the Secretary of Borrower;

                       (f) Good Standing Certificates. Agent shall have received good standing certificates for Borrower dated not more than fifteen
(15) days prior to the Effective Date, issued by the Secretary of State or other appropriate official of Borrower's jurisdiction of incorporation and each jurisdiction where the conduct of Borrower's business activities or the ownership of its properties necessitates qualification;

                       (g) Legal Opinion. Agent shall have received the executed legal opinion of Craig Fishman in form and substance satisfactory to Lenders which shall cover such matters incident to the transactions contemplated by this Agreement, the Revolving Credit Note, and related agreements as Agent may reasonably require;

                       (h) No Litigation. (i) No litigation, investigation or proceeding before or by any arbitrator or Governmental Authority shall be continuing or, to the best of Borrower's knowledge, threatened against Borrower or against the officers or directors of Borrower (A) in connection with the Documents or any of the transactions contemplated thereby and which, in the reasonable opinion of Agent, is deemed material or (B) which if adversely determined, would, in the reasonable opinion of Agent, have a

Material Adverse Effect other than litigation previously disclosed to Agent in Borrower's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996, Borrower's Annual Report on Form 10-KSB for Fiscal Year ended December 31, 1996 and Borrower's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997; and (ii) no injunction, writ, restraining order or other order of any nature materially adverse to Borrower or the conduct of its business or inconsistent with the due consummation of the transactions contemplated hereby shall have been issued by any governmental authority;

                       (i) Financial Condition Certificate. Agent shall have received an executed Financial Condition Certificate in the form of Exhibit 8.1(i).

                       (j) Collateral Examination. Agent shall have completed Collateral examinations and received appraisals, the results of which shall be satisfactory in form and substance to Lenders, of the Receivables, Inventory, General Intangibles, and Equipment of Borrower and all books and records in connection therewith;

                       (k) Fees. Agent shall have received all fees due and payable to Agent and Lenders on or prior to the Effective Date pursuant to this Agreement and under any related agreement;

                       (l) Insurance. Agent shall have received in form and substance satisfactory to Agent, certified copies of Borrower's casualty insurance policies, together with, to the extent contemplated in this Agreement, loss payable endorsements on Agent's standard form of loss payee endorsement naming Agent as loss payee, and certified copies of Borrower's liability insurance policies, together with, to the extent contemplated in this Agreement, endorsements naming Agent as a co-insured;

                       (m) Leasehold Agreements. Agent shall have received a landlord agreement satisfactory to Agent with respect to Borrower's chief executive office;

                       (n) Reaffirmation of Guaranty, Stock Pledge Agreements, etc.. Agent shall have received an executed (i) reaffirmation of the Guaranty and Security Agreement, (ii) reaffirmation of the Collateral Assignment of Security and (iii) reaffirmation of the Stock Pledge Agreements, each in form and substance satisfactory to Lenders;

                       (o) Payment Instructions; Borrowing Base Certificate. Agent shall have received written instructions from Borrower directing the application of proceeds of the initial Advances made pursuant to this Agreement and an initial Borrowing Base Certificate from Borrower reflecting that Borrower has Eligible Receivables in amounts sufficient in value and amount to support Advances in the amount by or on behalf of Borrower on the date of such certificate;

                       (p) Lockbox Accounts. Agent shall have received duly executed blocked account agreements with respect to the Lockbox Accounts in form and substance and with financial institutions acceptable to Agent;

                       (q) Consents. Agent shall have received any and all Consents necessary to permit the effectuation of the transactions contemplated by this Agreement and the Other Documents; and, Agent shall have received such Consents and waivers of such third parties as might assert claims with respect to the Collateral, as Agent and its counsel shall deem necessary;

                       (r) No Adverse Material Change. Since December 31, 1996, there shall not have occurred any event, condition or state of facts which would have a Material Adverse Effect;

                       (s) Undrawn Availability. After giving effect to the initial Advance hereunder, Borrower shall have aggregate Undrawn Availability of at least $2,500,000.

                       (t) Contract Review. Lenders shall have reviewed all material contracts of Borrower and such contracts shall be satisfactory in all respects to Lenders;

                       (u) Closing Certificate. Agent shall have received a closing certificate signed by the President and Chief Financial Officer of Borrower dated as of the date hereof, stating that (i) all representations and warranties set forth in this Agreement and the Other Documents are true and correct on and as of such date, (ii) Borrower is on such date in compliance with all the terms and provisions set forth in this Agreement and the other Documents and (iii) on such date no Default or Event of Default has occurred and is continuing;

                       (v) Representations and Warranties. Each of the representations and warranties made by Borrower and each Subsidiary in or pursuant to this Agreement and any of the Other Documents and each of the representations and warranties contained in any certificate, document or financial or other statement furnished by Borrower any time under or in connection with this Agreement or any Other Documents shall be true and correct on and as of the Effective Date as if made on and as of such date except as otherwise disclosed to Agent in writing on or before the Effective Date; and

                       (w) Other. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to Agent, Lenders and their counsel.

           8.2. Conditions to Each Advance. The agreement of Lenders to make any Advance requested to be made on any date (including, without limitation, its initial Advance), is subject to the satisfaction of the following conditions precedent as of the date such Advance is made:

                       (a) Representations and Warranties. Each of the representations and warranties made by Borrower in or pursuant to this Agreement and any Other Document to which it is a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished by Borrower to Agent at any time under or in connection with this Agreement or any Other Document shall be true and correct in all material respects on and as of such date as if made on and as of such date;

                       (b) No Default. No Event of Default shall have occurred and be continuing on such date, or would exist after giving effect to the Advances requested to be made, on such date; provided, however that Lenders in their sole discretion, may continue to make Advances notwithstanding the existence of an Event of Default; and

                       (c) Maximum Advances. In the case of any Advances requested to be made, after giving effect thereto, the aggregate Advances shall not exceed the maximum Advances permitted under Section 2.4, Section 2.5 or
Section 2.5A hereof, as applicable.

Each  request  for  an  Advance  by  Borrower   hereunder  shall   constitute  a
representation and warranty by Borrower as of the date of such Advance that the conditions contained in this subsection shall have been satisfied.


IX.  INFORMATION AS TO BORROWER.

           Borrower shall, until satisfaction in full of the Obligations and the termination of this Agreement:

           9.1. Disclosure of Material Matters. Promptly upon learning thereof, report to Agent all matters materially and adversely affecting the value, enforceability or collectibility of the Collateral taken as a whole. With respect to any Client whose Receivables are at the time of determination included in the Borrowing Base, Borrower shall notify Agent within three Business Days following any unreimbursed adjustment to such Receivables in excess of $100,000.

           9.2. Schedules; Borrowing Base Certificate. Deliver to Agent on or before the fifteenth (15th) day of each month as and for the prior month (a) a Borrowing Base Certificate; provided, however, Borrower may submit a Borrowing Base Certificate more frequently, (b) accounts receivable ageings in substantially the form delivered to Agent prior to the Effective Date, (c) Schedule of Receivables ("Schedule of Receivables") substantially in the form and detail of an IBJS Lending Base Worksheet with such changes as Agent may, from time to time, request, (d) a schedule of loans made by Borrower to its Clients which are secured by Client Funded Equipment stating the name of the Client to which such loans are made and the dollar amount thereof and (e) a schedule of loans made by Borrower to its Clients which are secured by Eligible Client Funded Inventory stating the name of the Client to which such loans are made and the dollar amount thereof. In addition, Borrower will deliver to Agent at such intervals as Agent may require following the occurrence and during the continuation of an Event of Default: (i) confirmatory assignment schedules, (ii) copies of Client's invoices, (iii) evidence of shipment or delivery of goods, and (iv) such further schedules, documents and/or information regarding the Collateral as Agent may require including, without limitation, trial balances and test verifications. Agent shall have the right to confirm and verify all Receivables in writing, or upon the occurrence and during the continuation of an Event of Default, by any manner and through any medium it considers advisable and do whatever it may deem reasonably necessary to protect its interests hereunder. The items to be provided under the second sentence of this Section are, when required to be delivered under such sentence, to be in form satisfactory to Agent and executed when appropriate by Borrower and delivered to Agent from time to time solely for Agent's convenience in maintaining records of the Collateral, and Borrower's failure to deliver any of such items to Agent shall not affect, terminate, modify or otherwise limit Agent's Lien with respect to the Collateral.

           9.3. Litigation. Promptly notify Agent in writing of any litigation affecting Borrower, whether or not the claim is covered by insurance, and of any suit or administrative proceeding, which in any case may have a Material Adverse Effect.

           9.4. Occurrence of Defaults, etc. Promptly notify Agent in writing upon the occurrence of (a) any Event of Default; (b) any event, development or circumstance whereby any financial statements or other reports furnished to Agent fail in any material respect to present fairly, in accordance with GAAP consistently applied, the financial condition or operating results of Borrower as of the date of such statements; (c) any accumulated retirement plan funding deficiency which, if such deficiency continued for two plan years and was not corrected as provided in Section 4971 of the Internal Revenue Code, could subject Borrower to a tax imposed by Section 4971 of the Internal Revenue Code the effect of which would have a Material Adverse Effect; (d) each and every default by Borrower which might result in the acceleration of the maturity of any Indebtedness for borrowed money in an aggregate amount in excess of $100,000, including the names and addresses of the holders of such Indebtedness with respect to which there is a default existing or with respect to which the maturity has been or could be accelerated, and the amount of such Indebtedness; and (e) any other development in the business or affairs of Borrower which might reasonably be likely to have a Material Adverse Effect; in each case describing the nature thereof and the action Borrower proposes to take with respect thereto.

           9.5.        Intentionally Omitted.

           9.6. Annual  Financial  Statements.  Furnish Agent within one hundred
(100) days after the end of each Fiscal Year annual audited financial statements of Borrower and its Subsidiaries on a consolidated basis and annual unaudited financial statements of Borrower and its Subsidiaries on a consolidating basis excluding the statement of cash flows, including, but not limited to, statements of income and stockholders' equity from the beginning of the prior fiscal year to the end of such fiscal year and the balance sheet as at the end of such fiscal year, all prepared in accordance with GAAP (only with respect to the consolidated financial statements) applied on a basis consistent with prior practices, and in reasonable detail and reported upon without qualification by Deloitte & Touche or another independent certified public accounting firm selected by Borrower and satisfactory to Agent (the "Accountants"); provided, however, that delivery of substantially the same financial statement information that is required by an Annual Report on Form 10-KSB or any successor form for such Fiscal Year under the Exchange Act, together with the consolidating financial statements referred to herein, shall be deemed to satisfy the requirements of this Section 9.6. The report of such accounting firm shall be accompanied by a statement of such accounting firm certifying that in making the examination upon which such report was based either no information came to their attention which to their knowledge constituted an Event of Default under this Agreement or, if such information came to their attention, specifying any such default, and such report shall contain or have appended thereto calculations which set forth Borrower's compliance with the financial covenants contained in Sections 7.6, 7.11 and 7.19. In addition, the reports shall be accompanied by a certificate of Borrower's President, Chief Financial Officer or Chief Operating Officer which shall state that, based on an examination sufficient to permit him to make an informed statement, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by Borrower with respect to such event and, such certificate shall have appended thereto calculations which set forth Borrower's compliance with the financial covenants contained in Sections 7.6, 7.11 and 7.19.

           9.7. Quarterly Financial Statements. Furnish Agent within 55 days after the end of the first three Fiscal Quarters of each year, an unaudited balance sheet of Borrower and its Subsidiaries on a consolidated and consolidating basis and unaudited statements of income and stockholders' equity and cash flow of Borrower and its Subsidiaries on a consolidated basis reflecting results of operations from the beginning of the fiscal year to the end of such quarter and for such quarter, prepared on a basis consistent with prior practices and complete and correct in all material respects, subject to normal year end adjustments, provided, however, that delivery of substantially the same financial statement information that is required by a Quarterly Report on Form 10-Q or any successor form for such Fiscal Quarter under the Exchange Act, together with the consolidating financial statements referred to herein, shall be deemed to satisfy the requirements of this Section 9.7. The reports shall be accompanied by a certificate of Borrower's President, Chief Financial Officer or Chief Operating Officer which shall state that, based on an examination sufficient to permit him to make an informed statement, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by Borrower with respect to such event and, such certificate shall have appended thereto calculations which set forth Borrower's compliance with the financial covenants contained in Sections 7.6, 7.11 and 7.19

           9.8.        Intentionally Omitted.

           9.9. Other Reports. Furnish Agent as soon as available, but in any event within ten (10) days after the issuance thereof, with copies of such financial statements, reports and returns as Borrower shall send to its Stockholders.

           9.10. Additional Information. Furnish Agent with additional information as Agent shall reasonably request in order to enable Agent to determine whether the terms, covenants, provisions and conditions of this Agreement and the Revolving Credit Note have been complied with by Borrower including, without limitation, copies of all environmental audits and reviews in Borrower's possession or subject to Borrower's control. Borrower shall (a) at least ten (10) days prior thereto, notify Agent of Borrower's opening of any new office or place of business or Borrower's closing of any existing office or place of business, and (b) promptly upon Borrower's learning thereof, notify Agent of any material labor dispute to which Borrower is a party, any strikes or walkouts relating to any of its plants or other facilities, and the expiration of any labor contract to which Borrower is a party or by which Borrower is bound.

           9.11. Projected Operating Budget. Within 100 days after the end of each Fiscal Year, furnish Agent an operating plan, approved by Borrower's board of directors, which includes the quarterly budget for the following year and which integrates operating profit projections, such projections to be accompanied by a certificate signed by Borrower's President, Chief Financial Officer or Chief Operating Officer to the effect that such projections have been prepared on the basis of sound financial planning practice consistent with past budgets and financial statements and that such officer has no reason to question the reasonableness of any material assumptions on which such projections were prepared; provided that such certificate may contain the following qualification:

                       Projections as to future events are not to be viewed as facts and actual results during the period(s) covered by these projections may differ from the projected results and such differences may be material.

           9.12.       Intentionally Omitted.

           9.13. Notice of Suits, Adverse Events. Furnish Agent with (x) prompt notice of (i) any lapse or other termination of any Consent issued to Borrower by any Governmental Authority or any other Person that is material to the operation of Borrower's business, and (ii) any refusal by any Governmental Authority or any other Person to renew or extend any such Consent, (y) copies of any periodic or special reports filed by Borrower with any Governmental Authority or Person, if such reports indicate any material adverse change in the business, operations, affairs or condition of Borrower and (z) copies of any notices and other communications from any Governmental Authority or Person which specifically relate to Borrower which are reasonably likely to have a Material Adverse Effect.

           9.14. ERISA Notices and Requests. Furnish Agent with prompt written notice in the event that (i) Borrower or any member of the Controlled Group knows or has reason to know that a Termination Event has occurred, together with a written statement describing such Termination Event and the action, if any, which Borrower or member of the Controlled Group has taken, is taking, or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, Department of Labor or PBGC with respect thereto, (ii) Borrower or any member of the Controlled Group knows or has reason to know that a prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Internal Revenue Code) has occurred together with a written statement describing such transaction and the action which Borrower or any member of the Controlled Group has taken, is taking or proposes to take with respect thereto, (iii) a funding waiver request has been filed with respect to any Plan together with all communications received by either Borrower or any member of the Controlled Group with respect to such request, (iv) any increase in the benefits of any existing Plan or the establishment of any new Plan or the commencement of contributions to any Plan to which either Borrower or any member of the Controlled Group was not previously contributing shall occur the effect of which would have a Material Adverse Effect, (v) Borrower or any member of the Controlled Group shall receive from the PBGC a notice of intention to terminate a Plan or to have a trustee appointed to administer a Plan, together with copies of each such notice, (vi) Borrower or any member of the Controlled Group shall receive any unfavorable determination letter from the Internal Revenue Service regarding the qualification of a Plan under Section 401(a) of the Code, together with copies of each such letter; (vii) Borrower or any member of the Controlled Group shall receive a notice regarding the imposition of withdrawal liability, together with copies of each such notice; (viii) Borrower or any member of the Controlled Group shall fail to make a required installment or any other required payment under Section 412 of the Code on or before the due date for such installment or payment; (ix) Borrower or any member of the Controlled Group knows that (a) a Multiemployer Plan has been terminated and such termination would have a Material Adverse Effect, (b) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan, or (c) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan.

           9.15. Additional Documents. To the extent not inconsistent with any other provision of this Agreement, execute and deliver to Agent, upon request, such documents and agreements as Agent may, from time to time, reasonably request to carry out the purposes, terms or conditions of this Agreement.


X.  EVENTS OF DEFAULT.

           The occurrence of any one or more of the following events shall constitute an "Event of Default":

                       10.1. failure by Borrower to pay any principal or interest on the Obligations when due, whether at maturity or by reason of acceleration pursuant to the terms of this Agreement, or by required prepayment pursuant to the terms of this Agreement or failure to pay any other liabilities or make any other payment, fee or charge to Lenders or Agent provided for in this Agreement;

                       10.2. any representation or warranty made or deemed made by Borrower in this Agreement or any Other Document or in any certificate, document or financial or other statement furnished by Borrower or any Subsidiary at any time in connection herewith or therewith shall prove to have been misleading in any material respect on the date when made or deemed to have been made or furnished;

                       10.3. failure by Borrower to (i) furnish when due the financial information required under Article IX, or (ii) permit the inspection of its books or records under and in accordance with the terms of this Agreement;

                       10.4. issuance of a notice of Lien, levy, assessment, injunction or attachment against property of Borrower or Guarantors having an aggregate value of more than $500,000 outstanding at any time which is not stayed, bonded, paid or discharged for a period of sixty (60) days;

                       10.5. except to the extent addressed by other Events of Default, failure or neglect of Borrower or any Guarantor to perform, keep or observe any term, provision, condition, covenant herein contained, or contained in any other agreement or arrangement, now or hereafter entered into between Borrower and Lender which failure or neglect shall remain unremedied for a period of the earlier of (x) ten (10) days after Borrower shall receive written notice from Agent of any such failure or (y) thirty (30) days after Borrower shall become aware thereof;

                       10.6. any judgment is rendered or judgment liens filed against Borrower or Guarantors for an aggregate amount in excess of $500,000 outstanding at any time not fully covered by insurance which within forty-five (45) days of such rendering or filing is not either vacated, satisfied, stayed, bonded or discharged of record;

                       10.7. Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors,
(vi) acquiesce to, or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or
(vii) take any action for the purpose of effecting any of the foregoing;

                       10.8. Borrower shall admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business;

                       10.9. any Subsidiary (other than Receivable Financing Corporation and Premium Sales Northeast, Inc.) of Borrower or any Guarantor shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (iii) make a general assignment for the benefit of creditors, (iv) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (v) be adjudicated a bankrupt or insolvent, (vi) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vii) acquiesce to, or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (viii) take any action for the purpose of effecting any of the foregoing;

                       10.10. An "Event of Default" under (and as defined in) the Indenture shall have occurred and be continuing;

                       10.11. any Lien created hereunder or provided for hereby or under any Other Document for any reason ceases to be or is not a valid and perfected Lien having a first priority interest except as otherwise provided herein or in any Other Document;

                       10.12. any default of the obligations of Borrower under any other agreement to which it is a party the effect of which shall result in a Material Adverse Effect;

                       10.13.  termination or breach of the Guaranty,
Security Agreement, Stock Pledge Agreements, or Collateral Assignment of Security, or Equipment Collateral Assignment of Security or Inventory Collateral Assignment of Security or if any Guarantor attempts to terminate, challenge the validity of, or its liability under, any such Guaranty;

                       10.14.  any Change of Control;

                       10.15. any material provision of this Agreement shall, for any reason, cease to be valid and binding on Borrower, or Borrower shall so claim in writing to Agent; or

                       10.16.  an event or condition specified in Sections
7.16 or 9.14 hereof shall occur or exist with respect to any Plan and, as a result of such event or condition, together with all other such events or conditions, Borrower or any member of the Controlled Group shall incur, or in the opinion of Agent be reasonably likely to incur, a liability to a Plan or the PBGC (or both) which, in the reasonable judgment of Agent, would have a Material Adverse Effect upon the Collateral or the ability of Borrower to perform its Obligations under this Agreement.


XI.  LENDERS' RIGHTS AND REMEDIES AFTER DEFAULT.

           11.1. Rights and Remedies. Upon the occurrence of an Event of Default pursuant to Section 10.7 all Obligations shall be immediately due and payable and this Agreement and the obligation of Lenders to make Advances shall be deemed terminated; and, upon the occurrence of any of the other Events of Default and at any time thereafter (such Event of Default not having previously been cured or waived), upon the declaration of the Agent with the consent of or at the direction of Required Lenders all Obligations shall be immediately due and payable and with the consent of or at the direction of Required Lenders Agent shall have the right to terminate this Agreement and to terminate the obligation of Lenders to make Advances. Upon the occurrence and during the continuance of any Event of Default, Agent shall have the right to exercise any and all other rights and remedies provided for herein, under the Uniform Commercial Code and at law or equity generally, including, without limitation, the right to foreclose the security interests granted herein and to realize upon any Collateral by any available judicial procedure and/or to take possession of and sell any or all of the Collateral with or without judicial process. Agent may following the occurrence and during the continuance of an Event of Default enter any of Borrower's premises or other premises without legal process and without incurring liability to Borrower therefor, and Agent may thereupon, or at any time thereafter, in its discretion without notice or demand, take the Collateral and remove the same to such place as Agent may deem advisable and Agent may require Borrower to make the Collateral available to Agent at a convenient place. With or without having the Collateral at the time or place of sale, Agent may sell the Collateral, or any part thereof, at public or private sale, at any time or place, in one or more sales, at such price or prices, and upon such terms, either for cash, credit or future delivery, as Agent may elect. Except as to that part of the Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Agent shall give Borrower reasonable notification of such sale or sales, it being agreed that in all events written notice mailed to Borrower at least ten (10) days prior to such sale or sales is reasonable notification. At any public sale Agent or any Lender may bid for and become the purchaser, and Agent, any Lender or any other purchaser at any such sale thereafter shall hold the Collateral sold absolutely free from any claim or right of whatsoever kind, including any equity of redemption and such right and equity are hereby expressly waived and released by Borrower. The proceeds realized from the sale of any Collateral shall be applied first to the reasonable costs, expenses and attorneys' fees and expenses incurred by Agent for collection and for acquisition, completion, protection, removal, storage, sale and delivery of the Collateral; second to interest due upon any of the Obligations; and third to the principal of the Obligations. If any deficiency shall arise, Borrower shall remain liable to Agent and Lenders therefor. Any surplus shall be returned to Borrower unless any other Person(s) shall be entitled to same as a matter of law.

           11.2. Agent's Discretion. Agent shall have the right in its sole discretion to determine which rights, Liens, security interests or remedies Agent may at any time pursue, relinquish, subordinate, or modify or to take any other action with respect thereto and such determination will not in any way modify or affect any of Agent's or Lenders' rights hereunder.

           11.3. Setoff. In addition to any other rights which Agent or any Lender may have under applicable law, upon the occurrence and during the continuance of an Event of Default hereunder, Agent and such Lender shall have a right to apply any of Borrower's property held by Agent and such Lender or by IBJS to reduce the Obligations.

           11.4. Rights and Remedies not Exclusive. The enumeration of the foregoing rights and remedies is not intended to be exhaustive and the exercise of any right or remedy shall not preclude the exercise of any other right or remedies, all of which shall be cumulative and not alternative.


XII.  WAIVERS AND JUDICIAL PROCEEDINGS.

           12.1. Waiver of Notice. Borrower hereby waives notice of non-payment of any of the Receivables, demand, presentment, protest and notice thereof with respect to any and all instruments, notice of acceptance hereof, notice of loans or advances made, credit extended, Collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

           12.2. Delay. No delay or omission on Agent's or any Lender's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any default.

           12.3. Jury Waiver. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.


XIII.  EFFECTIVE DATE AND TERMINATION.

           13.1. Term. This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of each of Borrower, Agent and each Lender, shall become effective on the date hereof and shall continue in full force and effect until the end of the initial Term unless sooner terminated as herein provided. Borrower may terminate this Agreement at any time during the Term upon not less than thirty (30) days' prior written notice to Agent ("Termination Date") upon payment in full of the Obligations; provided however that Borrower pays to Agent for the ratable benefit of Lenders an early termination fee in an amount equal to the Required Percentage of the Maximum Revolving Advance Amount. For the purposes of this paragraph, Required Percentage shall mean (a) 1% from the Effective Date through and including November 12, 1997, (b) 1/2% from November 13, 1997 through and including May 12, 1998 and (c) 0% at any time thereafter. Notwithstanding the foregoing, if during the period commencing February 12, 1998 through and including May 12, 1998, Borrower secures replacement financing from another financial institution on terms and conditions similar to (or more favorable than) those provided hereunder, but without the necessity of a borrowing base or formula advance rate, Agent and Lenders shall waive the early termination fee, provided, that, prior to such termination Borrower shall provide Agent and Lenders a good faith opportunity to match the terms of any replacement financing.

           13.2. Termination. The termination of the Agreement shall not affect any of Borrower's, Agent's or any Lender's rights, or any of the Obligations having their inception prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all Obligations have been paid in full. The security interests, Liens and rights granted to Agent and Lenders hereunder and the financing statements filed hereunder shall continue in full force and effect, notwithstanding the termination of this Agreement or the fact that Borrower's account may from time to time be temporarily in a zero or credit position, until all of the Obligations of Borrower have been paid or performed in full after the termination of this Agreement or Borrower has furnished Agent and Lenders with an indemnification satisfactory to Agent and Lenders with respect thereto. Upon termination of this Agreement and payment in full of all Obligations in immediately available funds (or, with respect to Obligations arising out of an indemnification claim of Agent and/or any Lender against Borrower in accordance with the terms of this Agreement which has been made at such time, the establishment of security arrangements satisfactory to Agent and Lenders), at the request and expense of Borrower, Agent shall deliver to Borrower (without recourse and without representation and warranty) all Collateral then in Agent's (or its designee's) possession and deliver to Borrower (without recourse and without representation and warranty) termination statements with respect to the Collateral and take such further actions as may be required under the Other Documents or as may be reasonably requested by Borrower to fully release (i) the Collateral from all Liens in favor of Agent and (ii) Borrower and its Subsidiaries hereunder and under the Other Documents. All representations, warranties, covenants, waivers and agreements contained herein shall survive termination hereof until all Obligations are repaid or performed in full, except for those which, by their terms, expressly survive termination of this Agreement.


XIV.  Regarding Agent.

           14.1. Appointment. Each Lender hereby designates IBJS to act as Agent for such Lender under this Agreement and the Other Documents. Each Lender hereby irrevocably authorizes Agent to take such action on its behalf under the provisions of this Agreement and the Other Documents and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto and Agent shall hold all Collateral, payments of principal and interest, fees, charges and collections (without giving effect to any collection days) received pursuant to this Agreement, for the ratable benefit of Lenders. Agent may perform any of its duties hereunder by or through its agents or employees. As to any matters not expressly provided for by this Agreement (including without limitation, collection of the Revolving Credit Note) Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding; provided, however, that Agent shall not be required to take any action which exposes Agent to liability or which is contrary to the Documents or applicable law unless Agent is furnished with an indemnification reasonably satisfactory to Agent with respect thereto.

           14.2. Nature of Duties. Agent shall have no duties or responsibilities except those expressly set forth in this Agreement. Neither Agent nor any of its officers, directors, employees or agents shall be (i) liable for any action taken or omitted by them as such hereunder or in connection herewith, unless caused by their gross negligence (but not mere negligence) or willful misconduct, or (ii) responsible in any manner to any Lender for any recitals, statements, representations or warranties made by Borrower or any officer thereof contained in this Agreement, or in any of the Other Documents or in any certificate, report, statement or Other Document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any of the Other Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or any of the Other Documents or for any failure of Borrower to perform its obligations hereunder. Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any of the Other Documents, or to inspect the properties, books or records of Borrower. The duties of Agent shall be mechanical and administrative in nature; Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon Agent any obligations in respect of this Agreement except as expressly set forth herein.

           14.3. Lack of Reliance on Agent and Resignation. Independently and without reliance upon Agent or any other Lender, each Lender has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of Borrower in connection with the making and the continuance of the Advances hereunder and the taking or not taking of any action in connection herewith, and (ii) its own appraisal of the creditworthiness of Borrower. Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before making of the Advances or at any time or times thereafter except as shall be provided by or on behalf of Borrower pursuant to the terms hereof. Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any agreement, document, certificate or a statement delivered in connection with or for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency of this Agreement or the Revolving Credit Note, or of the financial condition of Borrower, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Revolving Credit Note, the Other Documents or the financial condition of Borrower, or the existence of any Event of Default.

           Agent may resign on sixty (60) days' written notice to Borrower and each of the Lenders and upon such resignation, the Required Lenders will promptly designate a successor Agent reasonably satisfactory to Borrower. Without the consent of any Lender, the Borrower or any other Person, Agent may appoint IBJ Schroder Business Credit Corporation as successor Agent.

           Any such successor Agent shall succeed to the rights, powers and duties of Agent, and the term "Agent" shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent. After any Agent's resignation or removal hereunder as Agent, the provisions of this Article XIV shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

           14.4. Certain Rights of Agent. If Agent shall request instructions from Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any Other Document, Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from the Required Lenders; and Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, Lenders shall not have any right of action whatsoever against Agent as a result of its acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders.

           14.5. Reliance. Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, order or other document or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it. Agent may employ agents and attorneys-in-fact and shall not be liable for the default or misconduct of any such agents or attorneys-in-fact selected by Agent with reasonable care.

           14.6. Notice of Default. Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default hereunder or under the Other Documents, unless Agent has received notice from a Lender or Borrower referring to this Agreement or the Other Documents, describing such Event of Default and stating that such notice is a "notice of default". In the event that Agent receives such a notice, Agent shall give notice thereof to Lenders. Agent shall take such action with respect to such Event of Default as shall be reasonably directed by the Required Lenders; provided, that, unless and until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable in the best interests of Lenders.

           14.7. Indemnification. To the extent Agent is not reimbursed and indemnified by Borrower, each Lender will reimburse and indemnify Agent in proportion to its respective portion of the Advances (or, if no Advances are outstanding, according to its Commitment Percentage), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Agent in performing its duties hereunder, or in any way relating to or arising out of this Agreement or any Other Document; provided that, Lenders shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's gross negligence (but not mere negligence) or willful misconduct.

           14.8. Agent in its Individual Capacity. With respect to the obligation of Agent to lend under this Agreement, the Advances made by it shall have the same rights and powers hereunder as any other Lender and as if it were not performing the duties as Agent specified herein; and the term "Lender" or any similar term shall, unless the context clearly otherwise indicates, include Agent in its individual capacity as a Lender. Agent may engage in business with Borrower as if it were not performing the duties specified herein, and may accept fees and other consideration from Borrower for services in connection with this Agreement or otherwise without having to account for the same to Lenders.

           14.9. Delivery of Documents. To the extent Agent receives documents and information from or on behalf of Borrower pursuant to the terms of this Agreement, Agent will promptly furnish such documents and information to Lenders.

           14.10. Borrower' Undertaking to Agent. Without prejudice to its obligations to the Lenders under the other provisions of this Agreement, Borrower hereby undertakes with Agent to pay to Agent from time to time on demand all amounts from time to time due and payable by it for the account of Agent or the Lenders or any of them pursuant to this Agreement to the extent not already paid. Any such payment made to Agent pursuant to any such demand shall pro tanto satisfy Borrower's obligations to make payments for the account of the Lenders or the relevant one or more of them pursuant to this Agreement.

           14.11. Sharing of Setoffs. Each of the Lenders agrees that (i) all Obligations of Borrower to each Lender under this Agreement and under the Revolving Credit Note rank pari passu in all respects with each other, and (ii) if any Lender shall, through the exercise of a right of banker's lien, setoff, counterclaim or otherwise, obtain payment (whether from Borrower or otherwise) with respect to principal of or interest on Revolving Advances, which results in its receiving more than its pro rata share of the Revolving Advances, then (A) such Lender shall be deemed to have simultaneously purchased from the other Lenders a share in their Revolving Advances so that the amount of the Revolving Advances of all Lenders shall be equal to their Commitment Percentage and (B) such other adjustments shall be made from time to time as shall be equitable to insure that all Lenders share such payments ratably. If all or any portion of any such excess payment is thereafter recovered from the Lender which received the same, the purchase provided in this Section 14.11 shall be deemed to have been rescinded to the extent of such recovery, without interest. Borrower expressly consents to the foregoing arrangements and agrees that each Lender so purchasing a portion of another Lender's Revolving Advances may exercise all rights of payment (including without limitation, all rights of setoff, banker's lien or counterclaim) with respect to such portion as fully as if such Lender were the direct holder of such portion.

           14.12. Applicability of Section to Borrower. Except as otherwise provided in this Article XIV, the rights and obligations of Borrower under this Agreement shall not be affected by any provision otherwise included in this
Article XIV. Borrower shall be permitted to rely on communications from Agent which it reasonably believes are made on behalf of Agent and, if specified therein, the Lenders or the Required Lenders, and except as otherwise set forth specifically herein, all notices and payments to be made by Borrower hereunder shall be made to Agent. Further, if any Lender shall be in default hereunder, such default shall not affect the rights and obligations of Borrower hereunder or the rights and obligations of any other Lender hereunder.


XIV.  MISCELLANEOUS.

           15.1. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York. Any judicial proceeding brought by or against Borrower with respect to any of the Obligations, this Agreement or any related agreement may be brought in any court of competent jurisdiction in the State of New York, United States of America, and, by execution and delivery of this Agreement, Borrower accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Lenders to bring proceedings in the courts of any other jurisdiction. Borrower waives any objection to jurisdiction and venue of any action instituted hereunder in the aforesaid courts and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Any judicial proceeding by Borrower against Lenders involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any related agreement, shall be brought only in a federal or state court located in the City of New York, State of New York.

           15.2. Entire Understanding. (a) This Agreement and the documents executed concurrently herewith contain the entire understanding between
Borrower, Agent and each Lender and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing, signed by Borrower's, Agent's and each Lender's respective officers. Neither this Agreement nor any portion or provisions hereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, executed in accordance with Section 15.2(b) hereof. Borrower acknowledges that it has been advised by counsel in connection with the execution of this Agreement and the Other Documents and is not relying upon oral representations or statements inconsistent with the terms and provisions of this Agreement.

                       (b) The Required Lenders, Agent with the consent in writing of the Required Lenders, and Borrower may, subject to the provisions of this Section 15.2 (b), from time to time enter into written supplemental agreements to this Agreement, the Revolving Credit Note or the Other Documents executed by Borrower, for the purpose of adding or deleting any provisions or otherwise changing, varying or waiving in any manner the rights of Lenders, Agent or Borrower thereunder or the conditions, provisions or terms thereof or waiving any Event of Default thereunder, but only to the extent specified in such written agreements; provided, however, that no such supplemental agreement shall, without the consent of all Lenders:

                       (i) increase or decrease the amount of the Commitment Percentage of any Lender, it being understood and agreed that this Section 15.2
(b)(i) does not (and shall not be deemed to) require the consent of any Lender (other than a transferor Lender or Purchasing Lender) to an increase or a decrease in the Commitment Percentage of a transferor Lender or a Purchasing Lender in connection with an assignment effected in accordance with Section 15.3
(d) hereof.

                       (ii) change the maturity of the Revolving Credit Note, or increase the Maximum Revolving Advance Amount, the Maximum
Equipment Value Advance Amount, the Maximum Inventory Value Advance

Amount or the sublimit with respect to Letters of Credit, or reduce the rate or extend the time of payment of interest or of any fee payable by Borrower to Agent for the ratable benefit of Lenders pursuant to this Agreement.

                       (iii) alter the definition of the term Required Lenders or the eligibility standards applied by Agent to the determination of which Receivables are Eligible Receivables.

                       (iv) alter, amend or modify this Section 15.2(b) or release Collateral having a fair market value of in excess of $100,000, it being understood and agreed that this Section 15.2(b) (iv) does not (and shall not be deemed to) require the consent of any Lender (or all of the Lenders) in connection with a sale, transfer, conveyance, assignment or other disposition of any of Borrower's properties or assets (or any of the Collateral) to the extent any such sale, transfer, conveyance, assignment or other disposition is authorized or permitted by the terms of this Agreement or any Other Document.

                       (v)      change the rights and duties of Agent.

Any such supplemental agreement shall apply equally to each of the Lenders and shall be binding upon Borrower, Lenders and Agent and all future holders of the Revolving Credit Note and all Participants. In the case of any waiver, Borrower, Agent and Lenders shall be restored to their former positions and rights, and any Event of Default waived shall be deemed to be cured and not continuing, but no waiver of a specific Event of Default shall extend to any subsequent Event of Default (whether or not the subsequent Event of Default is the same as the Event of Default which was waived), or impair any right consequent thereon.

           15.3.       Successors and Assigns; Participations; New Lenders.

                       (a) This Agreement shall be binding upon and inure to the benefit of Borrower, Agent, each Lender, all future holders of the Revolving Credit Note and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Agent and each Lender.

                       (b) Subject to Section 15.3(d), and subject to Borrower's consent, which consent shall not be unreasonably withheld, any Lender may sell, assign or transfer all or any part of its rights under this Agreement and the Revolving Credit Note and all Other Documents, instruments and documents provided Borrower is given notice of such sale as soon as practicable and the transferee agrees to perform the obligations of the transferor. In addition to the foregoing, any Lender may grant one or more participations in its interests in the Advances in a minimum amount equal to $3,000,000 or in integral multiples of $l,000,000 in excess thereof; provided, however, that (a) such Lender shall remain a "Lender" for all purposes under this Agreement, (b) any such grant of a participation will be made in compliance with all applicable state or federal laws, rules and regulations, and (c) no Lender shall grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or the Other Documents, except to the extent such amendment or waiver would: (i) increase the amount of the Commitment Percentage of any Lender; (ii) change the maturity of the Revolving Credit Note or the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon or of any fee payable by Borrower to Lenders pursuant to this Agreement; (iii) alter the definition of the term Required Lenders; (iv) alter, amend or modify this Section 15.2(b); or (v) change the rights and duties of Agent. In the case of any participation, the participant shall not have any rights under this Agreement or any of the Other Documents (the participant's right against such Lender in respect of such participation to be those set forth in the participation or other agreement executed by such Lender and the participant related thereto) and all amounts payable to any Lender hereunder (including, without limitation, Sections 3.2, 3.10 or 3.9 hereof) shall be determined as if such Lender had not sold such participation. In no event shall any participant grant a participation in its participation interest in the Advances without the prior written consent of Agent.

                       (c)      In connection with any assignments,
participations or offers thereof pursuant to this Section 15.3 each Lender shall be entitled to provide to any assignee or participant or prospective assignee or participant such information pertaining to Borrower or any of its Subsidiaries as such Lender may deem appropriate or such assignee or participant or prospective assignee or participant may request; provided, however, that such assignee or participant or prospective assignee or participant shall agree (i) to treat in confidence all such information, (ii) not to disclose such information to any third party, and (iii) not to make use of such information for purposes of transactions other than contemplated by such assignment or participation.

                       (d) Subject to Borrower's consent, which consent shall not be unreasonably withheld, any Lender may sell, assign or transfer all or any part of its rights under this Agreement and the Other Documents to one or more additional banks or financial institutions and one or more additional banks or financial institutions may commit to make Advances hereunder (each a "Purchasing Lender"), in minimum amounts of not less than $3,000,000, pursuant to a Commitment Transfer Supplement, executed by a Purchasing Lender, the transferor Lender, and Agent and delivered to Agent for recording. Upon such execution, delivery, acceptance and recording, from and after the transfer effective date determined pursuant to such Commitment Transfer Supplement, (i) Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Commitment Transfer Supplement, have the rights and obligations of a Lender thereunder with a Commitment Percentage as set forth therein; provided, however, that unless Borrower consents, IBJS shall maintain at all times during the Term a Commitment Percentage in excess of 50%, and (ii) the transferor Lender thereunder shall, to the extent provided in such Commitment Transfer Supplement, be released from its obligations under this Agreement, the Commitment Transfer Supplement creating a novation for that purpose. Such Commitment Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender and the resulting adjustment of the Commitment Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Other Documents. Borrower hereby consents to the addition of such Purchasing Lender and the resulting adjustment of the Commitment Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Other Documents. Without in any manner limiting the foregoing, the Borrower and each Lender specifically consents to the sale, assignment and/or transfer by IBJS to IBJ Schroder Business Credit Corporation of all or any part of its rights and obligations under this Agreement and the Other Documents in its capacity as Agent and as Lender.

                       (e) Agent shall maintain at its address a copy of each Commitment Transfer Supplement delivered to it and a register (the "Register") for the recordation of the names and addresses of the Advances owing to each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and Borrower, Agent and Lenders may treat each Person whose name is recorded in the Register as the owner of the Advance recorded therein for the purposes of this Agreement. The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. Agent shall receive a fee in the amount of $3000 payable by the applicable Purchasing Lender upon the effective date of each transfer or assignment to such Purchasing Lender.

                       (f) At Agent's or Lenders' expense, Borrower shall execute and deliver to Agent, upon request, such further documents and agreements and do such further acts and things as Agent may request in order to carry out the purposes, terms or conditions of this Section 15.3.

           15.4. Application of Payments. Agent shall have the continuing and exclusive right to apply or reverse and re-apply any payment and any and all proceeds of Collateral to any portion of the Obligations in accordance with the terms of this Agreement. To the extent that Borrower makes a payment or Agent or any Lender receives any payment or proceeds of the Collateral for Borrower's benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the Obligations or part thereof intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by Agent or such Lender.

           15.5. Indemnity. Borrower shall indemnify Agent and each Lender from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, reasonable fees and disbursements of counsel) which may be imposed on, incurred by, or asserted against Agent or any Lender in any litigation, proceeding or investigation instituted or conducted by any governmental agency or instrumentality or any other Person with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Agreement, whether or not the Agent or any Lender is a party thereto, except to the extent that any of the foregoing arises out of the gross negligence or willful misconduct of the party being indemnified.

           15.6. Notice. Any notice or request hereunder may be given to Borrower or to Agent or any Lender at their respective addresses set forth below or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section. Any notice or request hereunder shall be in writing and given by (a) hand delivery, (b) registered or certified mail, return receipt requested, (c) telex or telegram, subsequently confirmed by registered or certified mail, or (d) telefax to the number set out below (or such other number as may hereafter be specified in a notice designated as a notice of change of address) with telephone communication to a duly authorized officer of the recipient confirming its receipt and subsequently confirmed by registered or certified mail or recognized overnight courier. Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given on the earliest of (a) when personally delivered to any officer of the party to whom it is addressed, (b) on the earlier of actual receipt thereof or five (5) days following posting thereof by certified or registered mail, postage prepaid, or (c) upon actual receipt thereof when sent by a recognized overnight delivery service or (d) upon actual receipt thereof when sent by telecopier to the number set forth below with telephone communication confirming receipt in each case addressed to each party at its address set forth below or at such other address as has been furnished in writing by a party to the other by like notice:

           (A) If IBJS (either as Agent or a Lender), at:

                                IBJ Schroder Bank & Trust
                                   Company
                                One State Street
                                New York, New York 10004
                                Attention:  Alfred J. Scoyni
                                Telephone:   (212) 858-2020
                                Telecopier:  (212) 858-2151

               with a copy to:  Hahn & Hessen

                                 350 Fifth Avenue
                                 New York, New York 10118
                                 Attention: Steven J. Seif
                                 Telephone:   (212) 736-1000
                                 Telecopier:  (212) 594-7167

           (B) If to any Lender other than Agent, as specified in the applicable Commitment Transfer Supplement (or a schedule thereto).

           (C)  If to Borrower, at:  Allstate Financial Corporation
                                     2700 South Quincy Street
                                     Suite 540
                                     Arlington, Virginia 22206
                                     Attention: Craig Fishman -
                                            President
                                     Telephone: (703) 931-2274
                                     Telecopier: (703) 931-2034

                       with a copy to its General Counsel at the same address, telephone and telecopier numbers.

           15.7. Severability. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

           15.8. Expenses. All reasonable, out-of-pocket costs and expenses including, without limitation, reasonable attorneys' fees and disbursements incurred by Agent, Agent on behalf of Lenders and Lenders (a) in all efforts made to enforce payment of any Obligation or effect collection of any Collateral, or (b) in connection with the entering into, modification, amendment, administration and enforcement of this Agreement or any consents or waivers hereunder and all related agreements, documents and instruments, or (c) following the occurrence and during the continuance of an Event of Default, in instituting, maintaining, preserving, enforcing and foreclosing on Agent's security interest in or Lien on any of the Collateral, whether through judicial proceedings or otherwise, or (d) in defending or prosecuting any actions or proceedings arising out of or relating to Agent's or any Lender's transactions hereunder with Borrower, or (e) in connection with any advice given to Agent or any Lender with respect to its rights and obligations under this Agreement and all Other Documents, may be charged to Borrower's account as a Revolving Advance and shall be part of the Obligations; provided, that, the reasonable out-of-pocket fees and expenses of counsel to Agent in connection with the initial closing of the loans hereunder shall not exceed $50,000 in the aggregate.

           15.9. Injunctive Relief. Borrower recognizes that, in the event Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy at law may prove to be inadequate relief to Lenders; therefore, each Lender, if such Lender so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

           15.10. Consequential Damages. Neither Lenders nor any agent r attorney for any of them shall be liable to Borrower for consequential damages arising from any breach of contract, tort or other wrong relating to the establishment, administration or collection of the Obligations.

           15.11. Captions. The captions at various places in this Agreement are intended for convenience only and do not constitute and shall not be interpreted as part of this Agreement.

           15.12. Counterparts. This Agreement may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument.

           15.13. Construction. The parties acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits thereto.

           Each of the parties has signed this Agreement as of the 13th day of May 1997.



                                 ALLSTATE FINANCIAL CORPORATION


                                 --------------------------------
           Name: Craig Fishman
            Title: President

                                 IBJ SCHRODER BANK & TRUST COMPANY,
         as Lender and as Agent


                                 -------------------------------
                                 Name:  Alfred J. Scoyni
          Title: Vice President

                                 Commitment Percentage:  60%

                                 NATIONAL BANK OF CANADA, as Lender


                                 -------------------------------
                                 Name:
                                 Title:

                                 -------------------------------
                                 Name:
                                 Title:

                                 Commitment Percentage:  40%

STATE OF NEW YORK                 )
                                  ) ss.
COUNTY OF NEW YORK                )


           On this ______ day of May, 1997, before me personally came _____________, to me known, who, being by me duly sworn, did depose and say that he is the ______________ of ALLSTATE FINANCIAL CORPORATION, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                               ------------------------------
                                               NOTARY PUBLIC


STATE OF NEW YORK                 )
                                  ) ss.
COUNTY OF NEW YORK                )


           On this _____ day of May, 1997, before me personally came _________________, to me known, who, being by me duly sworn, did depose and say that he is the ______________ of IBJ SCHRODER BANK & TRUST COMPANY, the corporation described in and which executed the foregoing instrument and that he was authorized to sign his name thereto on behalf of said corporation.


                                 ------------------------------
                                                 NOTARY PUBLIC

                                Table of Contents



I.         DEFINITIONS......................................................  1
           -----------
           1.1.          Accounting Terms...................................  1
                         ----------------
           1.2.          General Terms......................................  1
                         -------------
           1.3.          Uniform Commercial Code Terms...................... 22
                         -----------------------------
           1.4.          Certain Matters of Construction.................... 22
                         -------------------------------

II.        ADVANCES, PAYMENTS............................................... 23
           ------------------
           2.1.          (a)      Revolving Advances........................ 23
                                  ------------------
                         (b)      Discretionary Rights...................... 24
                                  --------------------
           2.2.          ................................................... 24
           2.3.          Disbursement of Revolving Advance Proceeds......... 27
                         ------------------------------------------
           2.4.          ................................................... 27
           2.5.          ................................................... 27
           2.6.          ................................................... 28
           2.7.          Statement of Account............................... 28
                         --------------------
           2.8.          Letters of Credit.................................. 28
                         -----------------
           2.9.          Issuance of Letters of Credit...................... 29
                         -----------------------------
           2.10.         Requirements For Issuance of Letters of Credit..... 29
                         ----------------------------------------------
           2.11.         Additional Payments................................ 31
                         -------------------
           2.12.         Manner of Borrowing and Repayment of Advances...... 31
                         ---------------------------------------------
           2.13.         Use of Proceeds.................................... 36
                         ---------------

III.  INTEREST AND FEES..................................................... 36
      -----------------
           3.1.          Interest........................................... 36
                         --------
           3.2.          Letter of Credit Fees.............................. 36
                         ---------------------
           3.3.          Closing Fee........................................ 37
                         -----------
           3.4.          Unused Line Fee.................................... 37
                         ---------------
           3.5.          Collateral Evaluation Fee.......................... 37
                         -------------------------
           3.6.          Field Examinations................................. 37
                         ------------------
           3.7.          Computation of Interest and Fees................... 37
                         --------------------------------
           3.8.          Maximum Charges.................................... 38
                         ---------------
           3.9.          Increased Costs.................................... 38
                         ---------------
           3.10.         Capital Adequacy................................... 39
                         ----------------
           3.11.  Survival.................................................. 39
                  --------


IV.  COLLATERAL:  GENERAL TERMS............................................. 40
     --------------------------
           4.1.          Security Interest in the Collateral................ 40
                         -----------------------------------
           4.2.          Perfection of Security Interest.................... 40
                         -------------------------------
           4.3.          Disposition of Collateral.......................... 41
                         -------------------------
           4.4.          Preservation of Collateral......................... 41
                         --------------------------
           4.5.          Ownership of Collateral............................ 42
                         -----------------------
           4.6.          Defense of Agent's and Lender's Interests.......... 42
                         -----------------------------------------
           4.7.          Books and Records.................................. 43
                         -----------------
           4.8.          Financial Disclosure............................... 43
                         --------------------
           4.9.          Compliance with Laws............................... 43
                         --------------------
           4.10.         Inspection of Premises............................. 43
                         ----------------------
           4.12.         Failure to Pay Insurance........................... 44
                         ------------------------

           4.13.         Payment of Taxes.................................... 44
                         ----------------
           4.14.         Payment of Leasehold Obligations.................... 45
                         --------------------------------
           4.15.         Receivables......................................... 45
                         -----------
                         (a)      Nature of Receivables...................... 45
                                  ---------------------
                         (b)      Solvency of Account Debtor................. 45
                                  --------------------------
                         (c)      Locations of Borrower...................... 46
                                  ---------------------
                         (d)      Collection of Receivables.................. 46
                                  -------------------------
                         (e)      Notification of Assignment of Receivables.. 46
                                  -----------------------------------------
                         (f)      Power of Agent to Act on Borrower's Behalf. 46
                                  ------------------------------------------
                         (g)      No Liability............................... 49
                                  ------------
           4.16.         Cash Management Systems............................. 50
                         -----------------------
           4.17.         Inventory........................................... 51
                         ---------
           4.18.         Maintenance of Equipment............................ 51
                         ------------------------
           4.19.         Exculpation of Liability............................ 52
                         ------------------------
           4.20.         Environmental Matters............................... 52
                         ---------------------

V.  REPRESENTATIONS AND WARRANTIES........................................... 54
    ------------------------------
           5.1.          Authority........................................... 54
                         ---------
           5.2.          Formation and Qualification......................... 55
                         ---------------------------
           5.3.          Survival of Representations and Warranties.......... 55
                         ------------------------------------------
           5.4.          Tax Returns......................................... 55
                         -----------
           5.5.          Financial Statements................................ 55
                         --------------------
           5.6.          Corporate Name...................................... 56
                         --------------
           5.7.          O.S.H.A............................................. 56
                         --------
                         5.8.     Solvency; No Litigation, Violation, Indebte
                         ness or Default..................................... 57
                         ---------------
           5.9.          Patents, Trademarks, Copyrights and Licenses........ 58
                         --------------------------------------------
           5.10.         Licenses and Permits................................ 58
                         --------------------
           5.11.         Default of Indebtedness............................. 59
                         -----------------------
           5.12.         No Default.......................................... 59
                         ----------
           5.13.         No Burdensome Restrictions.......................... 59
                         --------------------------
           5.14.         No Labor Disputes................................... 59
                         -----------------
           5.15.         Margin Regulations.................................. 59
                         ------------------
           5.16.         Investment Company Act.............................. 59
                         ----------------------
           5.17.         Disclosure.......................................... 59
                         ----------
           5.18.         Swaps............................................... 60
                         -----
           5.19.         Conflicting Agreements.............................. 60
                         ----------------------
           5.20.         Application of Certain Laws and Regulations......... 60
                         -------------------------------------------
           5.21.         Property of Borrower................................ 60
                         --------------------
           5.22.         Other Ventures...................................... 60
                         --------------
                         .................................................... 60

VI.  AFFIRMATIVE COVENANTS................................................... 60
           6.1.          Payment of Fees..................................... 60
                         ---------------
           6.2.          Conduct of Business and Maintenance of Existence
                         and Assets.......................................... 60
                         ----------
           6.3.          Violations.......................................... 61
                         ----------
           6.4.          Government Receivables.............................. 61
                         ----------------------
           6.5.          Execution of Supplemental Instruments............... 61
                         -------------------------------------
           6.6.          Payment of Indebtedness............................. 62
                         -----------------------
           6.7.          Standards of Financial Statements................... 62
                         ---------------------------------
           6.8.          Credit Standards.................................... 62
                         ----------------
           6.9.          Insurance........................................... 62
                         ---------
           6.10.         Filing of Financing Statements...................... 63
                         ------------------------------

VII.  NEGATIVE COVENANTS..................................................... 63
           7.1.          Merger, Consolidation, Acquisition and Sale of
                         Assets.............................................. 63
                         ------
           7.2.          Creation of Liens................................... 64
                         -----------------
           7.3.          Guaranties.......................................... 64
                         ----------
           7.4.          Investments......................................... 65
                         -----------
           7.5.          Loans............................................... 65
                         -----
           7.6.          Capital Expenditures................................ 66
                         --------------------
           7.7.          Restricted Payments................................. 66
                         -------------------
           7.8.          Indebtedness........................................ 66
                         ------------
           7.9.          Nature of Business.................................. 67
                         ------------------
           7.10.         Transactions with Affiliates........................ 67
                         ----------------------------
           7.11.         Leases.............................................. 68
                         ------
           7.12.         Subsidiaries........................................ 68
                         ------------
           7.13.         Fiscal Year and Accounting Changes.................. 69
                         ----------------------------------
           7.14.         Intentionally Omitted............................... 69
                         ---------------------
           7.15.         Amendment of Articles of Incorporation, By-Laws..... 69
                         -----------------------------------------------
           7.16.         Compliance with ERISA............................... 69
                         ---------------------
           7.17.         Prepayment of Indebtedness.......................... 70
                         --------------------------
                         .................................................... 70
           7.18.         Pledge of Credit.................................... 70
                         ----------------

VIII.  CONDITIONS PRECEDENT.................................................. 71
       --------------------
           8.1.          Conditions to Initial Advances...................... 71
                         ------------------------------
                         (a)      Revolving Credit Note...................... 71
                                  ---------------------
                         (b)      Filings, Registrations and Recordings...... 71
                                  -------------------------------------
                         (c)      Corporate Proceedings of Borrower.......... 72
                                  ---------------------------------
                         (d)      Incumbency Certificates of Borrower........ 72
                                  -----------------------------------
                         (e)      Certificates............................... 72
                                  ------------
                         (f)      Good Standing Certificates................. 72
                                  --------------------------
                         (g)      Legal Opinion.............................. 72
                                  -------------
                         (h)      No Litigation.............................. 72
                                  -------------
                         (i)      Financial Condition Certificate............ 73
                                  -------------------------------
                         (j)      Collateral Examination..................... 73
                                  ----------------------
                         (k)      Fees....................................... 73
                                  ----
                         (l)      Insurance.................................. 73
                                  ---------
                         (m)      Leasehold Agreements....................... 73
                                  --------------------
                         (n)      Reaffirmation of Guaranty, Stock Pledge
                                  ---------------------------------------
                                  Agreements, etc............................ 73
                         (o)      Payment Instructions; Borrowing Base
                                  Certificate................................ 73
                                  -----------
                         (p)      Lockbox Accounts........................... 74
                                  ----------------
                         (q)      Consents................................... 74
                                  --------
                         (r)      No Adverse Material Change................. 74
                                  --------------------------
                         (s)      Undrawn Availability....................... 74
                                  --------------------
                         (t)      Contract Review............................ 74
                                  ---------------
                         (u)      Closing Certificate........................ 74
                                  -------------------
                         (v)      Representations and Warranties............. 74
                                  ------------------------------
                         (w)      Other...................................... 74
                                  -----
           8.2.          Conditions to Each Advance.......................... 74
                         --------------------------
                         (a)      Representations and Warranties............. 75
                                  ------------------------------
                         (b)      No Default................................. 75
                                  ----------
                         (c)      Maximum Advances........................... 75
                                  ----------------

IX.  INFORMATION AS TO BORROWER.............................................. 75
     --------------------------
           9.1.          Disclosure of Material Matters...................... 75
                         ------------------------------
           9.2.          Schedules; Borrowing Base Certificate............... 75
                         -------------------------------------
           9.3.          Litigation.......................................... 76
                         ----------
           9.4.          Occurrence of Defaults, etc......................... 76
                         ---------------------------
           9.5.          Intentionally Omitted............................... 77
                         ---------------------
           9.6.          Annual Financial Statements......................... 77
                         ---------------------------
           9.7.          Quarterly Financial Statements...................... 77
                         ------------------------------
           9.8.          Intentionally Omitted............................... 78
                         ---------------------
           9.9.          Other Reports....................................... 78
                         -------------
           9.10.         Additional Information.............................. 78
                         ----------------------
           9.11.         Projected Operating Budget.......................... 78
                         --------------------------
           9.12.         Intentionally Omitted............................... 79
                         ---------------------
           9.13.         Notice of Suits, Adverse Events..................... 79
                         -------------------------------
           9.14.         ERISA Notices and Requests.......................... 79
                         --------------------------
           9.15.         Additional Documents................................ 80
                         --------------------

X.  EVENTS OF DEFAULT........................................................ 80

XI.  LENDERS' RIGHTS AND REMEDIES AFTER DEFAULT.............................. 82
     ------------------------------------------
           11.1.         Rights and Remedies................................. 82
                         -------------------
           11.2.         Agent's Discretion.................................. 83
                         ------------------
           11.3.         Setoff.............................................. 83
                         ------
           11.4.         Rights and Remedies not Exclusive................... 83
                         ---------------------------------

XII.  WAIVERS AND JUDICIAL PROCEEDINGS....................................... 83
      --------------------------------
           12.1.         Waiver of Notice.................................... 83
                         ----------------
           12.2.         Delay............................................... 84
                         -----
           12.3.         Jury Waiver......................................... 84
                         -----------

XIII.  EFFECTIVE DATE AND TERMINATION........................................ 84
       ------------------------------
           13.1.         Term................................................ 84
                         ----
           13.2.         Termination......................................... 85
                         -----------

XIV.  Regarding Agent........................................................ 85
      ---------------
           14.1.         Appointment......................................... 85
                         -----------
           14.2.         Nature of Duties.................................... 86
                         ----------------
           14.3.         Lack of Reliance on Agent and Resignation........... 86
                         -----------------------------------------
           14.4.         Certain Rights of Agent............................. 87
                         -----------------------
           14.5.         Reliance............................................ 87
                         --------
           14.6.         Notice of Default................................... 87
                         -----------------
           14.7.         Indemnification..................................... 88
                         ---------------
           14.8.         Agent in its Individual Capacity.................... 88
                         --------------------------------
           14.9.         Delivery of Documents............................... 88
                         ---------------------
           14.10.        Borrower' Undertaking to Agent...................... 88
                         ------------------------------
           14.12.        Applicability of Section to Borrower................ 89
                         ------------------------------------

XIV.  MISCELLANEOUS.......................................................... 89
           15.2.         Entire Understanding................................ 90
                         --------------------
           15.3.         Successors and Assigns; Participations; New
                         Lenders............................................. 91
                         -------
           15.4.         Application of Payments............................. 93
                         -----------------------
           15.5.         Indemnity........................................... 94
                         ---------
           15.6.         Notice.............................................. 94
                         ------

           15.7.         Severability........................................ 95
                         ------------
           15.8.         Expenses............................................ 95
                         --------
           15.9.         Injunctive Relief................................... 95
                         -----------------
           15.10.        Consequential Damages............................... 96
                         ---------------------
           15.11.         Captions........................................... 96
                          --------
           15.12.  Counterparts.............................................. 96
                   ------------
                         15.13.  Construction................................ 96